  LOGO
       Investing
       for the
       21st
       Century(R)





                            EATON VANCE FLOATING-RATE
                                HIGH INCOME FUND
                    A mutual fund seeking high current income


                                Prospectus Dated
                                September , 2000



The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

INFORMATION IN THIS PROSPECTUS
                                           Page                          Page
-------------------------------------------------------------------------------
Fund Summary                                2      Sales Charges          8
Investment Objective & Principal Policies          Redeeming Shares       9
   and Risks                                4
Management and Organization                 6      Shareholder Account
Valuing Shares                              7         Features            10
Purchasing Shares                           7      Tax Information        11
-------------------------------------------------------------------------------

            This prospectus contains important information about the
             Fund and the services available to shareholders. Please
                             save it for reference.

                     SUBJECT TO COMPLETION - AUGUST 1, 2000
             THE INFORMATION IN THIS PROSPECTUS IS NOT COMPLETE AND
             MAY BE CHANGED. THESE SECURITIES MAY NOT BE SOLD UNTIL
            THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND
              EXCHANGE COMMISSION IS EFFECTIVE. THIS PROSPECTUS IS
                NOT AN OFFER TO SELL THESE SECURITIES AND IS NOT
            SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE
                    WHERE THE OFFER OR SALE IS NOT PERMITTED.

FUND SUMMARY

INVESTMENT OBJECTIVE AND PRINCIPAL STRATEGIES. The Fund's investment objective is to provide a high level of current income. To do so, the Fund invests primarily in senior secured floating rate loans and high yield, high risk corporate bonds (so called "junk bonds"). The Fund will invest a substantial portion of assets in debt obligations issued in connection with corporate restructurings.

The Fund invests at least 65% of its net assets in income producing floating rate loans and other floating rate debt securities. The Fund may also purchase fixed income debt securities, preferred stocks (many of which have fixed maturities), convertible securities, securities that make "in-kind" interest payments, bonds not paying current income and bonds that do not make regular interest payments. The Fund may invest up to 25% of its total assets in foreign securities and may engage in certain hedging transactions.

Investments are actively managed, and may be bought or sold on a daily basis (although loans are generally held until repaid). The investment adviser's staff monitors the credit quality of Fund holdings, as well as other investments that are available. Preservation of capital is considered when consistent with the Fund's objective.

The Fund currently seeks its objective by investing its assets in two other registered investment companies.

PRINCIPAL RISK FACTORS. The Fund invests primarily in below investment grade debt obligations, which are considered speculative because of the credit risk of their issuers. Such companies are more likely to default on their payments of interest and principal owed to the Fund, and such defaults will reduce the Fund's net asset value and income distributions. An economic downturn generally leads to a higher non-payment rate, and a debt obligation may lose significant value before a default occurs. Moreover, the specific collateral used to secure a loan may decline in value or become illiquid, which would adversely affect the loan's value.

Loans and other debt securities are also subject to the risk of increases in prevailing interest-rates, although floating rate securities reduce this risk. Interest rate changes may also increase prepayments of debt obligations and require the Fund to invest assets at lower yields. Most loans are not actively traded, which may impair the ability of the Fund to realize full value in the event of the need to liquidate such assets. Foreign securities are subject to adverse changes in currency exchange rates and economic and political developments abroad. Bonds that do not make regular payments of interest may experience greater volatility in response to changes in interest rates. Hedging transactions involve a risk of loss due to unanticipated changes in exchange or interest rates, as well as the risk of counterparty default.

As a non-diversified fund, the Fund may invest a larger portion of its assets in the obligations of a limited number of issuers than may a diversified fund. This makes the Fund more susceptible to adverse economic, business or other developments affecting such issuers. The Fund may invest, with respect to 50% of its total assets, more than 5% (but not more than 25%) of its total assets in securities of any one issuer, other than U.S. Government securities.

The Fund is not appropriate for investors who cannot assume the greater risk of capital depreciation or loss inherent in seeking higher yields. The Fund is not a complete investment program and you may lose money by investing in the Fund. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION. As of the date of this prospectus, the Fund had not begun operations so there is no performance history.

FUND FEES AND EXPENSES. These tables describe the fees and expenses that you may pay if you buy and hold shares.

 Shareholder Fees
 (fees paid directly from your              Class A    Class B    Class C
 investment)
-------------------------------------------------------------------------------

 Maximum Sales Charge (Load)(as a
   percentage of offering price)              4.75%       None       None
 Maximum Deferred Sales Charge (Load)(as
   a percentage of the lower of net
   asset value at time of purchase or time
   of redemption)                             None       5.00%      1.00%
 Maximum Sales Charge (Load)Imposed on
   Reinvested Distributions                   None       None       None
 Exchange Fee                                 None       None       None
 Redemption Fee (as a percentage of
   amount redeemed)                           1.00%*     None       None

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)   Class A   Class B   Class C
----------------------------------------------------------------------------
Management Fees                                  0.58%     0.58%     0.58%
Distribution and Service (12b-1) Fees            0.00%     1.00%     1.00%
Other Expenses**                                 0.62%     0.37%     0.37%
                                                 -----     -----     -----
Total Annual Fund Operating Expenses             1.20%     1.95%     1.95%

* Effective for Class A shares redeemed or exchanged within three months of purchase.

** Other Expenses are based on estimates and for Class A shares include a service fee of 0.25%.

EXAMPLE. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                           1 Year    3 Years
-------------------------------------------------------------------------------
 Class A shares                                            $591*     $  838
 Class B shares                                            $698      $1,012
 Class C shares                                            $298      $  612

You would pay the following expenses if you did not redeem your shares:


                                                           1 Year     3 Years
--------------------------------------------------------------------------------
 Class A shares                                            $591      $838
 Class B shares                                            $198      $612
 Class C shares                                            $198      $612

* Due to the redemption fee, the cost of investing in Class A shares for one year would be $100 higher for shares redeemed or exchanged within three months of purchase.

INVESTMENT OBJECTIVE & PRINCIPAL POLICIES AND RISKS

The Fund's investment objective is to provide a high level of current income. The Fund's investment objective and most policies may be changed by the Trustees without shareholder approval. The Trustees have no present intention to make a change and intend to submit any material change in the objective to shareholders for approval. The Fund currently invests in Floating Rate Portfolio and High Income Portfolio, which each have the same investment objective as the Fund.

The Fund's allocation of assets to floating rate and other securities in the Floating Rate Portfolio will generally not exceed 90% nor be less than 65% of net assets. The Floating Rate Portfolio normally invests primarily in interests in senior secured floating rate loans ("Senior Loans").

Senior Loans hold the most senior position in the capital structure of a business entity (the "Borrower"), are secured with specific collateral and have a claim on the assets of the Borrower that is senior to that of subordinated debt and stock of the Borrower. The proceeds of Senior Loans primarily are used to finance leveraged buyouts, recapitalizations, mergers, acquisitions, stock repurchases, and, to a lesser extent, to finance internal growth and for other corporate purposes. Senior Loans typically have rates of interest which are redetermined either daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium. These base lending rates generally are the London Inter-Bank Offered Rate ("LIBOR"), the prime rate offered by one or more major United States banks (the "Prime Rate"), the certificate of deposit ("CD") rate or other base lending rates used by commercial lenders. The Senior Loans held by the Floating Rate Portfolio will have a dollar-weighted average period until the next interest rate adjustment of approximately 90 days or less. In the experience of the investment adviser over the last decade, because of prepayments the average life of Senior Loans has been two to three years.

The Floating Rate Portfolio may also purchase unsecured loans, other floating rate debt securities such as notes, bonds and asset-backed securities, investment grade fixed income debt obligations and money market instruments. Those money market holdings with a remaining maturity of less than 60 days will be deemed floating rate assets.

The High Income Portfolio normally invests at least 65% of its total assets in bonds rated in the lowest investment grade category or below (i.e. bonds rated Baa and below by Moody's Investors Service, Inc. ("Moody's") or BBB and below by Standard & Poor's Ratings Group ("S&P")), and in comparable unrated bonds. Bonds rated BBB and Baa have speculative characteristics, while lower rated bonds are predominantly speculative.

The High Income Portfolio may invest in zero coupon bonds, deferred interest bonds and bonds or preferred stocks on which the interest is payable in-kind ("PIK bonds"). Zero coupon and deferred interest bonds are debt obligations which are issued at a significant discount from face value. While zero coupon bonds do not require the periodic payment of interest, deferred interest bonds provide for a period of delay before the regular payment of interest begins. PIK bonds are debt obligations which provide that the issuer thereof may, at its option, pay interest on such bonds in cash or in the form of additional debt obligations. Such investments may experience greater volatility in market value due to changes in interest rates. The High Income Portfolio accrues income on these investments and is required to distribute its share of income each year. The High Income Portfolio may be required to sell securities to obtain cash needed for income distributions.

Loans and other corporate debt obligations are subject to the risk of non-payment of scheduled interest or principal. Such non-payment would result in a reduction of income to the Fund, a reduction in the value of the investment and a potential decrease in the net asset value of the Fund. There can be no assurance that the liquidation of any collateral securing a loan would satisfy the Borrower's obligation in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated. In the event of bankruptcy of a Borrower, the Floating Rate Portfolio could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing a Senior Loan. To the extent that a Senior Loan is collateralized by stock in the Borrower or its subsidiaries, such stock may lose all or substantially all of its value in the event of bankruptcy of a Borrower. Some Senior Loans are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate such Senior Loans to presently existing or future indebtedness of the Borrower or take other action detrimental to the holders of Senior Loans including, in certain circumstances, invalidating such Senior Loans.


Many loans in which the Floating Rate Portfolio will invest may not be rated by a rating agency, and may not be registered with the Securities and Exchange Commission or any state securities commission and will not be listed on any national securities exchange. The amount of public information available with respect to Senior Loans will generally be less extensive than that available for rated, registered or exchange listed securities. In evaluating the creditworthiness of Borrowers, the investment adviser will consider, and may rely in part, on analyses performed by others. Borrowers may have outstanding debt obligations that are rated below investment grade by a rating agency.

Rating agencies have begun rating Senior Loans and most Senior Loans have been assigned a rating below investment grade. Debt securities which are unsecured and rated below investment grade are viewed by the rating agencies as having speculative characteristics and are commonly known as "junk bonds". A description of the ratings of corporate bonds by Moody's and S&P is included as Appendix A to the Statement of Additional Information. Because of the protective features of Senior Loans (being senior and secured by specific collateral), the investment adviser believes that Senior Loans tend to have more favorable loss recovery rates as compared to most other types of below investment grade debt obligations. Accordingly, the investment adviser does not view ratings as a determinative factor in its investment decisions and relies more upon its credit analysis abilities than upon ratings.

The High Income Portfolio may hold securities that are unrated or in the lowest rating categories (rated C by Moody's or D by S&P). Bonds rated C by Moody's are regarded as having extremely poor prospects of ever attaining any real investment standing. Bonds rated D by S&P are in payment default or a bankruptcy petition has been filed and debt service payments are jeopardized. In order to enforce its rights with defaulted securities, the High Income Portfolio may be required to retain legal counsel and/or a financial adviser. This may increase operating expenses and adversely affect net asset value.

The credit quality of most securities held by the High Income Portfolio reflects a greater possibility that adverse changes in the financial condition of an issuer, or in general economic conditions, or both, may impair the ability of the issuer to make payments of interest and principal. The inability (or perceived inability) of issuers to make timely payment of interest and principal would likely make the values of such securities more volatile and could limit the ability to sell securities at favorable prices. In the absence of a liquid trading market for securities held by it, the High Income Portfolio may have difficulties determining the fair market value of such securities.

Although the investment adviser of High Income Portfolio considers security ratings when making investment decisions, it performs its own credit and investment analysis and does not rely primarily on the ratings assigned by the rating services. Because of the greater number of investment considerations involved in investing in high yield, high risk bonds, the achievement of the High Income Portfolio's objective depends more on the investment adviser's judgment and analytical abilities than would be the case if it invested primarily in securities in the higher rating categories.

The value of Fund shares will usually change in response to interest rate fluctuations, although investment in floating rate obligations will mitigate this risk. When interest rates decline, the value of holdings can be expected to rise. Conversely, when interest rates rise, the value of holdings can be expected to decline. Other economic factors (such as a large downward movement in stock prices) can also adversely impact the markets for debt obligations. Rating downgrades of holdings will generally reduce their value.

Most Loans are not highly marketable and may be subject to restrictions on resale. No active trading market may exist for many loans. A secondary market may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods, which may impair the ability to realize full value. Each Portfolio may invest not more than 15% of its net assets in illiquid securities, which may be difficult to value properly and may involve greater risks. Illiquid securities include those legally restricted as to resale, and may include commercial paper issued pursuant to Section 4(2) of the Securities Act of 1933 and securities eligible for resale pursuant to Rule 144A thereunder. Certain Section 4(2) and Rule 144A securities may be treated as liquid securities if the investment adviser determines that such treatment is warranted. Even if determined to be liquid, holdings of these securities may increase the level of illiquidity if eligible buyers become uninterested in purchasing them.

Each Portfolio may invest up to 25% of total assets in foreign securities, predominantly in developed countries. The value of foreign securities is affected by changes in foreign tax laws (including withholding tax), government policies (in this country or abroad) and relations between nations, and trading, settlement, custodial and other operational risks. In addition, the costs of investing abroad are generally higher than in the United States, and foreign securities markets may be less liquid, more volatile and less subject to governmental supervision than markets in the United States. Foreign investments also could be affected by other factors not present in the United States, including exploration, armed conflict, confiscatory taxation, lack of uniform accounting and auditing standards, less publicly available financial and other information and potential difficulties in enforcing contractual obligations. A Portfolio may use forward currency exchange contracts to attempt to mitigate adverse effects of foreign currency fluctuations. These contracts allow a Portfolio to establish a currency exchange rate with payment and delivery at a future date. They are subject to a risk of loss due to unanticipated changes in currency exchange rates and default by the counterparty to the contract. There can be no assurance that this hedging strategy will be advantageous.

The Floating Rate Portfolio may use interest rate swaps for risk management purposes and not as a speculative investment and would typically use interest rate swaps to shorten the average interest rate reset time of the Portfolio's holdings. Interest rate swaps involve the exchange by the Portfolio with another party of their respective commitments to pay or receiveinterests, e.g., an exchange of fixed rate payments for floating rate payments. The use of interest rate swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The investment adviser has had limited experience in the use of interest rate swaps but has utilized other types of hedging techniques. If the investment adviser is incorrect in its forecasts of market values, interest rates and other applicable factors, the investment performance of the Fund would be less favorable than what it would have been if this investment technique were never used.

The Floating Rate Portfolio may borrow amounts up to one-third of the value of its total assets (including borrowings) and the High Income Portfolio may borrow up to 25% of its net assets, but neither will borrow more than 5% of the value of its total assets except to satisfy redemption requests or for other temporary purposes. Such borrowings would result in increased expense and, while they are outstanding, magnify increases or decreases in the value of Fund shares. Neither Portfolio will purchase additional investment securities while outstanding borrowings exceed 5% of the value of its total assets. During unusual market conditions, the Floating Rate Portfolio may temporarily invest up to 100% of its assets in cash or cash equivalents. While temporarily invested, the Fund may not achieve its investment objective.

MANAGEMENT AND ORGANIZATION

MANAGEMENT. Each Portfolio's investment adviser is Boston Management and Research ("BMR"), a subsidiary of Eaton Vance Management ("Eaton Vance"), with offices at The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109. Eaton Vance has been managing assets since 1924 and managing mutual funds since 1931. Eaton Vance and its subsidiaries currently manage over $46 billion on behalf of mutual funds, institutional clients and individuals.


The investment adviser manages the investments of each Portfolio and provides related office facilities and personnel. Under its investment advisory agreement with each Portfolio, BMR receives a monthly advisory fee equal to the aggregate of a daily asset based fee and a daily income based fee. The fees are applied on the basis of the following categories.

                                                    Annual             Daily
 Category   Daily Net Assets                      Asset Rate        Income Rate
--------------------------------------------------------------------------------
   1       up to $500 million                       0.300%             3.00%
   2       $500 million but less than $1 billion    0.275%             2.75%
   3       $1 billion but less than $1.5 billion    0.250%             2.50%
   4       $1.5 billion but less than $2 billion    0.225%             2.25%
   5       $2 billion but less than $3 billion      0.200%             2.00%
   6       $3 billion and over                      0.175%             1.75%

For the fiscal year ended March 31, 2000, the High Income Portfolio paid BMR advisory fees equivalent to 0.60% of High Income Portfolio's average daily net assets for such year. The portion of the Fund's assets invested in the High Income Portfolio will be subject to such Portfolio's advisory fee, but will not be subject to Floating Rate Portfolio's advisory fee.

Scott H. Page and Payson F. Swaffield, Vice Presidents of Eaton Vance and BMR, are co-portfolio managers of Floating-Rate Portfolio (since inception) and of other Eaton Vance floating-rate loan portfolios (since August 1, 1996). Prior thereto, Messrs. Page and Swaffied were senior analysts of Eaton Vance.

Michael Weilheimer is the portfolio manager of the High Income Portfolio (since January 1, 1996). He also manages other Eaton Vance high yield bond portfolios. Prior to assuming management of the High Income Portfolio, Mr. Weilheimer was a senior analyst in the Eaton Vance high yield bond group. He is a Vice President of Eaton Vance and BMR. Thomas Huggins has joined Mr. Weilheimer as co-portfolio manager. Mr. Huggins is a Vice President of Eaton Vance and BMR. He joined Eaton Vance in April 1997 as the head of high yield bond trading. Prior to joining Eaton Vance, Mr. Huggins was a fixed income trader for John Hancock Mutual Funds.

The investment adviser and the Fund and the Portfolios have adopted Codes of Ethics governing personal securities transactions. Under the Codes, Eaton Vance employees may purchase and sell securities (including securities held by the Portfolios) subject to certain pre-clearance and reporting requirements and other procedures.

Eaton Vance serves as administrator of the Fund, providing the Fund with administrative services and related office facilities. In return, the Fund is authorized to pay Eaton Vance a fee of 0.15% of average daily net assets.

ORGANIZATION. The Fund is a series of Eaton Vance Mutual Funds Trust, a Massachusetts business trust. The Fund offers multiple classes of shares. Each Class represents a pro rata interest in the Fund, but is subject to different expenses and rights. The Fund does not hold annual shareholder meetings, but may hold special meetings for matters that require shareholder approval (like electing or removing trustees, approving management contracts or changing investment policies that may only be changed with shareholder approval). Because the Fund invests in the Portfolios, it may be asked to vote on certain Portfolio matters (like changes in certain Portfolio investment restrictions). When necessary, the Fund will hold a meeting of its shareholders to consider the Portfolio matter and then vote its interest in the Portfolio in proportion to the votes cast by its shareholders. The Fund can withdraw from either Portfolio at any time.

VALUING SHARES

The Fund values its shares once each day only when the New York Stock Exchange is open for trading (typically Monday through Friday), as of the close of regular trading on the Exchange (normally 4:00 p.m. eastern time). The purchase price of shares is their net asset value (plus a sales charge for Class A shares), which is derived from Portfolio holdings. Most loans are valued by dealer quotations and most other debt securities are valued by an independent pricing service; however, the investment adviser may use the fair value of a foreign security if events occurring after the close of a foreign securities market would materially affect net asset value. Because foreign securities trade on days when Fund shares are not priced, net asset value can change at times when Fund shares cannot be redeemed.

When purchasing or redeeming Fund shares, your investment dealer must communicate your order to the principal underwriter by a specific time each day in order for the purchase price or redemption price to be based on that day's net asset value per share. It is the investment dealer's responsibility to transmit orders promptly. The Fund may accept purchase and redemption orders as of the time of their receipt by certain investment dealers (or their designated intermediaries).

PURCHASING SHARES

You may purchase shares through your investment dealer or by mailing the account application form included in this prospectus to the transfer agent (see back cover for address). Your initial investment must be at least $1,000. The price of Class A shares is the net asset value plus a sales charge. The price of Class B and Class C shares is the net asset value; however, you may be subject to a sales charge (called a "contingent deferred sales charge" or "CDSC") if you redeem Class B shares within six years of purchase or Class C shares within one year of purchase. The sales charges are described below. Your investment dealer can help you decide which Class of shares suits your investment needs.

After your initial investment, additional investments of $50 or more may be made at any time by sending a check payable to the order of the Fund or the transfer agent directly to the transfer agent (see back cover for address). Please include your name and account number and the name of the Fund and Class of shares with each investment.

You may also make automatic investments of $50 or more each month or each quarter from your bank account. You can establish bank automated investing on the account application or by calling 1-800-262-1122. The minimum initial investment amount and Fund policy of redeeming accounts with low account balances are waived for bank automated investing accounts and certain group purchase plans.

You may purchase Fund shares in exchange for securities. Please call 1-800-225-6265 for information about exchanging securities for Fund shares. If you purchase shares through an investment dealer (which includes brokers, dealers and other financial institutions), that dealer may charge you a fee for executing the purchase for you. The Fund may suspend the sale of its shares at any time and any purchase order may be refused.

SALES CHARGES

FRONT-END SALES CHARGE. Class A shares are offered at net asset value per share plus a sales charge that is determined by the amount of your investment. The current sales charge schedule is:

                                    Sales Charge            Sales Charge           Dealer Commission
                                   As Percentage of      As Percentage of Net     As a Percentage of
Amount of Purchase                  Offering Price         Amount Invested          Offering Price
------------------                 --------------         ---------------           --------------
Less than $25,000                       4.75%                 4.99%                       4.50%
$25,000 but less than $100,000          4.50%                 4.71%                       4.25%
$100,000 but less than $250,000         3.75%                 3.90%                       3.50%
$250,000 but less than $500,000         3.00%                 3.09%                       2.75%
$500,000 but less than $1,000,000       2.00%                 2.04%                       2.00%
$1,000,000 or more                      0.00*                 0.00*                       See Below

* No sales charge is payable at the time of purchase on investments of $1 million or more. A CDSC of 1.00% will be imposed on such investments (as described below) in the event of redemptions within 12 months of purchase.


The principal underwriter will pay a commission to investment dealers on sales of $1 million or more as follows: 1.00% on amounts of $1 million or more but less than $3 million; plus 0.50% on amounts over $3 million but less than $5 million; plus 0.25% on amounts over $5 million. Purchases totaling $1 million or more will be aggregated over a 12-month period for purposes of determining the commission. The principal underwriter may also pay commissions of up to 1.00% on sales of Class A shares to certain tax-deferred retirement plans.


CONTINGENT DEFERRED SALES CHARGE. Each Class of shares is subject to a CDSC on certain redemptions. Class A shares purchased at net asset value in amounts of $1 million or more are subject to a 1.00% CDSC if redeemed within 12 months of purchase. Class C shares are subject to a 1.00% CDSC if redeemed within 12 months of purchase. Class B shares are subject to the following CDSC schedule:

 Year of Redemption After Purchase       CDSC
-------------------------------------------------

 First or Second                          5%
 Third                                    4%
 Fourth                                   3%
 Fifth                                    2%
 Sixth                                    1%
 Seventh or following                     0%

The CDSC is based on the lower of the net asset value at the time of purchase or at the time of redemption. Shares acquired through the reinvestment of distributions are exempt from the CDSC. Redemptions are made first from shares that are not subject to a CDSC.

CLASS B CONVERSION FEATURE. After eight years, your Class B shares will automatically convert to Class A shares. Class B shares acquired through the reinvestment of distributions will convert in proportion to shares not so acquired.

REDUCING OR ELIMINATING  SALES CHARGES.  Front-end sales charges on purchases of
Class A shares may be reduced under the right of accumulation or under a statement of intention. Under the right of accumulation, the sales charges you pay are reduced if the current market value of your current holdings (based on the current offering price), plus your new purchases, total $25,000 or more. Class A shares of other Eaton Vance funds owned by you can be included as part of your current holdings for this purpose. Under a statement of intention, purchases of $25,000 or more made over a 13-month period are eligible for reduced sales charges. Under a statement of intention, the principal underwriter may hold 5% of the dollar amount to be purchased in escrow in the form of shares registered in your name until you satisfy the statement or the 13-month period expires.

Class A shares are offered at net asset value to clients of financial intermediaries who charge a fee for their services; accounts affiliated with those financial intermediaries; tax-deferred retirement plans; investment and institutional clients of Eaton Vance; certain persons affiliated with Eaton Vance; and certain Eaton Vance and fund service providers. Ask your investment dealer for details. Class A shares are also sold at net asset value if the amount invested represents redemption proceeds from a mutual fund not affiliated with Eaton Vance, provided the redemption occurred within 60 days of the Fund share purchase and the redeemed shares were subject to a sales charge. Class A shares so acquired will be subject to a 0.50% CDSC if they are redeemed within 12 months of purchase. Investment dealers will be paid a commission on such sales equal to 0.50% of the amount invested.

CDSCs are waived for certain redemptions pursuant to a Withdrawal Plan (see "Shareholder Account Features") and, for Class B and Class C shares, in connection with certain redemptions from tax-sheltered retirement plans. Call 1-800-225-6265 for details. The Class B CDSC is also waived following the death of all beneficial owners of shares, but only if the redemption is requested within one year after death (a death certificate and other applicable documents may be required).

If you redeem shares, you may reinvest at net asset value all or any portion of the redemption proceeds in the same class of shares of the Fund (or, for Class A shares, in Class A shares of any other Eaton Vance fund), provided that the reinvestment occurs within 60 days of the redemption, and the privilege has not been used more than once in the prior 12 months. Under these circumstances your account will be credited with any CDSC paid in connection with the redemption. Any CDSC period applicable to the shares you acquire upon reinvestment will run from the date of your original share purchase. Reinvestment requests must be in writing. If you reinvest, you will be sold shares at the next determined net asset value following receipt of your request.

DISTRIBUTION AND SERVICE FEES. Class B and Class C shares have in effect plans under Rule 12b-1 that allows the Fund to pay distribution fees for the sale and distribution of shares (so-called "12b-1 fees"). Class B and Class C shares pay distribution fees of 0.75% of average daily net assets annually. Because these fees are paid from Fund assets on an ongoing basis, they will increase your cost over time and may cost you more than paying other types of sales charges. All Classes pay service fees for personal and/or account services equal to 0.25% of average daily net assets annually. The principal underwriter pays commissions to investment dealers on sales of Class B and Class C shares (except exchange transactions and reinvestments). The sales commission on Class B shares equals 4% of the purchase price of the shares. The principal underwriter compensates investment dealers who sell Class C shares at a rate of 1.00% of the purchase price of the shares, consisting of 0.75% of sales commission and 0.25% of service fee (for the first year's service). After the first year, investment dealers also receive 0.75% of the value of Class C shares in annual distribution fees. After the sale of shares, the principal underwriter receives service fees for one year and thereafter investment dealers receive them based on the value of shares sold by such dealers. Distribution and service fees are subject to the limitations contained in the sales charge rule of the National Association of Securities Dealers, Inc.


REDEEMING SHARES

You can redeem shares in any of the following ways:
  By Mail Send your request to the transfer agent along with any certificates and stock powers. The request must be signed exactly as your account is registered and signature guaranteed. You can obtain a signature guarantee at certain banks, savings and loan institutions, credit unions, securities dealers, securities exchanges, clearing agencies and registered securities associations. You may be asked to provide additional documents if your shares are registered in the name of a corporation, partnership or fiduciary.

  By Telephone      You can redeem up to $50,000 by calling the  transfer  agent at  1-800-262-1122  on Monday through  Friday,  9:00 a.m. to
                    4:00 p.m. (eastern time). Proceeds of a telephone redemption can be mailed  only to the account  address.  Shares held by corporations,  trusts or certain  other  entities and shares
                    that  are  subject  to  fiduciary   arrangements  cannot  be
                    redeemed by telephone.

  Through an
  Investment Dealer Your investment  dealer is responsible for  transmitting the order promptly. An investment dealer may charge a fee for this service.

Redemptions (including exchanges) of Class A shares made within three months of their purchase will be subject to a redemption fee equal to 1% of the amount redeemed. All redemption fees will be paid to the Fund. Redemptions of shares acquired as the result of reinvesting distributions and those held by 401(k) plans or in proprietary fee-based programs sponsored by broker-dealers are not subject to the redemption fee.

If you redeem shares, your redemption price will be based on the net asset value per share next computed after the redemption request is received. Your redemption proceeds will be paid in cash within seven days, reduced by the amount of any applicable CDSC and/or redemption fee and any federal income tax required to be withheld. Payments will be sent by mail unless you complete the Bank Wire Redemptions section of the account application.

If you recently purchased shares, the proceeds of a redemption will not be sent until the purchase check (including a certified or cashier's check) has cleared. If the purchase check has not cleared, redemption proceeds may be delayed up to 15 days from the purchase date. If your account value falls below $750 (other than due to market decline), you may be asked to either add to your account or redeem it within 60 days. If you take no action, your account will be redeemed and the proceeds sent to you.

While redemption proceeds are normally paid in cash, redemptions may be paid by distributing marketable securities. If you receive securities, you could incur brokerage or other charges in converting the securities to cash.

SHAREHOLDER ACCOUNT FEATURES

Once you purchase shares, the transfer agent establishes a Lifetime Investing Account(R) for you. Share certificates are issued only on request.


DISTRIBUTIONS. You may have your Fund distributions paid in one of the following ways:

 .Full Reinvest Option       Dividends  and capital  gains are  reinvested  in
                            additional shares. This option will be assigned if you do not specify an option.
 .Partial Reinvest Option    Dividends are paid in cash and capital gains are
                            reinvested in additional shares.
 .Cash Option                Dividends and capital gains are paid in cash.
 .Exchange Option            Dividends and/or capital gains are reinvested in
                            additional shares of another Eaton Vance fund chosen by you. Before selecting this option, you must obtain a prospectus of the other fund and consider its objectives and policies carefully.

INFORMATION FROM THE FUND. From time to time, you may be mailed the following:

 .Annual and Semi-Annual Reports, containing performance information and financial statements.

 .Periodic account statements, showing recent activity and total share balance.

 .Form 1099 and tax information needed to prepare your income tax returns.

 .Proxy materials, in the event a shareholder vote is required.

 .Special notices about significant events affecting your Fund.

WITHDRAWAL PLAN. You may redeem shares on a regular monthly or quarterly basis by establishing a systematic withdrawal plan. Withdrawals will not be subject to any applicable CDSC if they are, in the aggregate, less than or equal to 12% annually of the greater of either the initial account balance or the current account balance. A minimum account size of $5,000 is required to establish a systematic withdrawal plan. Because purchases of Class A shares are generally subject to an initial sales charge, you should not make withdrawals from your account while you are making purchases.

TAX-SHELTERED RETIREMENT PLANS. Class A and Class C shares are available for purchase in connection with certain tax-sheltered retirement plans. Call 1-800-225-6265 for information. Distributions will be invested in additional shares for all tax-sheltered retirement plans.

EXCHANGE PRIVILEGE. You may exchange your Fund shares for shares of the same Class of another Eaton Vance fund. Exchanges are generally made at net asset value. If you hold Class A shares for less than six months and exchange them for shares subject to a higher sales charge, you will be charged the difference between the two sales charges. If your shares are subject to a CDSC, the CDSC will continue to apply to your new shares at the same CDSC rate. For purposes of the CDSC, your shares will continue to age from the date of your original purchase. Class A shares may also be exchanged for the Fund's Institutional Shares, subject to the terms for investing in those shares.

Before exchanging, you should read the prospectus of the new fund carefully. If you wish to exchange shares, write to the transfer agent (address on back cover) or call 1-800-262-1122. Periodic automatic exchanges are also available. The exchange privilege may be changed or discontinued at any time. You will receive 60 days' notice of any material change to the privilege. This privilege may not be used for "market timing". If an account (or group of accounts) makes more than two round-trip exchanges (exchanged from one fund to another and back again) within 12 months, it will be deemed to be market timing. The exchange privilege may be terminated for market timing accounts.

TELEPHONE AND ELECTRONIC TRANSACTIONS. You can redeem or exchange shares by telephone as described in this prospectus. In addition, certain transactions may be conducted through the Internet. The transfer agent and the principal underwriter have procedures in place to authenticate telephone and electronic instructions (such as using security codes or verifying personal account information). As long as the transfer agent and principal underwriter follow reasonable procedures, they will not be responsible for unauthorized telephone or electronic transactions and you bear the risk of possible loss resulting from these transactions. You may decline the telephone redemption option on the account application. Telephone instructions are tape recorded.

"STREET NAME" ACCOUNTS. If your shares are held in a "street name" account at an investment dealer, that dealer (and not the Fund or its transfer agent) will perform all recordkeeping, transaction processing and distribution payments. Because the Fund will have no record of your transactions, you should contact your investment dealer to purchase, redeem or exchange shares, to make changes in your account, or to obtain account information. You will not be able to utilize a number of shareholder features, such as telephone transactions, directly with the Fund. The transfer of shares in a "street name" account to an account with another investment dealer or to an account directly with the Fund involves special procedures and you will be required to obtain historical information about your shares prior to the transfer. Before establishing a "street name" account with an investment dealer, you should determine whether that dealer allows reinvestment of distributions in "street name" accounts.

ACCOUNT QUESTIONS. If you have any questions about your account or the services available, please call Eaton Vance Shareholder Services at 1-800-225-6265, or write to the transfer agent (see back cover for address).

TAX INFORMATION

The Fund declares dividends daily and ordinarily pays distributions monthly. Any net realized capital gains will be distributed annually. Your account will be credited with dividends beginning on the business day after the day when the funds used to purchase your shares are collected by the transfer agent. The Fund expects that its distributions will consist primarily of ordinary income. Distributions will generally be taxable to shareholders as ordinary income.

Distributions of any long-term capital gains are taxable as long-term gains. A portion of the Fund's distributions may be eligible for the corporate dividends-received deduction. The Fund's distributions are taxable as described above whether they are paid in cash or reinvested in additional shares. A redemption of Fund shares, including an exchange for shares of another fund, is a taxable transaction.

Shareholders should consult with their advisers concerning the applicability of state, local and other taxes to an investment.

  LOGO
      Investing
      for the
      21st
      Century(R)



MORE INFORMATION
--------------------------------------------------------------------------------

     About the Fund: More information is available in the statement of additional information. The statement of additional information is incorporated by reference into this prospectus. Additional information about the Portfolio's investments will be available in the annual and semi-annual reports to shareholders. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the past year. You may obtain free copies of the statement of additional information by contacting:

                         Eaton Vance Distributors, Inc.
                            The Eaton Vance Building
                                255 State Street
                                Boston, MA 02109
                                 1-800-225-6265
                           website: www.eatonvance.com




     You will find and may copy information about the Fund (including the statement of additional information and shareholder reports): at the Securities and Exchange Commission's public reference room in Washington, DC (call 1-202-942-8090 for information on the operation of the public reference room); on the EDGAR Database on the SEC's Internet site (http:// www.sec.gov); or, upon payment of copying fees, by writing to the SEC's public reference section, Washington, DC 20549-0102, or by electronic mail at publicinfo@sec.gov.

     ABOUT SHAREHOLDER ACCOUNTS: You can obtain more information from Eaton Vance Shareholder Services (1-800-225-6265). If you own shares and would like to add to, redeem or change your account, please write or call the transfer agent:

                                   PFPC, Inc.
                                  P.O. Box 9653
                           Providence, RI 02904-9653
                                 1-800-262-1122

--------------------------------------------------------------------------------
 The Fund's SEC File No. is 811-4015.                              FRHIP

                   Subject to Completion -- August 1, 2000

The information in this Statement of Additional Information is not complete and may be changed. These securities may not be sold until the registration statement filed with the Securities and Exchange Commission is effective.
This Statement of Additional Information, which is not a prospectus, is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

                                                          STATEMENT OF
                                                          ADDITIONAL INFORMATION
                                                                   , 2000

                  EATON VANCE FLOATING-RATE HIGH INCOME FUND
                           The Eaton Vance Building
                               255 State Street
                         Boston, Massachusetts 02109
                                (800) 225-6265

    This Statement of Additional Information ("SAI") provides general information about the Fund, Floating Rate Portfolio ("FR Portfolio") and High Income Portfolio ("HI Portfolio"). The Fund is a series of Eaton Vance Mutual Funds Trust. Capitalized terms used in this SAI and not otherwise defined have the meanings given them in the prospectus. This SAI contains additional information about:

                                                                          Page
Investment Policies and Risks ...........................................   1
Investment Restrictions .................................................   8
Management and Organization .............................................  10
Investment Advisory and Administrative Services .........................  14
Other Service Providers .................................................  15
Purchasing and Redeeming Shares .........................................  16
Sales Charges ...........................................................  17
Performance .............................................................  20
Control Persons .........................................................  22
Taxes ...................................................................  22
Portfolio Security Transactions .........................................  23
Financial Statements ....................................................  25

  Appendix A: Description of Securities Ratings ......................... a-1

THIS IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY IF PRECEDED OR ACCOMPANIED BY THE FUND'S PROSPECTUS DATED _____ , 2000, AS SUPPLEMENTED FROM TIME TO TIME, WHICH IS INCORPORATED HEREIN BY REFERENCE. THIS SAI SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS, WHICH MAY BE OBTAINED BY CALLING 1-800-225-6265.

                        INVESTMENT POLICIES AND RISKS
STRUCTURE OF SENIOR LOANS. A Senior Loan is typically originated, negotiated and structured by a U.S. or foreign commercial bank, insurance company, finance company or other financial institution (the "Agent") for a lending syndicate of financial institutions ("Lenders"). The Agent typically administers and enforces the Senior Loan on behalf of the other Lenders in the syndicate. In addition, an institution, typically but not always the Agent, holds any collateral on behalf of the Lenders.

    Senior Loans include senior secured floating rate loans and institutionally traded senior secured floating rate debt obligations issued by an asset-backed pool, and interests therein. Loan interests generally take the form of direct interests acquired during a primary distribution and may also take the form of participation interests in, assignments of, or novations of a Senior Loan acquired in secondary markets. Such loan interests may be acquired from U.S. or foreign commercial banks, insurance companies, finance companies or other financial institutions who have made loans or are members of a lending syndicate or from other holders of loan interests.

    A Portfolio may purchase "Assignments" from Lenders. The purchase of an Assignment typically succeeds to all the rights and obligations under the Loan Agreement of the assigning Lender and becomes a Lender under the Loan Agreement with the same rights and obligations as the assigning Lender. Assignments may, however, be arranged through private negotiations between potential assignees and potential assignors, and the rights and obligations acquired by the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender.

    A Portfolio also may invest in "Participations". Participations by a Portfolio in a Lender's portion of a Senior Loan typically will result in the Portfolio having a contractual relationship only with such Lender, not with the Borrower. As a result, the Portfolio may have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by such Lender of such payments from the Borrower. In connection with purchasing Participations, the Portfolio generally will have no right to enforce compliance by the Borrower with the terms of the loan agreement, nor any rights with respect to any funds acquired by other Lenders through set-off against the Borrower and the Portfolio may not directly benefit from the collateral supporting the Senior Loan in which it has purchased the Participation. As a result, the Portfolio may assume the credit risk of both the Borrower and the Lender selling the Participation. In the event of the insolvency of the Lender selling a Participation, the Portfolio may be treated as a general creditor of such Lender. The selling Lenders and other persons interpositioned between such Lenders and the Portfolio with respect to such Participations will likely conduct their principal business activities in the banking, finance and financial services industries. Persons engaged in such industries may be more susceptible to, among other things, fluctuations in interest rates, changes in the Federal Open Market Committee's monetary policy, governmental regulations concerning such industries and concerning capital raising activities generally and fluctuations in the financial markets generally.

    A Portfolio will only acquire Participations if the Lender selling the Participation, and any other persons interpositioned between the Portfolio and the Lender, at the time of investment has outstanding debt or deposit obligations rated investment grade (BBB or A-3 or higher by Standard & Poor's Ratings Group ("S&P") or Baa or P-3 or higher by Moody's Investors Service, Inc. ("Moody's") or comparably rated by another nationally recognized rating agency (each a "Rating Agency")) or determined by the investment adviser to be of comparable quality. Securities rated Baa by Moody's have speculative characteristics. Similarly, a Portfolio will purchase an Assignment or Participation or act as a Lender with respect to a syndicated Senior Loan only where the Agent with respect to such Senior Loan at the time of investment has outstanding debt or deposit obligations rated investment grade or determined by the investment adviser to be of comparable quality. Long-term debt rated BBB by S&P is regarded by S&P as having adequate capacity to pay interest and repay principal and debt rated Baa by Moody's is regarded by Moody's as a medium grade obligation, i.e., it is neither highly protected nor poorly secured. Commercial paper rated A-3 by S&P indicates that S&P believes such obligations exhibit adequate protection parameters but that adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation and issues of commercial paper rated P-3 by Moody's are considered by Moody's to have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced.

LOAN COLLATERAL. In order to borrow money pursuant to a Senior Loan, a Borrower will frequently, for the term of the Senior Loan, pledge collateral, including but not limited to, (i) working capital assets, such as accounts receivable and inventory; (ii) tangible fixed assets, such as real property, buildings and equipment; (iii) intangible assets, such as trademarks and patent rights (but excluding goodwill); and (iv) security interests in shares of stock of subsidiaries or affiliates. In the case of Senior Loans made to non-public companies, the company's shareholders or owners may provide collateral in the form of secured guarantees and/or security interests in assets that they own. In certain instances, a Senior Loan may be secured only by stock in the Borrower or its subsidiaries. Collateral may consist of assets that may not be readily liquidated, and there is no assurance that the liquidation of such assets would satisfy fully a Borrower's obligations under a Senior Loan.

LENDING FEES. In the process of buying, selling and holding Senior Loans a Portfolio may receive and/or pay certain fees. These fees are in addition to interest payments received and may include facility fees, commitment fees, commissions and prepayment penalty fees. When the Portfolio buys a Senior Loan it may receive a facility fee and when it sells a Senior Loan it may pay a facility fee. On an ongoing basis, the Portfolio may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a Senior Loan. In certain circumstances, the Portfolio may receive a prepayment penalty fee upon the prepayment of a Senior Loan by a Borrower. Other fees received by the Portfolio may include covenant waiver fees and covenant modification fees.

BORROWER COVENANTS. A Borrower must comply with various restrictive covenants contained in a loan agreement or note purchase agreement between the Borrower and the Lender or lending syndicate (the "Loan Agreement"). Such covenants, in addition to requiring the scheduled payment of interest and principal, may include restrictions on dividend payments and other distributions to stockholders, provisions requiring the Borrower to maintain specific minimum financial ratios, and limits on total debt. In addition, the Loan Agreement may contain a covenant requiring the Borrower to prepay the Loan with any free cash flow. Free cash flow is generally defined as net cash flow after scheduled debt service payments and permitted capital expenditures, and includes the proceeds from asset dispositions or sales of securities. A breach of a covenant which is not waived by the Agent, or by the lenders directly, as the case may be, is normally an event of acceleration; i.e., the Agent, or the lenders directly, as the case may be, has the right to call the outstanding Senior Loan. The typical practice of an Agent or a Lender in relying exclusively or primarily on reports from the Borrower may involve a risk of fraud by the Borrower. In the case of a Senior Loan in the form of a Participation, the agreement between the buyer and seller may limit the rights of the holder to vote on certain changes which may be made to the Loan Agreement, such as waiving a breach of a covenant. However, the holder of the Participation will, in almost all cases, have the right to vote on certain fundamental issues such as changes in principal amount, payment dates and interest rate.

ADMINISTRATION OF LOANS. In a typical Senior Loan the Agent administers the terms of the Loan Agreement. In such cases, the Agent is normally responsible for the collection of principal and interest payments from the Borrower and the apportionment of these payments to the credit of all institutions which are parties to the Loan Agreement. A Portfolio will generally rely upon the Agent or an intermediate participant to receive and forward to the Portfolio its portion of the principal and interest payments on the Senior Loan. Furthermore, unless under the terms of a Participation Agreement the Portfolio has direct recourse against the Borrower, the Portfolio will rely on the Agent and the other members of the lending syndicate to use appropriate credit remedies against the Borrower. The Agent is typically responsible for monitoring compliance with covenants contained in the Loan Agreement based upon reports prepared by the Borrower. The seller of the Senior Loan usually does, but is often not obligated to, notify holders of Senior Loans of any failures of compliance. The Agent may monitor the value of the collateral and, if the value of the collateral declines, may accelerate the Senior Loan, may give the Borrower an opportunity to provide additional collateral or may seek other protection for the benefit of the participants in the Senior Loan. The Agent is compensated by the Borrower for providing these services under a Loan Agreement, and such compensation may include special fees paid upon structuring and funding the Senior Loan and other fees paid on a continuing basis. With respect to Senior Loans for which the Agent does not perform such administrative and enforcement functions, the Portfolio will perform such tasks on its own behalf, although a collateral bank will typically hold any collateral on behalf of the Portfolio and the other lenders pursuant to the applicable Loan Agreement.

    A financial institution's appointment as Agent may usually be terminated in the event that it fails to observe the requisite standard of care or becomes insolvent, enters Federal Deposit Insurance Corporation ("FDIC") receivership, or, if not FDIC insured, enters into bankruptcy proceedings. A successor Agent would generally be appointed to replace the terminated Agent, and assets held by the Agent under the Loan Agreement should remain available to holders of Senior Loans. However, if assets held by the Agent for the benefit of the Portfolio were determined to be subject to the claims of the Agent's general creditors, the Portfolio might incur certain costs and delays in realizing payment on a Senior Loan, or suffer a loss of principal and/or interest. In situations involving intermediate participants similar risks may arise.

PREPAYMENTS. Senior Loans will usually require, in addition to scheduled payments of interest and principal, the prepayment of the Senior Loan from free cash flow, as defined above. The degree to which Borrowers prepay Senior Loans, whether as a contractual requirement or at their election, may be affected by general business conditions, the financial condition of the Borrower and competitive conditions among lenders, among others. As such, prepayments cannot be predicted with accuracy. Upon a prepayment, either in part or in full, the actual outstanding debt on which the Portfolio derives interest income will be reduced. However, the Portfolio may receive both a prepayment penalty fee from the prepaying Borrower and a facility fee upon the purchase of a new Senior Loan with the proceeds from the prepayment of the former. Prepayments generally will not materially affect the Fund's performance because the Portfolio should be able to reinvest prepayments in other Senior Loans that have similar or identical yields and because receipt of such fees may mitigate any adverse impact on the Fund's yield.

OTHER INFORMATION REGARDING SENIOR LOANS. From time to time the investment adviser and its affiliates may borrow money from various banks in connection with their business activities. Such banks may also sell interests in Senior Loans to or acquire them from the Portfolio or may be intermediate participants with respect to Senior Loans in which the Portfolio owns interests. Such banks may also act as Agents for Senior Loans held by the Portfolio.

    A Portfolio may purchase and retain in its portfolio a Senior Loan where the Borrower has experienced, or may be perceived to be likely to experience, credit problems, including involvement in or recent emergence from bankruptcy reorganization proceedings or other forms of debt restructuring. Such investments may provide opportunities for enhanced income as well as capital appreciation. At times, in connection with the restructuring of a Senior Loan either outside of bankruptcy court or in the context of bankruptcy court proceedings, a Portfolio may determine or be required to accept equity securities or junior debt securities in exchange for all or a portion of a Senior Loan.

    A Portfolio may acquire interests in Senior Loans which are designed to provide temporary or "bridge" financing to a Borrower pending the sale of identified assets or the arrangement of longer-term loans or the issuance and sale of debt obligations. The Portfolio may also invest in Senior Loans of Borrowers who have obtained bridge loans from other parties. A Borrower's use of bridge loans involves a risk that the Borrower may be unable to locate permanent financing to replace the bridge loan, which may impair the Borrower's perceived creditworthiness.

    To the extent that collateral consists of the stock of the Borrower's subsidiaries or other affiliates, the Portfolio will be subject to the risk that this stock will decline in value. Such a decline, whether as a result of bankruptcy proceedings or otherwise, could cause the Senior Loan to be undercollateralized or unsecured. In most credit agreements there is no formal requirement to pledge additional collateral. In addition, the Portfolio may invest in Senior Loans guaranteed by, or fully secured by assets of, shareholders or owners, even if the Senior Loans are not otherwise collateralized by assets of the Borrower; provided, however, that such guarantees are fully secured. There may be temporary periods when the principal asset held by a Borrower is the stock of a related company, which may not legally be pledged to secure a Senior Loan. On occasions when such stock cannot be pledged, the Senior Loan will be temporarily unsecured until the stock can be pledged or is exchanged for or replaced by other assets, which will be pledged as security for the Senior Loan. However, the Borrower's ability to dispose of such securities, other than in connection with such pledge or replacement, will be strictly limited for the protection of the holders of Senior Loans and, indirectly, Senior Loans.

    If a Borrower becomes involved in bankruptcy proceedings, a court may invalidate the Portfolio's security interest in the loan collateral or subordinate the Portfolio's rights under the Senior Loan to the interests of the Borrower's unsecured creditors. Such action by a court could be based, for example, on a "fraudulent conveyance" claim to the effect that the Borrower did not receive fair consideration for granting the security interest in the loan collateral to the Portfolio. For Senior Loans made in connection with a highly leveraged transaction, consideration for granting a security interest may be deemed inadequate if the proceeds of the Loan were not received or retained by the Borrower, but were instead paid to other persons (such as shareholders of the Borrower) in an amount which left the Borrower insolvent or without sufficient working capital. There are also other events, such as the failure to perfect a security interest due to faulty documentation or faulty official filings, which could lead to the invalidation of the Portfolio's security interest in loan collateral. If the Portfolio's security interest in loan collateral is invalidated or the Senior Loan is subordinated to other debt of a Borrower in bankruptcy or other proceedings, it is unlikely that the Portfolio would be able to recover the full amount of the principal and interest due on the Loan.

    A Portfolio may acquire warrants and other equity securities as part of a unit combining a Senior Loan and equity securities of a Borrower or its affiliates. The acquisition of such equity securities will only be incidental to a Portfolio's purchase of a Senior Loan. A Portfolio may also acquire equity securities issued in exchange for a Senior Loan or issued in connection with the debt restructuring or reorganization of a Borrower, or if such acquisition, in the judgment of the investment adviser, may enhance the value of a Senior Loan or would otherwise be consistent with the Portfolio's investment policies.

REGULATORY CHANGES. To the extent that legislation or state or federal regulators that regulate certain financial institutions impose additional requirements or restrictions with respect to the ability of such institutions to make loans, particularly in connection with highly leveraged transactions, the availability of Senior Loans for investment may be adversely affected. Further, such legislation or regulation could depress the market value of Senior Loans.

REPURCHASE AGREEMENTS. The FR Portfolio may enter into repurchase agreements with member banks of the Federal Reserve System or primary dealers in U.S. Government securities. Under a repurchase agreement, the Portfolio buys securities at one price and simultaneously promises to sell back those securities at a higher price. The Portfolio's repurchase agreements will provide that the value of the collateral underlying the repurchase agreement will always be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement, and will be marked to market daily. The repurchase date is usually within seven days of the original purchase date. In all cases, the investment adviser must be satisfied with the creditworthiness of the other party to the agreement before entering into a repurchase agreement. In the event of the bankruptcy of the other party to a repurchase agreement, the Portfolio might experience delays in recovering its cash. To the extent that, in the meantime, the value of the securities the Portfolio purchased may have declined, the Portfolio could experience a loss.

INTEREST RATE SWAPS. The FR Portfolio may enter into interest rate swaps on either an asset-based or liability-based basis, depending on whether it is hedging its assets or its liabilities. For example, if the Portfolio holds a Senior Loan with an interest rate that is reset only once each year, it may swap the right to receive interest at this fixed rate for the right to receive interest at a rate that is reset daily. Such a swap position would offset changes in the value of the Senior Loan because of subsequent changes in interest rates. This would protect the Portfolio from a decline in the value of the Senior Loan due to rising interest rates, but would also limit its ability to benefit from falling interest rates.

    The Portfolio will enter into interest rate swaps only on a net basis, i.e., the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as these transactions are entered into for good faith hedging purposes and because a segregated account will be used, the Portfolio will not treat them as being subject to the Portfolio's borrowing restrictions. The net amount of the excess, if any, of the Portfolio's obligations over its entitlements with respect to each interest rate swap will be accrued on a daily basis and an amount of cash or liquid securities having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by the Portfolio's custodian. The Portfolio will not enter into any interest rate swap unless the credit quality of the unsecured senior debt or the claims-paying ability of the other party thereto is considered to be investment grade by the investment adviser. If there is a default by the other party to such a transaction, the Portfolio will have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with the markets for other similar instruments which are traded in the interbank market.

    The Portfolio may enter into interest rate swaps only with respect to positions held in its portfolio. Interest rate swaps do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that the Portfolio is contractually obligated to make or receive. Since interest rate swaps are individually negotiated, the Portfolio expects to achieve an acceptable degree of correlation between its rights to receive interest on Senior Loans and its rights and obligations to receive and pay interest pursuant to interest rate swaps.

BOND RATINGS. The rating assigned to a security by a rating agency does not reflect assessment of the volatility of the security's market value or of the liquidity of an investment in the securities. Credit ratings are based largely on the issuer's historical financial condition and the rating agency's investment analysis at the time of rating, and the rating assigned to any particular security is not necessarily a reflection of the issuer's current financial condition. Credit quality in the high yield high risk bond market can change from time to time, and recently issued credit ratings may not fully reflect the actual risks posed by a particular high yield security.

CALLS. Certain securities held by a Portfolio may permit the issuer at its option to "call," or redeem, its securities. If an issuer were to redeem securities held by a Portfolio during a time of declining interest rates, the Portfolio may not be able to reinvest the proceeds in securities providing the same investment return as the securities redeemed.

OTHER INCOME SECURITIES. Included in the fixed-income securities in which the HI Portfolio may invest are preferred, preference and convertible stocks, equipment lease certificates. equipment trust certificates. Equipment lease certificates are debt obligations secured by leases on equipment (such as railroad cars, airplanes or office equipment), with the issuer of the certificate being the owner and lessor of the equipment. Equipment trust certificates are debt obligations secured by an interest in property (such as railroad cars or airplanes), the title of which is held by a trustee while the property is being used by the borrower.

    In addition to lower rated bonds, the HI Portfolio may invest in higher rated securities and loan interests. The Portfolio may also invest up to 20% of its net assets in common stocks and other equity securities when consistent with its objective or acquired as part of a fixed-income security. Equity securities are sensitive to stock market volatility. Changes in stock market values can be sudden and unpredictable. Even if values rebound, there is no assurance they will return to previous levels.

    FR Portfolio may also invest in closed-end investment companies which invest in floating rate instruments. The value of common shares of closed-end investment companies, which are generally traded on an exchange, is affected by the demand for those securities regardless of the demand for the underlying portfolio assets.

DERIVATIVE INSTRUMENTS. Each Portfolio may purchase or sell derivative instruments (which are instruments that derive their value from another instrument, security, index or currency) to seek to hedge against fluctuations in interest rates, securities prices or currency exchange rates to change the duration of the Portfolio's portfolio or as a substitute for the purchase or sale of securities or currency. Options may be written to enhance income. The Portfolio's transactions in derivative instruments may include the purchase or sale of futures contracts on securities, (such as U.S. Government securities), indices, other financial instruments (such as certificates of deposit, Eurodollar time deposits, and economic indices) or currencies; options on futures contracts; exchange-traded options on securities, indices or currencies; and forward contracts to purchase or sell currencies. All of the Portfolio's transactions in derivative instruments involve a risk of loss or depreciation due to: unanticipated adverse changes in interest rates, securities prices or currency exchange rates; the inability to close out a position; tax constraints on closing out positions; default by the counterparty; imperfect correlation between a position and the desired hedge; and portfolio management constraints on disposing of securities subject to such transactions. The loss on derivative instruments (other than purchased options) may substantially exceed a Portfolio's initial investment in these instruments. In addition, a Portfolio may lose the entire premium paid for purchased options that expire before they can be profitably exercised by the Portfolio. A Portfolio incurs transaction costs in opening and closing positions in derivative instruments. Under regulations of the Commodity Futures Trading Commission ("CFTC"), the use of futures transactions for nonhedging purposes is limited. There can be no assurance that the investment adviser's use of derivative instruments will be advantageous.

    A Portfolio's success in using derivative instruments to hedge portfolio assets depends on the degree of price correlation between the derivative instrument and the hedged asset. Imperfect correlation may be caused by several factors, including temporary price disparities among the trading markets for the derivative instrument, the assets underlying the derivative instrument and the Portfolio's assets.

FORWARD FOREIGN CURRENCY EXCHANGE TRANSACTIONS. A Portfolio may enter into forward foreign currency exchange contracts. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades.

    At the maturity of a forward contract a Portfolio may either accept or make delivery of the currency specified in the contract or, at or prior to maturity, enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract.

    A Portfolio will not enter into forward contracts or maintain a net exposure to such contracts where the consummation of the contracts would obligate the Portfolio to deliver an amount of foreign currency in excess of the value of the securities held by the Portfolio or other assets denominated in that currency. Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the long-term investment decisions made with regard to overall diversification strategies. However, a Portfolio believes that it is important to have the flexibility to enter into such forward contracts when it determines that the best interests of the Portfolio will be served. A Portfolio generally will not enter into a forward contract with a term of greater than one year.

OPTIONS ON SECURITIES. An options position may be closed out only on an options exchange which provides a secondary market for an option of the same series. Although a Portfolio will generally purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time. For some options, no secondary market on an exchange may exist. In such event, it might not be possible to effect closing transactions in particular options, with the result that a Portfolio would have to exercise its options in order to realize any profit and would incur transaction costs upon the sale of underlying securities pursuant to the exercise of put options. If a Portfolio as a covered call option writer is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise.

    Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation ("OCC") may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by the OCC as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

    There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain of the facilities of the OCC inadequate, and thereby result in the institution by an exchange of special procedures which may interfere with the timely execution of customers' orders.

FUTURES CONTRACTS. All futures contracts entered into by a Portfolio are traded on exchanges or boards of trade that are licensed and regulated by the CFTC. A Portfolio may purchase and write call and put options on futures contracts which are traded on a U.S. exchange or board of trade.

    A Portfolio will engage in futures and related options transactions for bona fide hedging or non-hedging purposes as defined in or permitted by CFTC regulations. A Portfolio will determine that the price fluctuations in the futures contracts and options on futures used for hedging purposes are substantially related to price fluctuations in securities held by the Portfolio or which it expects to purchase. A Portfolio will engage in transactions in futures and related options contracts only to the extent such transactions are consistent with the requirements of the Code for maintaining the qualification of the Fund as a regulated investment company for federal income tax purposes.

    To the extent that a Portfolio enters into futures contracts, options on futures contracts and options on foreign currencies traded on an exchange regulated by the CFTC, in each case that are not for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums required to establish these positions (excluding the amount by which options are "in-the-money") may not exceed 5% of the liquidation value of the Portfolio's investments, after taking into account unrealized profits and unrealized losses on any contracts the Portfolio has entered into.

INVESTMENT IN WARRANTS. The HI Portfolio may invest in warrants which have no voting rights, pay no dividends and have no rights with respect to the assets of the corporation issuing them. Warrants basically are options to purchase equity securities at a specific price valid for a specific period of time. They do not represent ownership of the securities, but only the right to buy them. Warrants differ from calls in that warrants are issued by the same issuer as the security which may be purchased on their exercise, whereas calls may be written or issued by anyone. The prices of warrants do not necessarily move parallel to the prices of the underlying securities.

RESTRICTED SECURITIES. Each Portfolio may invest up to 15% of net assets in illiquid securities. Illiquid securities include securities legally restricted as to resale, such as commercial paper issued pursuant to Section 4(2) of the Securities Act of 1933, as amended, and securities eligible for resale pursuant to Rule 144A thereunder. Section 4(2) and Rule 144A securities may, however, be treated as liquid by the investment adviser pursuant to procedures adopted by the Trustees, which require consideration of factors such as trading activity, availability of market quotations and number of dealers willing to purchase the security. If the Portfolio invests in Rule 144A securities, the level of portfolio illiquidity may be increased to the extent that eligible buyers become uninterested in purchasing such securities.

    It may be difficult to sell such securities at a price representing their fair value until such time as such securities may by sold publicly. Where registration is required, a considerable period may elapse between a decision to sell the securities and the time when a Portfolio would be permitted to sell. Thus, a Portfolio may not be able to obtain as favorable a price as that prevailing at the time of the decision to sell. A Portfolio may also acquire securities through private placements under which it may agree to contractual restrictions on the resale of such securities. Such restrictions might prevent their sale at a time when such sale would otherwise be desirable.

DIVERSIFIED STATUS. The HI Portfolio is a "diversified" investment company under the Investment Company Act of 1940 (the "1940 Act"). This means that with respect to 75% of its total assets (1) the Portfolio may not invest more than 5% of its total assets in the securities of a single issuer (except U.S. Government obligations) and (2) the Portfolio may not own more than 10% of the outstanding voting securities of a single issuer which generally is inapplicable because debt obligations are not voting securities.

PORTFOLIO TURNOVER. The HI Portfolio cannot accurately predict its portfolio turnover rate, but it is anticipated that its annual turnover rate generally may exceed 100% (excluding turnover of securities having a maturity of one year or less). A 100% annual turnover rate could occur, for example, if all the securities held by the Portfolio were replaced more than once in a period of one year. A high turnover rate (100% or more) necessarily involves greater brokerage expenses to the Portfolio and may result in the realization of substantial net short-term capital gains, which are taxable as ordinary income upon distribution to the Fund's shareholders.

LENDING OF PORTFOLIO SECURITIES. Each Portfolio may seek to increase its income by lending portfolio securities to broker-dealers or other institutional borrowers. Under present regulatory policies of the Securities and Exchange Commission ("SEC"), such loans are required to be secured continuously by collateral in cash, cash equivalents or U.S. Government securities held by the Portfolio's custodian and maintained on a current basis at an amount at least equal to the market value of the securities loaned, which will be marked to market daily. Cash equivalents include certificates of deposit, commercial paper and other short-term money market instruments. A Portfolio would have the right to call a loan and obtain the securities loaned at any time on up to five business days' notice. During the existence of a loan, a Portfolio will continue to receive the equivalent of the interest paid by the issuer on the securities loaned and will also receive a fee or all of a portion of the interest on investment of the collateral, if any. However, a Portfolio may pay lending fees to such borrowers. A Portfolio would not have the right to vote any securities having voting rights during the existence of a loan, but would call the loan in anticipation of an important vote to be taken among holders of the securities or the giving or withholding of their consent on a material matter affecting the investment. As with other extensions of credit there are risks of delay in recovery or even loss of rights in the securities loaned if the borrower fails financially. However, the loans will be made only to organizations deemed by the investment adviser to be of good standing and when the consideration which can be earned from securities loans of this type, net of administrative expenses and any finders fees, justifies the attendant risk. The financial condition of the borrower will be monitored by the investment adviser on an ongoing basis. If the investment adviser determines to make securities loans, it is not intended that the value of the securities loaned would exceed 30% of a Portfolio's total assets. Securities lending involves risks of delay in recovery or even loss of rights on the securities loaned if the borrower fails financially. As of the present time, the Trustees of neither Portfolio have made a determination to engage in this activity, and have no present intention of making such a determination during the current fiscal year.

FOREIGN INVESTMENTS. Since foreign companies are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies, there may be less publicly available information about a foreign company than about a domestic company. Volume and liquidity in most foreign bond markets is less than in the United States and securities of some foreign companies are less liquid and more volatile than securities of comparable U.S. companies. There is generally less government supervision and regulation of securities exchanges, broker-dealers and listed companies than in the United States. Mail service between the United States and foreign countries may be slower or less reliable than within the United States, thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. A Portfolio may be required to pay for securities before delivery. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect a Portfolio's investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

ASSET COVERAGE REQUIREMENTS. Transactions involving swaps, forward contracts or futures contracts and options (other than options that the Portfolio has purchased) expose a Portfolio to an obligation to another party. A Portfolio will not enter into any such transactions unless it owns either (1) an offsetting ("covered") position in securities or other options, forward contracts or futures contracts, or (2) cash or liquid securities (such as readily marketable obligations and money market instruments) with a value sufficient at all times to cover its potential obligations not covered as provided in (1) above. (Only the net obligation of a swap will be covered). The Portfolio will comply with SEC guidelines regarding cover for these instruments and, if the guidelines so require, set aside cash, U.S. Government securities or other liquid securities in a segregated account with its custodian in the prescribed amount. The securities in the segregated account will be marked to market daily. Assets used as cover or held in a segregated account maintained by the Portfolio's custodian cannot be sold while the position requiring coverage or segregation is outstanding unless they are replaced with other appropriate assets. As a result, the commitment of a large portion of a Portfolio's assets to segregated accounts or to cover could impede portfolio management or the Portfolio's ability to meet redemption requests or other current obligations.

                           INVESTMENT RESTRICTIONS

    The following investment restrictions of the Fund are designated as fundamental policies and as such cannot be changed without the approval of the holders of a majority of the Fund's outstanding voting securities, which as used in this SAI means the lesser of (a) 67% of the shares of the Fund present or represented by proxy at a meeting if the holders of more than 50% of the outstanding shares are present or represented at the meeting or (b) more than 50% of the outstanding shares of the Fund. Accordingly, the Fund may not:

    (1) Purchase any security if, as a result of such purchase, 25% or more of the Fund's total assets (taken at current value) would be invested in the securities of Borrowers and other issuers having their principal business activities in the same industry (the electric, gas, water and telephone utility industries, commercial banks, thrift institutions and finance companies being treated as separate industries for the purpose of this restriction); provided that there is no limitation with respect to obligations issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities;

    (2) Borrow money or issue senior securities except as permitted by the 1940 Act;

    (3) Purchase securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities). The deposit or payment by the Fund of initial, maintenance or variation margin in connection with all types of options and futures contract transactions is not considered the purchase of a security on margin;

    (4) Underwrite or participate in the marketing of securities of others, except insofar as it may technically be deemed to be an underwriter in selling a portfolio security under circumstances which may require the registration of the same under the Securities Act of 1933;

    (5) Purchase or sell real estate, although it may purchase and sell securities which are secured by real estate and securities of companies which invest or deal in real estate;

    (6) Purchase or sell physical commodities or futures contracts for the purchase or sale of physical commodities; or

    (7) Make loans to any person, except by (a) the acquisition of debt instruments and making portfolio investments, (b) entering into repurchase agreements, (c) lending portfolio securities and (d) lending cash consistent with applicable law.

    For the purpose of investment restriction (1), the Fund will consider all relevant factors in determining who is the issuer of the loan interest, including: the credit quality of the Borrower, the amount and quality of the collateral, the terms of the Loan Agreement and other relevant agreements (including inter-creditor agreements), the degree to which the credit of such interpositioned person was deemed material to the decision to purchase the loan interest, the interest rate environment, and general economic conditions applicable to the Borrower and such interpositioned person.

    Notwithstanding the investment policies and restrictions of the Fund, the Fund may invest in two or more open-end management investment companies (a Portfolio) which together have substantially the same investment objective, policies and restrictions as the Fund.

    The Portfolios have adopted the same fundamental investment restrictions as the foregoing investment restrictions adopted by the Fund, which restrictions cannot be changed without the approval of a "majority of the outstanding voting securities" of the Portfolio, except in lieu of restriction (1) HI Portfolio may not:

    (8) With respect to 75% of total assets of the Portfolio, purchase any security if such purchase, at the time thereof, would cause more than 5% of the total assets of the Portfolio (taken at market value) to be invested in the securities of a single issuer, or cause more than 10% of the total outstanding voting securities of such issuer to be held by the Portfolio, except obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and except securities of other investment companies; or

    (9) Purchase any security if such purchase, at the time thereof, would cause 25% or more of the Portfolio's total assets to be invested in any single industry, provided that the electric, gas and telephone utility industries shall be treated as separate industries for purposes of this restriction and further provided that there is no limitation with respect to obligations issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities.

    The Fund and the Portfolios have adopted the following investment policies which may be changed by the Trustees with respect to the Fund without shareholder approval or with respect to a Portfolio without approval by the Fund or its other investors. The Fund and Portfolio will not:

    (a) invest more than 15% of net assets in investments which are not readily marketable, including restricted securities and repurchase agreements with a maturity longer than seven days. Restricted securities for the purposes of this limitation do not include securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 and commercial paper issued pursuant to Section 4(2) of said Act that the Board of Trustees of the Trust or the Portfolio, or their delegate, determines to be liquid. Any such determination by a delegate will be made pursuant to procedures adopted by the Board; or

    (b) make short sales of securities or maintain a short position, unless at all times when a short position is open it owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue as, and equal in amount to, the securities sold short, and unless no more than 25% of its net assets (taken at current value) is held as collateral for such sales at any one time.

    For as long as a feeder fund of the HI Portfolio has registered shares in Hong Kong (and for so long as Hong Kong requires the following restrictions), the Portfolio may not (i) invest more than 10% of its net assets in the securities of any one issuer or, purchase more than 10% of the ordinary shares of any one issuer, provided, however, up to 30% of the Portfolio's net asset value may be invested in Government and public securities of the same issue; and the Portfolio may invest all of its assets in Government and other public securities in at least six different issues, (ii) invest more than 15% of net assets in securities which are not listed or quoted on any stock exchange, over-the-counter market or other organized securities market that is open to the international public and on which such securities are regularly traded (a "Market"), (iii) invest more than 15% of net assets in warrants and options for non-hedging purposes, (iv) write call options on Portfolio investments exceeding 25% of its total net asset value in terms of exercise price, (v) enter into futures contracts on an unhedged basis where the net total aggregate value of contract prices, whether payable by or to the Portfolio under all outstanding futures contracts, together with the aggregate value of holdings under (vi) below exceeds 20% of the net asset value of the Portfolio, (vi) invest in physical commodities (including gold, silver, platinum or other bullion) and commodity based investments (other than shares in companies engaged in producing, processing or trading in commodities) which value together with the net aggregate value of the holdings described in (v) above, exceeds 20% of the Portfolio's net asset value, (vii) purchase shares of other investment companies exceeding 10% of net assets. In addition, the investment objective of any scheme in which any Portfolio invests must not be to invest in investments prohibited by this undertaking and where the scheme's investment objective is to invest primarily in investments which are restricted by this undertaking, such holdings must not be in contravention of the relevant limitation, (viii) borrow more than 25% of its net assets (provided that for the purposes of this paragraph, back to back loans are not to be categorized as borrowings), (ix) write uncovered options, (x) invest in real estate (including options, rights or interests therein but excluding shares in real estate companies), (xi) assume, guarantee, endorse or otherwise become directly or contingently liable for, or in connection with, any obligation or indebtedness of any person in respect of borrowed money without the prior written consent of the custodian of the Portfolio, (xii) engage in short sales involving a liability to deliver securities exceeding 10% of its net assets provided that any security which a Portfolio does sell short must be actively traded on a market, (xiii) subject to paragraph (v) above, purchase an investment with unlimited liability or (xiv) purchase any nil or partly-paid securities unless any call thereon could be met in full out of cash or near cash held by it in the amount of which has not already been taken into account for the purposes of (ix) above.

    Whenever an investment policy or investment restriction set forth in the prospectus or this SAI states a maximum percentage of assets that may be invested in any security or other asset, or describes a policy regarding quality standards, such percentage limitation or standard shall be determined immediately after and as a result of the Fund's or a Portfolio's acquisition of such security or asset. Notwithstanding the foregoing, the Fund and each Portfolio must always be in compliance with the borrowing policy set forth above and may not invest more than 15% of net assets in illiquid securities.

                         MANAGEMENT AND ORGANIZATION

FUND MANAGEMENT. The Trustees of the Trust are responsible for the overall management and supervision of the Trust's affairs. The Trustees and officers of the Trust and the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Unless otherwise noted, the business address of each Trustee and officer is The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109. Those Trustees who are "interested persons" of the Trust or the Portfolio, as defined in the 1940 Act are indicated by an asterisk(*).

JESSICA M. BIBLIOWICZ (40), Trustee*
President and Chief Executive Officer of National Financial Partners (a financial services company) (since April 1999). President and Chief Operating Officer of John A. Levin & Co. (a registered investment advisor) (July 1997 to April 1999) and a Director of Baker, Fentress & Company which owns John A. Levin & Co. (July 1997 to April 1999). Formerly Executive Vice President of Smith Barney Mutual Funds (from July 1994 to June 1997). Elected Trustee October 30, 1998. Trustee of various investment companies managed by Eaton Vance or BMR since October 30, 1998.
Address: 1301 Avenue of the Americas, New York, New York 10019

DONALD R. DWIGHT (69), Trustee
President of Dwight Partners, Inc. (a corporate relations and communications company). Trustee/Director of the Royce Funds (mutual funds). Trustee of various investment companies managed by Eaton Vance or BMR.
Address: Clover Mill Lane, Lyme, New Hampshire 03768

JAMES B. HAWKES (58), President and Trustee*
Chairman, President and Chief Executive Officer of BMR, Eaton Vance and their corporate parent and trustee (EVC and EV); Director of EVC and EV. Trustee and officer of various investment companies managed by Eaton Vance or BMR.

SAMUEL L. HAYES, III (65), Trustee
Jacob H. Schiff Professor of Investment Banking Emeritus, Harvard University
  Graduate School of Business Administration. Trustee of the Kobrick Investment Trust (mutual funds). Trustee of various investment companies managed by Eaton Vance or BMR.
Address: 345 Nahatan Road, Westwood, Massachusetts 02090

NORTON H. REAMER (64), Trustee
Chairman of the Board, United Asset Management Corporation (a holding company owning institutional investment management firms); Chairman, President and Director, UAM Funds (mutual funds). Trustee of various investment companies managed by Eaton Vance or BMR.
Address: One International Place, Boston, Massachusetts 02110

LYNN A. STOUT (42), Trustee
Professor of Law, Georgetown University Law Center. Elected Trustee October
  30, 1998. Trustee of various investment companies managed by Eaton Vance or BMR since October 30, 1998.
Address: 600 New Jersey Avenue, NW, Washington, DC 20001

JACK L. TREYNOR (70), Trustee
Investment adviser and Consultant. Trustee of various investment companies managed by Eaton Vance or BMR.
Address: 504 Via Almar, Palos Verdes Estates, California 90274

WILLIAM H. AHERN, JR. (41), Vice President of the Trust
Vice President of BMR and Eaton Vance. Officer of various investment companies managed by Eaton Vance or BMR.

THOMAS J. FETTER (57), Vice President of the Trust
Vice President of BMR and Eaton Vance. Officer of various investment companies managed by Eaton Vance or BMR.

ARMIN J. LANG (36), Vice President of the Trust
Vice President of Eaton Vance and BMR since March 1998. Previously he was a Vice
  President at Standish, Ayer & Wood.

MICHAEL R. MACH (52), Vice President of the Trust
Vice President of Eaton Vance and BMR since December 15, 1999. Previously, he was a Managing Director and Senior Analyst for Robertson Stephens (1998-1999); Managing Director and Senior Analyst for Piper Jaffray (1996-1998); and Senior Vice President and Senior Analyst for Putnam Investments (1989-1996). Officer of various investment companies managed by Eaton Vance or BMR.

ROBERT B. MACINTOSH (43), Vice President of the Trust
Vice President of BMR and Eaton Vance. Officer of various investment companies managed by Eaton Vance or BMR.

EDWARD E. SMILEY, JR. (55), Vice President of the Trust
Vice President of Eaton Vance and BMR since November 1996. Previously he was a
  Senior Vice President at Nationsbank. Officer of various investment companies managed by Eaton Vance or BMR.

SCOTT H. PAGE (40), Vice President of the Portfolio
Vice President of BMR and Eaton Vance. Officer of various investment companies managed by Eaton Vance or BMR.

PAYSON F. SWAFFIELD (44), Vice President of the Portfolio
Vice President of BMR and Eaton Vance. Officer of various investment companies managed by Eaton Vance or BMR.

JAMES L. O'CONNOR (55), Treasurer
Vice President of BMR and Eaton Vance. Officer of various investment companies managed by Eaton Vance or BMR.

ALAN R. DYNNER (59), Secretary
Vice President, Secretary and Chief Legal Officer of BMR, Eaton Vance and EVC.
  Prior to joining Eaton Vance on November 1, 1996, he was a Partner of the law firm of Kirkpartrick & Lockhart LLP, New York and Washington, D.C., and was Executive Vice President of Neuberger & Berman Management, Inc., a mutual fund management company. Officer of various investment companies managed by Eaton Vance or BMR.

JANET E. SANDERS (64), Assistant Treasurer and Assistant Secretary
Vice President of BMR and Eaton Vance. Officer of various investment companies managed by Eaton Vance or BMR.

A. JOHN MURPHY (37), Assistant Secretary
Vice President of BMR and Eaton Vance. Officer of various investment companies managed by Eaton Vance or BMR.

ERIC G. WOODBURY (43), Assistant Secretary
Vice President of BMR and Eaton Vance. Officer of various investment companies managed by Eaton Vance or BMR.

    The Nominating Committee of the Board of Trustees of the Trust and the Portfolio is comprised of Trustees who are not "interested persons" as that term is defined under the 1940 Act ("noninterested Trustees"). The purpose of the Committee is to recommend to the Board nominees for the position of noninterested Trustee and to assure that at least a majority of the Board of Trustees is independent of Eaton Vance and its affiliates.

    Messrs. Hayes (Chairman), Dwight and Reamer and Ms. Stout are members of the Special Committee of the Board of Trustees of the Trust and of the Portfolio. The purpose of the Special Committee is to consider, evaluate and make recommendations to the full Board of Trustees concerning (i) all contractual arrangements with service providers to the Fund and the Portfolio, including investment advisory (Portfolio only), administrative, transfer agency, custodial and fund accounting and distribution services, and (ii) all other matters in which Eaton Vance or its affiliates has any actual or potential conflict of interest with the Fund, the Portfolio or investors therein.

    Messrs. Treynor (Chairman), Dwight and Reamer are members of the Audit Committee of the Board of Trustees of the Trust and of the Portfolio. The Audit Committee's functions include making recommendations to the Trustees regarding the selection and performance of the independent accountants, and reviewing matters relative to accounting and auditing practices and procedures, accounting records, and the internal accounting controls of the Trust, the Portfolio and certain of their service providers.

    Trustees of the Portfolio who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of a Trustees Deferred Compensation Plan (the "Trustees" Plan"). Under the Trustees' Plan, an eligible Trustee may elect to have his deferred fees invested by the Portfolio in the shares of one or more funds in the Eaton Vance Family of Funds, and the amount paid to the Trustees under the Trustees' Plan will be determined based upon the performance of such investments. Deferral of Trustees' fees in accordance with the Trustees' Plan will have a negligible effect on the Portfolio's assets, liabilities, and net income per share, and will not obligate the Portfolio to retain the services of any Trustee or obligate the Portfolio to pay any particular level of compensation to the Trustee. Neither the Trust nor the Portfolio has a retirement plan for its Trustees.

    The fees and expenses of the noninterested Trustees of the Trust and of the Portfolio are paid by the Fund (and the other series of the Trust) and of the Portfolio, respectively. (The Trustees of the Trust and of the Portfolio who are members of the Eaton Vance organization receive no compensation from the Trust or the Portfolio.) During the fiscal year ending October 31, 2000, it is estimated that the noninterested Trustees of the Portfolio will earn the following compensation in their capacities as Trustees of the Portfolio and, for the year ended December 31, 1999, earned the following compensation in their capacities as Trustees of the Trust and of the funds in the Eaton Vance fund complex(1):

                 SOURCE OF       JESSICA M.      DONALD R.       SAMUEL L.       NORTON H.        LYNN A.         JACK L.
               COMPENSATION      BIBLIOWICZ        DWIGHT        HAYES, III        REAMER          STOUT          TREYNOR
               ------------      ----------      ---------       ----------      --------         -------         -------
Trust(2) .....................    $  8,968        $  8,508        $  9,043        $  8,575        $  8,420       $  9,365
Portfolio* ...................          29              29              29              29              29             29
Trust and Fund Complex .......    160,000          160,000(3)      170,000         160,000         160,000(4)     170,000
------------
*Estimated.
(1) As of June 1, 2000, the Eaton Vance Fund complex consists of 146 registered investment companies or series thereof.
(2) The Trust consisted of 16 Funds as of December 31, 1999.
(3) Includes $60,000 of deferred compensation.
(4) Includes $16,000 of deferred compensation.

ORGANIZATION. The Fund is a series of the Trust, which is organized under Massachusetts law and is operated as an open-end management investment company. The Trust may issue an unlimited number of shares of beneficial interest (no par value per share) in one or more series (such as the Fund). The Trustees of the Trust have divided the shares of the Fund into multiple classes. Each class represents an interest in the Fund, but is subject to different expenses, rights and privileges. The Trustees have the authority under the Declaration of Trust to create additional classes of shares with differing rights and privileges. When issued and outstanding, shares are fully paid and nonassessable by the Trust. Shareholders are entitled to one vote for each full share held. Fractional shares may be voted proportionately. Shares of the Fund will be voted together except that only shareholders of a particular class may vote on matters affecting only that class. Shares have no preemptive or conversion rights and are freely transferable. In the event of the liquidation of the Fund, shareholders of each class are entitled to share pro rata in the net assets attributable to that class available for distribution to shareholders.

    The Trustees of the Trust have considered the advantages and disadvantages of investing the assets of the Fund in the Portfolios, as well as the advantages and disadvantages of the two-tier format. The Trustees believe that the structure offers opportunities for growth in the assets of the Portfolios, may afford the potential for economies of scale for the Fund and may over time result in lower expenses for the Fund.

    As permitted by Massachusetts law, there will normally be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees of the Trust holding office have been elected by shareholders. In such an event the Trustees then in office will call a shareholders' meeting for the election of Trustees. Except for the foregoing circumstances and unless removed by action of the shareholders in accordance with the Trust's By-laws, the Trustees shall continue to hold office and may appoint successor Trustees.

    The Trust's By-laws provide that no person shall serve as a Trustee if shareholders holding two-thirds of the outstanding shares have removed him from that office either by a written declaration filed with the Trust's custodian or by votes cast at a meeting called for that purpose. The By-laws further provide that under certain circumstances the shareholders may call a meeting to remove a Trustee and that the Trust is required to provide assistance in communication with shareholders about such a meeting.

    The Trust's Declaration of Trust may be amended by the Trustees when authorized by vote of a majority of the outstanding voting securities of the Trust, the financial interests of which are affected by the amendment. The Trustees may also amend the Declaration of Trust without the vote or consent of shareholders to change the name of the Trust or any series or to make such other changes (such as reclassifying series of classes of shares or restructuring the Trust) as do not have a materially adverse effect on the financial interests of shareholders or if they deem it necessary to conform it to applicable federal or state laws or regulations. The Trust or any series or class thereof may be terminated by: (1) the affirmative vote of the holders of not less than two-thirds of the shares outstanding and entitled to vote at any meeting of shareholders of the Trust or the appropriate series or class thereof, or by an instrument or instruments in writing without a meeting, consented to by the holders of two-thirds of the shares of the Trust or a series or class thereof, provided, however, that, if such termination is recommended by the Trustees, the vote of a majority of the outstanding voting securities of the Trust or a series or class thereof entitled to vote thereon shall be sufficient authorization; or
(2) by means of an instrument in writing signed by a majority of the Trustees, to be followed by a written notice to shareholders stating that a majority of the Trustees has determined that the continuation of the Trust or a series or a class thereof is not in the best interest of the Trust, such series or class or of their respective shareholders.

    Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. Numerous investment companies registered under the 1940 Act have been formed as Massachusetts business trusts, and management is not aware of an instance where such liability has been imposed. The Trust's Declaration of Trust contains an express disclaimer of liability on the part of the Fund shareholders and the Trust's By-laws provide that the Trust shall assume the defense on behalf of any Fund shareholders. (The Declaration of Trust also contains provisions limiting the liability of a series or class to that series or class). Moreover, the Trust's By-laws also provide for indemnification out of the property of the Fund of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. The assets of the Fund are readily marketable and will ordinarily substantially exceed its liabilities. In light of the nature of the Fund's business and the nature of its assets, management believes that the possibility of the Fund's liability exceeding its assets, and therefore the shareholder's risk of personal liability, is remote.

    Each Portfolio is organized as a trust under the laws of the state of New York and intends to be treated as a partnership for federal tax purposes. In accordance with the Declaration of Trust of each Portfolio, there will normally be no meetings of the investors for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees of the Portfolio holding office have been elected by investors. In such an event the Trustees of that Portfolio then in office will call an investors' meeting for the election of Trustees. Except for the foregoing circumstances and unless removed by action of the investors in accordance with a Portfolio's Declaration of Trust, the Trustees shall continue to hold office and may appoint successor Trustees.

    The Declaration of Trust of each Portfolio provides that no person shall serve as a Trustee if investors holding two-thirds of the outstanding interest have removed him from that office either by a written declaration filed with the Portfolio's custodian or by votes cast at a meeting called for that purpose. The Declaration of Trust further provides that under certain circumstances the investors may call a meeting to remove a Trustee and that the Portfolio is required to provide assistance in communicating with investors about such a meeting.

    Each Portfolio's Declaration of Trust provides that the Fund and other entities permitted to invest in the Portfolio (e.g., other U.S. and foreign investment companies, and common and commingled trust funds) will each be liable for all obligations of the Portfolio. However, the risk of the Fund incurring financial loss on account of such liability is limited to circumstances in which both inadequate insurance exists and the Portfolio itself is unable to meet its obligations. Accordingly, the Trustees of the Trust believe that neither the Fund nor its shareholders will be adversely affected by reason of the Fund investing in the Portfolios.

    Whenever the Fund as an investor in a Portfolio is requested to vote on matters pertaining to the Portfolio (other than the termination of the Portfolio's business, which may be determined by the Trustees of the Portfolio without investor approval), the Fund will hold a meeting of Fund shareholders and will vote its interest in the Portfolio for or against such matters proportionately to the instructions to vote for or against such matters received from Fund shareholders. The Fund shall vote shares for which it receives no voting instructions in the same proportion as the shares for which it receives voting instructions. Other investors in a Portfolio may alone or collectively acquire sufficient voting interests in the Portfolio to control matters relating to the operation of the Portfolio, which may require the Fund to withdraw its investment in the Portfolio or take other appropriate action. Any such withdrawal could result in a distribution "in kind" of portfolio securities (as opposed to a cash distribution from the Portfolio). If securities are distributed, the Fund could incur brokerage, tax or other charges in converting the securities to cash. In addition, the distribution in kind may result in a less diversified portfolio of investments or adversely affect the liquidity of the Fund. Notwithstanding the above, there are other means for meeting shareholder redemption requests, such as borrowing.

    The Fund may withdraw (completely redeem) all its assets from a Portfolio at any time if the Board of Trustees of the Trust determines that it is in the best interest of the Fund to do so. In the event the Fund withdraws all of its assets from a Portfolio, or the Board of Trustees of the Trust determines that the investment objective of the Portfolio is no longer consistent with the investment objective of the Fund, the Trustees would consider what action might be taken, including investing the assets of the Fund in another pooled investment entity or retaining an investment adviser to manage the Fund's assets in accordance with its investment objective. The Fund's investment performance may be affected by a withdrawal of all its assets (or the assets of another investor in the Portfolio) from a Portfolio.

    The noninterested Trustees of HI Portfolio are the same persons as those of the FR Portfolio and James B. Hawkes is the only additional Trustee. The Committee structure and Trustee compensation policies of HI Portfolio and FR Portfolio are identical.

               INVESTMENT ADVISORY AND ADMINISTRATIVE SERVICES

INVESTMENT ADVISORY SERVICES. BMR manages the investments and affairs of each Portfolio subject to the supervision of each Portfolio's Board of Trustees. BMR furnishes to each Portfolio investment research, advice and supervision, furnishes an investment program and determines what securities will be purchased, held or sold by the Portfolio and what portion, if any, of the Portfolio's assets will be held uninvested. The Investment Advisory Agreement for each Portfolio requires BMR to pay the salaries and fees of all officers and Trustees of the Portfolio who are members of the BMR organization and all personnel of BMR performing services relating to research and investment activities.

    The investment advisory agreement of each Portfolio with BMR is substantially the same. With respect to assets of the Fund invested in a Portfolio, BMR's monthly fee is equal to the aggregate of

    (a) a daily asset based fee computed by applying the annual asset rate applicable to that portion of the total daily net assets in each Category as indicated below, plus

    (b) a daily income based fee computed by applying the daily income rate applicable to that portion of the total daily gross income (which portion shall bear the same relationship to the total daily gross income on such day as that portion of the total daily net assets in the same Category bears to the total daily net assets on such day) in each Category as indicated below:

                                                        ANNUAL       DAILY
    CATEGORY  DAILY NET ASSETS                          ASSET RATE   INCOME RATE
    ---------------------------------------------------------------------------

    1         up to $500 million                         0.300%       3.00%
    2         $500 million but less than $1 billion      0.275%       2.75%
    3         $1 billion but less than $1.5 billion      0.250%       2.50%
    4         $1.5 billion but less than $2 billion      0.225%       2.25%
    5         $2 billion but less than $3 billion        0.200%       2.00%
    6         $3 billion and over                        0.175%       1.75%

For the fiscal years ended March 31, 2000, 1999 and 1998, HI Portfolio advisory fees equaled 0.60%, 0.61% and 0.58%, respectively, of average daily net assets.

    Each Investment Advisory Agreement with BMR continues in effect from year to year for so long as such continuance is approved at least annually (i) by the vote of a majority of the noninterested Trustees of the Portfolio cast in person at a meeting specifically called for the purpose of voting on such approval and
(ii) by the Board of Trustees of the Portfolio or by vote of a majority of the outstanding voting securities of the Portfolio. An Agreement may be terminated at any time without penalty on sixty days' written notice by the Board of Trustees of either party, or by vote of the majority of the outstanding voting securities of the Portfolio, and the Agreement will terminate automatically in the event of its assignment. Each Agreement provides that BMR may render services to others. Each Agreement also provides that BMR shall not be liable for any loss incurred in connection with the performance of its duties, or action taken or omitted under that Agreement, in the absence of willful misfeasance, bad faith, gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties thereunder, or for any losses sustained in the acquisition, holding or disposition of any security or other investment.

ADMINISTRATIVE SERVICES. As indicated in the prospectus, Eaton Vance serves as administrator of the Fund, and the Fund is authorized to pay Eaton Vance a fee in the amount of 0.15% of average daily net assets for providing administrative services to the Fund. Under its Administrative Services Agreement with the Trust, Eaton Vance has been engaged to administer the Fund's affairs, subject to the supervision of the Trustees of the Trust, and shall furnish for the use of the Fund office space and all necessary office facilities, equipment and personnel for administering the affairs of the Fund.

INFORMATION ABOUT BMR AND EATON VANCE. BMR and Eaton Vance are business trusts organized under Massachusetts law. Eaton Vance, Inc. ("EV") serves as trustee of BMR and Eaton Vance. BMR, Eaton Vance and EV are wholly-owned subsidiaries of Eaton Vance Corporation ("EVC"), a Maryland corporation and publicly-held holding company. EVC through its subsidiaries and affiliates engages primarily in investment management, administration and marketing activities. The Directors of EVC are James B. Hawkes, John G.L. Cabot, Leo I. Higdon, Jr., John M. Nelson, Vincent M. O'Reilly and Ralph Z. Sorenson. All of the issued and outstanding shares of Eaton Vance are owned by EVC. All of the issued and outstanding shares of BMR are owned by Eaton Vance. All shares of the outstanding Voting Common Stock of EVC are deposited in a Voting Trust, the Voting Trustees of which are Mr. Hawkes, Jeffrey P. Beale, Alan R. Dynner, Thomas E. Faust, Jr., Thomas J. Fetter, Scott H. Page, Duncan W. Richardson, William M. Steul, Payson F. Swaffield, Michael W. Weilheimer, and Wharton P. Whitaker (all of whom are officers of Eaton Vance). The Voting Trustees have unrestricted voting rights for the election of Directors of EVC. All of the outstanding voting trust receipts issued under said Voting Trust are owned by certain of the officers of BMR and Eaton Vance who are also officers, or officers and Directors of EVC and EV. As indicated under "Management and Organization", all of the officers of the Trust (as well as Mr. Hawkes who is also a Trustee) hold positions in the Eaton Vance organization.

EXPENSES. The Fund and Portfolios are responsible for all expenses not expressly stated to be payable by another party (such as the investment adviser under the Investment Advisory Agreement, Eaton Vance under the Administrative Services Agreement or the principal underwriter under the Distribution Agreement). In the case of expenses incurred by the Trust, the Fund is responsible for its pro rata share of those expenses. The only expenses of the Fund allocated to a particular class are those incurred under the Distribution or Service Plan applicable to that class and the fee paid to the principal underwriter for handling share repurchases.

                           OTHER SERVICE PROVIDERS

PRINCIPAL UNDERWRITER. Eaton Vance Distributors, Inc. ("EVD"), The Eaton Vance Building, 255 State Street, Boston, MA 02109, is the Fund's principal underwriter. The principal underwriter acts as principal in selling shares under a Distribution Agreement with the Trust. The expenses of printing copies of prospectuses used to offer shares and other selling literature and of advertising are borne by the principal underwriter. The fees and expenses of qualifying and registering and maintaining qualifications and registrations of the Fund and its shares under federal and state securities laws are borne by the Fund. The Distribution Agreement as it applies to Class A and Class I shares is renewable annually by the Board of Trustees of the Trust (including a majority of the noninterested Trustees) may be terminated on six months' notice by either party and is automatically terminated upon assignment. The Distribution Agreement as it applies to Class B and Class C shares is renewable annually by the Trust's Board of Trustees (including a majority of the noninterested Trustees who have no direct or indirect financial interest in the operation of the Distribution Plan or the Distribution Agreement), may be terminated on sixty days' notice either by such Trustees or by vote of a majority of the outstanding shares of the relevant class or on six months' notice by the principal underwriter and is automatically terminated upon assignment. The principal underwriter distributes shares on a "best efforts" basis under which it is required to take and pay for only such shares as may be sold. The principal underwriter allows investment dealers discounts from the applicable public offering price which are alike for all investment dealers. See "Sales Charges." EVD is a wholly-owned subsidiary of EVC. Mr. Hawkes is a Vice President and Director and Messrs. Dynner and O'Connor are Vice Presidents of EVD.

CUSTODIAN. Investors Bank & Trust Company ("IBT"), 200 Clarendon Street, Boston, MA 02116, serves as custodian to the Fund and Portfolios. IBT has the custody of all cash and securities representing the Fund's interest in each Portfolio, has custody of the Portfolios' assets, maintains the general ledger of the Portfolios and the Fund and computes the daily net asset value of interests in the Portfolios and the net asset value of shares of the Fund. In such capacity it attends to details in connection with the sale, exchange, substitution, transfer or other dealings with each Portfolio's investments, receives and disburses all funds and performs various other ministerial duties upon receipt of proper instructions from the Trust and the Portfolios. IBT also provides services in connection with the preparation of shareholder reports and the electronic filing of such reports with the SEC. EVC and its affiliates and their officers and employees from time to time have transactions with various banks, including IBT. It is Eaton Vance's opinion that the terms and conditions of such transactions were not and will not be influenced by existing or potential custodial or other relationships between the Fund or the Portfolios and such banks.

INDEPENDENT ACCOUNTANTS. Deloitte & Touche LLP, 200 Berkeley Street, Boston, MA 02116, are the independent accountants of the Fund and each Portfolio, providing audit services, tax return preparation, and assistance and consultation with respect to the preparation of filings with the SEC.

TRANSFER AGENT.   PFPC, Inc., P.O. Box 9653, Providence, RI 02904-9653, serves as transfer and dividend disbursing agent for the Fund.

                       PURCHASING AND REDEEMING SHARES

CALCULATION OF NET ASSET VALUE. The net asset value of each Portfolio is computed by IBT (as agent and custodian for the Portfolio) by subtracting the liabilities of the Portfolio from the value of its total assets. The Fund and each Portfolio will be closed for business and will not price their respective shares or interests on the following business holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

    Each investor in the Portfolio, including the Fund, may add to or reduce its investment in the Portfolio on each day the New York Stock Exchange (the "Exchange") is open for trading ("Portfolio Business Day") as of the close of regular trading on the Exchange (the "Portfolio Valuation Time"). The value of each investor's interest in a Portfolio will be determined by multiplying the net asset value of the Portfolio by the percentage, determined on the prior Portfolio Business Day, which represented that investor's share of the aggregate interests in the Portfolio on such prior day. Any additions or withdrawals for the current Portfolio Business Day will then be recorded. Each investor's percentage of the aggregate interest in a Portfolio will then be recomputed as a percentage equal to a fraction (i) the numerator of which is the value of such investor's investment in the Portfolio as of the Portfolio Valuation Time on the prior Portfolio Business Day plus or minus, as the case may be, the amount of any additions to or withdrawals from the investor's investment in the Portfolio on the current Portfolio Business Day and (ii) the denominator of which is the aggregate net asset value of the Portfolio as of the Portfolio Valuation Time on the prior Portfolio Business Day plus or minus, as the case may be, the amount of the net additions to or withdrawals from the aggregate investment in the Portfolio on the current Portfolio Business Day by all investors in the Portfolio. The percentage so determined will then be applied to determine the value of the investor's interest in that Portfolio for the current Portfolio Business Day.

    Debt obligations (other than short-term obligations maturing in sixty days or less), including listed securities and securities for which price quotations are available and forward contracts, will normally be valued on the basis of market valuations furnished by dealers or pricing services. Financial futures contracts listed on commodity exchanges and exchange-traded options are valued at closing settlement prices. Over-the-counter options are valued at the mean between the bid and asked prices provided by dealers. Short-term obligations and money market securities maturing in sixty days or less are valued at amortized cost which approximates value. Investments for which market quotations are unavailable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of a Portfolio. Occasionally, events affecting the value of a foreign security may occur between the time trading is completed abroad and the close of the Exchange will not be reflected in the computation of a Portfolio's net asset value (unless the Portfolio deems that such event would materially affect its net asset value in which case an adjustment would be made).

ADDITIONAL INFORMATION ABOUT PURCHASES. Fund shares are continuously offered through investment dealers which have entered agreements with the principal underwriter. The public offering price is the net asset value next computed after receipt of the order, plus, in the case of Class A shares, a variable percentage (sales charge) depending upon the amount of purchase as indicated by the sales charge table set forth in the prospectus. The sales charge is divided between the principal underwriter and the investment dealer. The sales charge table is applicable to purchases of the Fund alone or in combination with purchases of certain other funds offered by the principal underwriter, made at a single time by (i) an individual, or an individual, his spouse and their children under the age of twenty-one, purchasing shares for his or their own account, and (ii) a trustee or other fiduciary purchasing shares for a single trust estate or a single fiduciary account. The table is also presently applicable to (1) purchases of Class A shares pursuant to a written Statement of Intention; or (2) purchases of Class A shares pursuant to the Right of Accumulation and declared as such at the time of purchase. See "Sales Charges".

    In connection with employee benefit or other continuous group purchase plans, the Fund may accept initial investments of less than $1,000 on the part of an individual participant. In the event a shareholder who is a participant of such a plan terminates participation in the plan, his or her shares will be transferred to a regular individual account. However, such account will be subject to the right of redemption by the Fund as decribed below.

SUSPENSION OF SALES. The Trust may, in its absolute discretion, suspend, discontinue or limit the offering of one or more of its classes of shares at any time. In determining whether any such action should be taken, the Trust's management intends to consider all relevant factors, including (without limitation) the size of the Fund or class, the investment climate and market conditions, the volume of sales and redemptions of shares, and in the case of Class B and Class C shares, the amount of uncovered distribution charges of the principal underwriter. The Class B and Class C Distribution Plans may continue in effect and payments may be made under the Plans following any such suspension, discontinuance or limitation of the offering of shares; however, there is no contractual obligation to continue any Plan for any particular period of time. Suspension of the offering of shares would not, of course, affect a shareholder's ability to redeem shares.

    In connection with employee benefit or other continuous group purchase plans, the Fund may accept initial investments of less than $1,000 on the part of an individual participant. In the event a shareholder who is a participant of such a plan terminates participation in the plan, his or her shares will be transferred to a regular individual account. However, such account will be subject to the right of redemption by the Fund as described below.

ACQUIRING FUND SHARES IN EXCHANGE FOR SECURITIES. IBT, as escrow agent, will receive securities acceptable to Eaton Vance, as administrator, in exchange for Fund shares. The minimum value of securities (or securities and cash) accepted for deposit is $5,000. Securities accepted will be sold on the day of their receipt or as soon thereafter as possible. The number of Fund shares to be issued in exchange for securities will be the aggregate proceeds from the sale of such securities, divided by the applicable public offering price of Class A shares or the net asset value of Class B and Class C shares on the day such proceeds are received. Eaton Vance will use reasonable efforts to obtain the then current market price for such securities but does not guarantee the best available price. Eaton Vance will absorb any transaction costs, such as commissions, on the sale of the securities. Securities determined to be acceptable should be transferred via book entry or physically delivered, in proper form for transfer, through an investment dealer, together with a completed and signed Letter of Transmittal in approved form (available from investment dealers). Investors who are contemplating an exchange of securities for shares, or their representatives, must contact Eaton Vance to determine whether the securities are acceptable before forwarding such securities. Eaton Vance reserves the right to reject any securities. Exchanging securities for shares may create a taxable gain or loss. Each investor should consult his or her tax adviser with respect to the particular federal, state and local tax consequences of exchanging securities.

ADDITIONAL INFORMATION ABOUT REDEMPTIONS. The right to redeem shares of the Fund can be suspended and the payment of the redemption price deferred when the Exchange is closed (other than for customary weekend and holiday closings), during periods when trading on the Exchange is restricted as determined by the SEC, or during any emergency as determined by the SEC which makes it impracticable for a Portfolio to dispose of its securities or value its assets, or during any other period permitted by order of the SEC for the protection of investors.

    While normally payments will be made in cash for redeemed shares, the Trust, subject to compliance with applicable regulations, has reserved the right to pay the redemption price of shares of the Fund, either totally or partially, by a distribution in kind of readily marketable securities withdrawn from a Portfolio. The securities so distributed would be valued pursuant to the Portfolio's valuation procedures. If a shareholder received a distribution in kind, the shareholder could incur brokerage or other charges in converting the securities to cash.

    Due to the high cost of maintaining small accounts, the Trust reserves the right to redeem accounts with balances of less than $750. Prior to such a redemption, shareholders will be given 60 days' written notice to make an additional purchase. However, no such redemption would be required by the Trust if the cause of the low account balance was a reduction in the net asset value of shares. No CDSC will be imposed with respect to such involuntary redemptions.

SYSTEMATIC WITHDRAWAL PLAN. The transfer agent will send to the shareholder regular monthly or quarterly payments of any permitted amount designated by the shareholder based upon the value of the shares held. The checks will be drawn from share redemptions and hence, may require the recognition of taxable gain or loss. Income dividends and capital gains distributions in connection with withdrawal plan accounts will be credited at net asset value as of the record date for each distribution. Continued withdrawals in excess of current income will eventually use up principal, particularly in a period of declining market prices. A shareholder may not have a withdrawal plan in effect at the same time he or she has authorized Bank Automated Investing or is otherwise making regular purchases of Fund shares. The shareholder, the transfer agent or the principal underwriter will be able to terminate the withdrawal plan at any time without penalty.

                                SALES CHARGES

DEALER COMMISSIONS. The principal underwriter may, from time to time, at its own expense, provide additional incentives to investment dealers which employ registered representatives who sell Fund shares and/or shares of other funds distributed by the principal underwriter. In some instances, such additional incentives may be offered only to certain investment dealers whose representatives sell or are expected to sell significant amounts of shares. In addition, the principal underwriter may from time to time increase or decrease the sales commissions payable to investment dealers. The principal underwriter may allow, upon notice to all investment dealers with whom it has agreements, discounts up to the full sales charge during the periods specified in the notice. During periods when the discount includes the full sales charge, such investment dealers may be deemed to be underwriters as that term is defined in the Securities Act of 1933.

SALES CHARGE WAIVERS. Class A shares and Class I shares may be sold at net asset value to current and retired Directors and Trustees of Eaton Vance funds, including the Portfolios; to clients and current and retired officers and employees of Eaton Vance, its affiliates and other investment advisers of Eaton Vance sponsored funds; to officers and employees of IBT and the transfer agent; to persons associated with law firms, consulting firms and others providing services to Eaton Vance and the Eaton Vance funds; and to such persons' spouses, parents, siblings and children and their beneficial accounts. Such shares may also be issued at net asset value (1) in connection with the merger of an investment company (or series or class thereof) with the Fund (or class thereof), (2) to investors making an investment as part of a fixed fee program whereby an entity unaffiliated with the investment adviser provides multiple investment services, such as management, brokerage and custody, and (3) to investment advisors, financial planners or other intermediaries who place trades for their own accounts or the accounts of their clients and who charge a management, consulting or other fee for their services; clients of such investment advisors, financial planners or other intermediaries who place trades for their own accounts if the accounts are linked to the master account of such investment advisor, financial planner or other intermediary on the books and records of the broker or agent. Class A shares may also be sold at net asset value to retirement and deferred compensation plans and trusts used to fund those plans, including, but not limited to, those defined in Section 401(a), 403(b) or 457 of the Internal Revenue Code of 1986, as amended (the "Code") and "rabbi trusts". Class A shares and Class I shares may be sold at net asset value to any investment advisory, agency, custodial or trust account managed or administered by Eaton Vance or by any parent, subsidiary or other affiliate of Eaton Vance. Class A shares are offered at net asset value to the foregoing persons and in the foregoing situations because either (i) there is no sales effort involved in the sale of shares or (ii) the investor is paying a fee (other than the sales charge) to the investment dealer involved in the sale.

    The CDSC applicable to Class B shares will be waived in connection with minimum required distributions from tax-sheltered retirement plans by applying the rate required to be withdrawn under the applicable rules and regulations of the Internal Revenue Service to the balance of Class B shares in your account. All CDSC waivers are prospective only.

STATEMENT OF INTENTION. If it is anticipated that $25,000 or more of Class A shares and shares of other funds exchangeable for Class A shares of another Eaton Vance fund will be purchased within a 13-month period, the Statement of Intention section of the account application should be completed so that shares may be obtained at the same reduced sales charge as though the total quantity were invested in one lump sum. Shares held under Right of Accumulation (see below) as of the date of the Statement will be included toward the completion of the Statement. If you make a Statement of Intention, the transfer agent is authorized to hold in escrow sufficient shares (5% of the dollar amount specified in the Statement) which can be redeemed to make up any difference in sales charge on the amount intended to be invested and the amount actually invested. A Statement of Intention does not obligate the shareholder to purchase or the Fund to sell the full amount indicated in the Statement.

    If the amount actually purchased during the 13-month period is less than that indicated in the Statement, the shareholder will be requested to pay the difference between the sales charge applicable to the shares purchased and the sales charge paid under the Statement of Intention. If the payment is not received in 20 days, the appropriate number of escrowed shares will be redeemed in order to realize such difference. If the total purchases during the 13-month period are large enough to qualify for a lower sales charge than that applicable to the amount specified in the Statement, all transactions will be computed at the expiration date of the Statement to give effect to the lower sales charge. Any difference will be refunded to the shareholder in cash or applied to the purchase of additional shares, as specified by the shareholder. This refund will be made by the investment dealer and the principal underwriter. If at the time of the recomputation, the investment dealer for the account has changed, the adjustment will be made only on those shares purchased through the current investment dealer for the account.

RIGHT OF ACCUMULATION. The applicable sales charge level for the purchase of Class A shares is calculated by taking the dollar amount of the current purchase and adding it to the value (calculated at the maximum current offering price) of the Class A shares the shareholder owns in his or her account(s) in the Fund, and shares of other funds exchangeable for Class A shares. The sales charge on the shares being purchased will then be at the rate applicable to the aggregate. Shares purchased (i) by an individual, his or her spouse and their children under the age of twenty-one, and (ii) by a trustee, guardian or other fiduciary of a single trust estate or a single fiduciary account, will be combined for the purpose of determining whether a purchase will qualify for the Right of Accumulation and if qualifying, the applicable sales charge level. For any such discount to be made available, at the time of purchase a purchaser or his or her investment dealer must provide the principal underwriter (in the case of a purchase made through an investment dealer) or the transfer agent (in the case of an investment made by mail) with sufficient information to permit verification that the purchase order qualifies for the accumulation privilege. Confirmation of the order is subject to such verification. The Right of Accumulation privilege may be amended or terminated at any time as to purchases occurring thereafter.

CONVERSION FEATURE. Class B shares held for eight years (the "holding period") will automatically convert to Class A shares. For purposes of this conversion, all distributions paid on Class B shares which the shareholder elects to reinvest in Class B shares will be considered to be held in a separate sub-account. Upon the conversion of Class B shares not acquired through the reinvestment of distributions, a pro rata portion of the Class B shares held in the sub-account will also convert to Class A shares. This portion will be determined by the ratio that the Class B shares being converted bear to the total of Class B shares (excluding shares acquired through reinvestment) in the account. This conversion feature is subject to the continuing availability of a ruling from the Internal Revenue Service or an opinion of counsel that the conversion is not taxable for federal income tax purposes.

EXCHANGE PRIVILEGE. In addition to exchanges into the same class of another Eaton Vance fund, Class B shares may be exchanged for shares of a money market fund sponsored by an investment dealer and approved by the principal underwriter (an "investment dealer fund"). For purposes of calculating the CDSC applicable to investment dealer fund shares acquired in an exchange, the CDSC schedule applicable to the exchanged shares will apply and the purchase of investment dealer fund shares is deemed to have occurred at the time of the original purchase of the exchanged shares, except that the time during which a shareholder holds such investment dealer fund shares will not be credited toward completion of the CDSC period.

TAX-SHELTERED RETIREMENT PLANS. Class A and Class C shares are available for purchase in connection with certain tax-sheltered retirement plans. Detailed information concerning these plans, including certain exceptions to minimum investment requirements, and copies of the plans are available from the principal underwriter. This information should be read carefully and consultation with an attorney or tax adviser may be advisable. The information sets forth the service fee charged for retirement plans and describes the federal income tax consequences of establishing a plan. Participant accounting services (including trust fund reconciliation services) will be offered only through third party recordkeepers and not by the principal underwriter. Under all plans, dividends and distributions will be automatically reinvested in additional shares.

DISTRIBUTION AND SERVICE PLANS. The Trust has in effect a Service Plan (the "Class A Plan") for the Fund's Class A shares that is designed to meet the service fee requirements of the sales charge rule of the National Association of Securities Dealers, Inc. (the "NASD"). (Management believes service fee payments are not distribution expenses governed by Rule 12b-1 under the 1940 Act, but has chosen to have the Plan approved as if that Rule were applicable.) The Class A Plan provides that the Class A may make service fee payments for personal services and/or the maintenance of shareholder accounts to the principal underwriter, investment dealers and other persons in amounts not exceeding .25% of its average daily net assets for any fiscal year.

    The Trust also has in effect compensation-type Distribution Plans (the "Class B and Class C Plans") pursuant to Rule 12b-1 under the 1940 Act for the Fund's Class B and Class C shares that permit compensation to be made to the principal underwriter to the maximum extent permitted by the NASD sales charge rule. The Class B and Class C Plans are designed to permit an investor to purchase shares through an investment dealer without incurring an initial sales charge and at the same time permit the principal underwriter to compensate investment dealers in connection therewith. Each Class pays the principal underwriter a fee, accrued daily and paid monthly, at an annual rate not exceeding .75% of its average daily net assets to finance the distribution of its shares. Such fees compensate the principal underwriter for sales commissions paid by it to investment dealers on the sale of shares and for interest expenses.

    The Class B and Class C Plans also authorize each Class to make payments of service fees to the principal underwriter, investment dealers and other persons in amounts not exceeding .25% of its average daily net assets for personal services, and/or the maintenance of shareholder accounts. This fee is paid quarterly in arrears based on the value of Class B shares sold by such persons. For Class C, investment dealers currently receive (a) a service fee (except on exchange transactions and reinvestments) at the time of sale equal to .25% of the purchase price of the Class C shares sold by such dealer, and (b) monthly service fees approximately equivalent to 1/12 of .25% of the value of Class C shares sold by such dealer. During the first year after a purchase of Class C shares, the principal underwriter will retain the service fee as reimbursement for the service fee payment made to investment dealers at the time of sale.

    Currently, payments of sales commissions and distribution fees and of service fees may equal 1% of a Class's average daily net assets per annum. The Trust believes that the combined rate of all these payments may be higher than the rate of payments made under distribution plans adopted by other investment companies pursuant to Rule 12b-1. Although the principal underwriter will use its own funds (which may be borrowed from banks) to pay sales commissions at the time of sale, it is anticipated that the Eaton Vance organization will profit by reason of the operation of the Class B and Class C Plans through an increase in the Fund's assets (thereby increasing the advisory fee payable to BMR by the Portfolio) resulting from sale of shares and through the amounts paid to the principal underwriter, including CDSCs, pursuant to the Plans. The Eaton Vance organization may be considered to have realized a profit under the Class B and Class C Plans if at any point in time the aggregate amounts theretofore received by the principal underwriter pursuant to the Class B or Class C Plan and from CDSCs have exceeded the total expenses theretofore incurred by such organization in distributing shares. Total expenses for this purpose will include an allocable portion of the overhead costs of such organization and its branch offices, which costs will include without limitation leasing expense, depreciation of building and equipment, utilities, communication and postage expense, compensation and benefits of personnel, travel and promotional expense, stationery and supplies, literature and sales aids, interest expense, data processing fees, consulting and temporary help costs, insurance, taxes other than income taxes, legal and auditing expense and other miscellaneous overhead items. Overhead is calculated and allocated for such purpose by the Eaton Vance organization in a manner deemed equitable to the Trust.

    The Class A, Class B and Class C Plans continue in effect from year to year so long as such continuance is approved at least annually by the vote of both a majority of (i) the noninterested Trustees of the Trust who have no direct or indirect financial interest in the operation of the Plan or any agreements related to the Plan (the "Plan Trustees") and (ii) all of the Trustees then in office. Each Plan may be terminated at any time by vote of a majority of the Plan Trustees or by a vote of a majority of the outstanding voting securities of the applicable Class. Each Plan requires quarterly Trustee review of a written report of the amount expended under the Plan and the purposes for which such expenditures were made. The Plans may not be amended to increase materially the payments described therein without approval of the shareholders of the affected Class and the Trustees. So long as a Plan is in effect, the selection and nomination of the noninterested Trustees shall be committed to the discretion of such Trustees. The Plans were initially approved by the Trustees, including the Plan Trustees, on June 19, 2000. The Trustees of the Trust who are "interested" persons of the Fund have an indirect financial interest in the Plans because their employers (or affiliates thereof) receive distribution and/or service fees under the Plans or agreements related thereto.

    The Trustees of the Trust believe that each Plan will be a significant factor in the expected growth of the Fund's assets, and will result in increased investment flexibility and advantages which have benefitted and will continue to benefit the Fund and its shareholders. Payments for sales commissions and distribution fees made to the principal underwriter under the Class B and Class C Plans will compensate the principal underwriter for its services and expenses in distributing those classes of shares. Service fee payments made to the principal underwriter and investment dealers provide incentives to provide continuing personal services to investors and the maintenance of shareholder accounts. By providing incentives to the principal underwriter and investment dealers, each Plan is expected to result in the maintenance of, and possible future growth in, the assets of the Fund. Based on the foregoing and other relevant factors, the Trustees of the Trust have determined that in their judgment there is a reasonable likelihood that each Plan will benefit the Fund and its shareholders.

                                 PERFORMANCE

    Average annual total return is determined separately for each Class of the Fund by multiplying a hypothetical initial purchase order of $1,000 by the average annual compound rate of return (including capital appreciation/ depreciation, and distributions paid and reinvested) for the stated period and annualizing the result. The calculation assumes (i) that all distributions are reinvested at net asset value on the reinvestment dates during the period, (ii) the deduction of the maximum sales charge from the initial $1,000 purchase order for Class A shares, (iii) a complete redemption of the investment and, (iv) the deduction of any CDSC at the end of the period. The Fund may also publish total return figures for each class based on reduced sales charges or at net asset value. These returns would be lower if the full sales charge was imposed.

    Yield is computed separately for each Class of the Fund pursuant to a standardized formula by dividing the net investment income per share earned during a recent thirty-day period by the maximum offering price (including the maximum initial sales charge for Class A shares) per share on the last day of the period and annualizing the resulting figure. Net investment income per share is calculated from the yields to maturity of all debt obligations held by a Portfolio based on prescribed methods, reduced by accrued Fund and Class expenses for the period with the resulting number being divided by the average daily number of Class shares outstanding and entitled to receive distributions during the period. This yield figure does not reflect the deduction of any CDSCs which (if applicable) are imposed upon certain redemptions at the rates set forth under "Sales Charges" in the prospectus. Yield calculations assume the current maximum initial sales charge for Class A shares set forth under "Sales Charges" in the prospectus. (Actual yield may be affected by variations in sales charges on investments).

    The Fund may also publish total return figures for each Class which do not take into account any sales charge. Any performance figure which does not take into account a sales charge would be reduced to the extent such charge is imposed. The Fund's performance may be compared in publications to the performance of various indices and investments for which reliable data is available, and to averages, performance rankings, or other information prepared by recognized mutual fund statistical services. The Fund's performance may differ from that of other investors in a Portfolio, including other investment companies.

    The Fund's total return may be compared to various domestic, international and global securities indices, such as the Commodity Research Bureau Futures Price Index. The Fund's yield may also be compared to the yields of other fixed-income securities, such as U.S. Treasuries, mortgage-backed securities, and corporate bonds or other securities comparable to the securities held by a Portfolio as reported by various independent sources (such as Bloomberg L.P.). In making such comparisons, the Fund may provide information concerning the nature of such indices or securities. This information may be used in advertisements and in information furnished to present or prospective shareholders. The Fund's performance may differ from that of other investors in the Portfolio, including other investment companies.

    Evaluations of the Fund's performance (including ratings and rankings) made by independent sources, may be used in advertisements and in information furnished to present or prospective shareholders. In addition, information showing the effects of compounding interest may be included in advertisements and other material furnished to present and prospective shareholders. Compounding is the process of earning interest on principal plus interest that was earned earlier. Interest can be compounded annually, semi-annually, quarterly or daily. Examples of compounding will be used for illustration purposes only.

    Information used in advertisements and in materials provided to present and prospective shareholders may include descriptions of Eaton Vance and other Fund service providers, their investment styles, other investment products, personnel and Fund didstribution channels.

    Information used in advertisements and materials furnished to present and prospective investors may include statements or illustrations relating to the appropriateness of certain types of securities and/or mutual funds to meet specific financial goals. Such information may address:

        - cost associated with aging parents;
        - funding a college education (including its actual and estimated cost);
        - health care expenses (including actual and projected expenses);
        - long-term disabilities (including the availability of, and coverage provided by, disability insurance); and
        - retirement (including the availability of social security benefits, the tax treatment of such benefits and statistics and other information relating to maintaining a particular standard of living and outliving existing assets).

    Such information may also address different methods for saving money and the results of such methods, as well as the benefits of investing in equity securities. Such information may describe: the potential for growth; the performance of equities as compared to other investment vehicles; and the value of investing as early as possible and regularly, as well as staying invested. The benefits of investing in equity securities by means of a mutual fund may also be included (such benefits may include diversification, professional management and the variety of equity mutual fund products).

    Information in advertisements and materials furnished to present and prospective investors may include profiles of different types of investors (i.e., investors with different goals and assets) and different investment strategies for meeting specific financial goals. Such information may provide hypothetical illustrations which include: results of various investment strategies; performance of an investment in the Fund over various time periods; and results of diversifying assets among several investments with varying performance. Information in advertisements and materials furnished to present and prospective investors may also include quotations (including editorial comments) and statistics concerning investing in securities, as well as investing in particular types of securities and the performance of such securities.

    The Trust (or principal underwriter) may provide information about Eaton Vance, its affiliates and other investment advisers to the funds in the Eaton Vance Family of Funds in sales material or advertisements provided to investors or prospective investors. Such material or advertisements may also provide information on the use of investment professionals by such investors.

                               CONTROL PERSONS

    As of the date hereof, Eaton Vance owned one share of each Class of the Fund, being the only shares of the Fund outstanding on such date.

                                    TAXES

    Each series of the Trust is treated as a separate entity for federal income tax purposes. The Fund has elected to be treated and intends to qualify each year, as a RIC under the Code. Accordingly, the Fund intends to satisfy certain requirements relating to sources of its income and diversification of its assets and to distribute substantially all of its net investment ordinary income and net income in accordance with the timing requirements imposed by the Code, so as to maintain its RIC status and avoid paying any federal income or excise tax. Because the Fund invests substantially all of its assets in the Portfolios, the Portfolios normally must satisfy the applicable source of income and diversification requirements in order for the Fund to also satisfy these requirements. Each Portfolio will allocate at least annually among its investors, including the Fund, each investor's distributive share of the Portfolio's net taxable and tax-exempt (if any) investment income, net realized capital gains, and any other items of income, gain, loss, deduction or credit. For purposes of applying the requirements of the Code regarding qualification as a RIC, the Fund (i) will be deemed to own its proportionate share of each of the assets of a Portfolio and (ii) will be entitled to the gross income of a Portfolio attributable to such share.

    In order to avoid incurring a federal excise tax obligation, the Code requires that the Fund distribute (or be deemed to have distributed) by December 31 of each calendar year at least 98% of its ordinary income for such year, at least 98% of its capital gain net income (which is the excess of its realized capital gains over its realized capital losses), generally computed on the basis of the one-year period ending on October 31 of such year, after reduction by (i) any available capital loss carryforwards, and (ii) 100% of any income from the prior year (as previously computed) that was not paid out during such year and on which the Fund paid no federal income tax. Under current law, provided that the Fund qualifies as a RIC and the Portfolios are treated as partnerships for Massachusetts and federal tax purposes, neither the Fund nor a Portfolio should be liable for any income, corporate excise or franchise tax in the Commonwealth of Massachusetts.

    The federal income tax rules governing the taxation of interest rate swaps may require the Fund to treat certain payments received by the FR Portfolio under such arrangements as ordinary income and to amortize such payments under certain circumstances. The FR Portfolio will limit its activity in this regard if necessary in order to enable the Fund to maintain its qualification as a RIC.

    Certain investments of a Portfolio may bear original issue discount or market discount for tax purposes. The Fund will be required to include in income each year a portion of such original issue discount and may elect to include in income each year a portion of such market discount. A Portfolio may have to dispose of investments that it would otherwise have continued to hold to provide cash to enable the Fund to satisfy its distribution requirements with respect to such income.

    Distributions made by the Fund, if any, that are derived from dividends received by a Portfolio from domestic corporations and allocated to the Fund may qualify for the dividends-received deduction for corporations. The dividends-received deduction for corporate shareholders is reduced to the extent the Fund shares with respect to which the dividends are received are treated as debt-financed under federal income tax law and is eliminated if the shares are deemed to have been held for less than a minimum period, generally 46 days, which must be satisfied separately for each dividend during a specified period. Receipt of certain distributions qualifying for the deduction may result in reduction of the tax basis of the corporate shareholder's Fund shares and require current income recognition to the extent in excess of such basis. Distributions eligible for the dividends-received deduction may give rise to or increase an alternative minimum tax for corporation.

    The HI Portfolio's investment in zero coupon, deferred interest and certain pay-in-kind or other debt securities issued with original issue discount will cause it to realize income prior to the receipt of cash payments with respect to these securities. Such income will be allocated daily to interests in the Portfolio and, in order to enable the Fund to distribute its proportionate share of this income and avoid a tax payable by the Fund, the Portfolio may be required to liquidate securities that it might otherwise have continued to hold in order to generate cash that the Fund may withdraw from the Portfolio to make distributions to Fund shareholders. Acquiring securities at a market discount may have the same effect if an election is made to include accrued market discount in income currently.

    Investments in lower-rated or unrated securities may present special tax issues for a Portfolio and, hence, for the Fund to the extent that the issuers of these securities default on their obligations pertaining thereto. The Code is not entirely clear regarding the federal income tax consequences of the Portfolio's taking certain positions in connection with ownership of such distressed securites. For example, the Code is unclear regarding: (i) when a Portfolio may cease to accrue interest, original issue discount, or market discount; (ii) when and to what extent deductions may be taken for bad debts or worthless securities; (iii) how payments received on obligations in default should be allocated between principal and income; and (iv) whether exchanges of debt obligations in a workout context are taxable.

    Distributions of the excess of net long-term capital gain over net short-term capital loss (including any capital losses carried forward from prior years) earned by a Portfolio and allocated to the Fund are taxable to shareholders of the Fund as long-term capital gains (generally at a 20% rate for noncorporate shareholders), whether received in cash or in additional shares and regardless of the length of time their shares have been held. Distributions of net income and net short-term capital gains are taxable to shareholders as ordinary income. Certain distributions declared in October, November or December and paid the following January will be taxed to shareholders as if received on December 31 of the year in which they are declared.

    Redemptions and exchanges of the Fund's shares are taxable events and, accordingly, shareholders may realize gain or loss on these transactions. In general, any gain realized upon a taxable disposition of shares will be treated as long-term capital gain if the shares have been held for more than one year. Otherwise, the gain on the sale, exchange or redemption of Fund shares will be treated as short-term capital gain.

    Any loss realized upon the sale or exchange of shares of the Fund with a tax holding period of 6 months or less will be treated as a long-term capital loss to the extent of any distribution of net long-term capital gains with respect to such shares. In addition, all or a portion of a loss realized on a redemption or other disposition of Fund shares may be disallowed under "wash sale" rules if other Fund shares are acquired (whether through reinvestment of dividends or otherwise) within a period beginning 30 days before and ending 30 days after the date of such redemption or other disposition. Any disallowed loss will result in an adjustment to the shareholder's tax basis in some or all of the other shares acquired.

    Special tax rules apply to Individual Retirement Accounts ("IRAs") and other retirement plans, and persons investing through such plans should consult their tax advisers for more information. The deductibility of contributions to IRAs may be restricted or eliminated for particular shareholders. Amounts paid by the Fund to individuals and certain other shareholders who have not provided the Fund with their correct taxpayer identification number ("TIN") and certain certifications required by the Internal Revenue Service (the "IRS"), as well as shareholders with respect to whom the Fund has received certain information from the IRS or a broker, may be subject to "backup" withholding of federal income tax arising from the Fund's taxable dividends and other distributions as well as the proceeds of redemption transactions (including repurchases and exchanges), at a rate of 31%. An individual's TIN is generally his or her social security number.

    The foregoing discussion does not address the special tax rules applicable to certain classes of investors, such as IRAs and other retirement plans, tax-exempt entities, insurance companies and financial institutions. Shareholders should consult their own tax advisers with respect to special tax rules that may apply in their particular situations, as well as the state, local and, where applicable, foreign tax consequences of investing in the Fund.

                       PORTFOLIO SECURITY TRANSACTIONS

    The FR Portfolio will acquire Senior Loans from major international banks, selected domestic regional banks, insurance companies, finance companies and other financial institutions. In selecting financial institutions from which Senior Loans may be acquired, BMR will consider, among other factors, the financial strength, professional ability, level of service and research capability of the institution. While these financial institutions are generally not required to repurchase Senior Loans which they have sold, they may act as principal or on an agency basis in connection with their sale by the FR Portfolio.

    Decisions concerning the execution of portfolio security transactions, including the selection of the market and the broker-dealer firm, are made by BMR. BMR is also responsible for the execution of transactions for all other accounts managed by it. BMR places the security transactions of a Portfolio and of all other accounts managed by it for execution with many broker-dealer firms. BMR uses its best efforts to obtain execution of portfolio transactions at prices which are advantageous to a Portfolio and at reasonably competitive spreads or (when a disclosed commision is being charged) at reasonably competitive commission rates. In seeking such execution, BMR will use its best judgment in evaluating the terms of a transaction, and will give consideration to various relevant factors, including without limitation the full range and quality of the broker-dealer's services, the value of the brokerage and research services provided, the responsiveness of the broker-dealer to BMR, the size and type of the transaction, the general execution and operational capabilities of the broker-dealer, the nature and character of the market for the security, the confidentiality, speed and certainty of effective execution required for the transaction, the reputation, reliability, experience and financial condition of the broker-dealer, the value and quality of services rendered by the broker-dealer in this and other transactions, and the reasonableness of the commission or spread, if any. Transactions on United States stock exchanges and other agency transactions involve the payment by a Portfolio of negotiated brokerage commissions. Such commissions vary among different broker-dealer firms, and a particular broker-dealer may charge different commissions according to such factors as the difficulty and size of the transaction and the volume of business done with such broker-dealer. Transactions in foreign securities often involve the payment of brokerage commissions, which may be higher than those in the United States. There is generally no stated commission in the case of securities traded in the over-the-counter markets, but the price paid or received by a Portfolio usually includes an undisclosed dealer markup or markdown. In an underwritten offering the price paid by a Portfolio often includes a disclosed fixed commission or discount retained by the underwriter or dealer. Although spreads or commissions paid on portfolio security transactions will, in the judgment of BMR, be reasonable in relation to the value of the services provided, commissions exceeding those which another firm might charge may be paid to broker-dealers who were selected to execute transactions on behalf of a Portfolio and BMR's other clients in part for providing brokerage and research services to BMR.

    As authorized in Section 28(e) of the Securities Exchange Act of 1934, a broker or dealer who executes a portfolio transaction on behalf of a Portfolio may receive a commission which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if BMR determines in good faith that such compensation was reasonable in relation to the value of the brokerage and research services provided. This determination may be made on the basis of either that particular transaction or on the basis of overall responsibilities which BMR and its affiliates have for accounts over which they exercise investment discretion. In making any such determination, BMR will not attempt to place a specific dollar value on the brokerage and research services provided or to determine what portion of the commission should be related to such services. Brokerage and research services may include advice as to the value of securities, the advisability of investing in, purchasing, or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; effecting securities transactions and performing functions incidental thereto (such as clearance and settlement); and the "Research Services" referred to in the next paragraph.

    It is a common practice of the investment advisory industry and of the advisers of investment companies, institutions and other investors to receive research, analytical, statistical and quotation services, data, information and other services, products and materials which assist such advisers in the performance of their investment responsibilities ("Research Services") from broker-dealer firms which execute portfolio transactions for the clients of such advisers and from third parties with which such broker-dealers have arrangements. Consistent with this practice, BMR receives Research Services from many broker-dealer firms with which BMR places portfolio transactions and from third parties with which these broker-dealers have arrangements. These Research Services include such matters as general economic political, business and market information, industry and company reviews, evaluations of securities and portfolio strategies and transactions proxy voting data and analysis services, technical analysis of various aspects of the securities markets, and recommendations as to the purchase and sale of securities and other portfolio transactions, financial, industry and trade publications, news and information services, pricing and quotation equipment and services, and research oriented computer hardware, software, data bases and services. Any particular Research Service obtained through a broker-dealer may be used by BMR in connection with client accounts other than those accounts which pay commissions to such broker-dealer. Any such Research Service may be broadly useful and of value to BMR in rendering investment advisory services to all or a significant portion of its clients, or may be relevant and useful for the management of only one client's account or of a few clients' accounts, or may be useful for the management of merely a segment of certain clients' accounts, regardless of whether any such account or accounts paid commissions to the broker-dealer through which such Research Service was obtained. The advisory fee paid to a Portfolio is not reduced because BMR receives such Research Services. BMR evaluates the nature and quality of the various Research Services obtained through broker-dealer firms and attempts to allocate sufficient portfolio security transactions to such firms to ensure the continued receipt of Research Services which BMR believes are useful or of value to it in rendering investment advisory services to its clients.

    The Portfolios and BMR may also receive Research Services from underwriters and dealers in fixed price offerings, which Research Services are reviewed and evaluated by BMR in connection with its investment responsibilities. The investment companies sponsored by BMR or Eaton Vance may allocate brokerage commissions to acquire information relating to the performance, fees and expenses of such companies and other mutual funds, which information is used by the Trustees of such companies to fulfill their responsibility to oversee the quality of the services provided by various entities, including BMR, to such companies. Such companies may also pay cash for such information.

    Subject to the requirement that BMR shall use its best efforts to seek and execute portfolio security transactions at advantageous prices and at reasonably competitive spreads or commission rates, BMR is authorized to consider as a factor in the selection of any broker-dealer firm with whom Portfolio orders may be placed the fact that such firm has sold or is selling shares of the Fund or of other investment companies sponsored by BMR or Eaton Vance. This policy is not inconsistent with a rule of the NASD, which rule provides that no firm which is a member of the NASD shall favor or disfavor the distribution of shares of any particular investment company or group of investment companies on the basis of brokerage commissions received or expected by such firm from any source.

    Securities considered as investments for a Portfolio may also be appropriate for other investment accounts managed by BMR or its affiliates. Whenever decisions are made to buy or sell securities by a Portfolio and one or more of such other accounts simultaneously, BMR will allocate the security transactions (including "hot" issues) in a manner which it believes to be equitable under the circumstances. As a result of such allocations, there may be instances where a Portfolio will not participate in a transaction that is allocated among other accounts. If an aggregate order cannot be filled completely, allocations will generally be made on a pro rata basis. An order may not be allocated on a pro rata basis where, for example: (i) consideration is given to portfolio managers who have been instrumental in developing or negotiating a particular investment;
(ii) consideration is given to an account with specialized investment policies that coincide with the particulars of a specific investment; (iii) pro rata allocation would result in odd-lot or de minimis amounts being allocated to a portfolio or other client; or (iv) where BMR reasonably determines that departure from a pro rata allocation is advisable. While these aggregation and allocation policies could have a detrimental effect on the price or amount of the securities available to a Portfolio from time to time, it is the opinion of the Trustees of the Trust and the Portfolio that the benefits from the BMR organization outweigh any disadvantage that may arise from exposure to simultaneous transactions.

    For the fiscal years ended March 31, 2000, 1999 and 1998, the HI Portfolio paid brokerage commissions of $4,256, $682 and $5,287, respectively, on portfolio security transactions, all of which was paid in respect of portfolio security transactions aggregating $4,204,407, $307,774 and $2,552,494, respectively, to firms which provided some research services to Eaton Vance (although many of such firms may have been selected in any particular transaction primarily because of their execution capabilities).

                             FINANCIAL STATEMENTS

    The audited financial statements of and independent accountants reports for the HI Portfolio appear in the Eaton Vance High Income Fund's most recent annual report to shareholders and are incorporated by reference into this SAI. A copy of such Fund's annual report accompanies this SAI. The audited financial statements of, and the independent auditors' report for, the FR Portfolio appear herein. Consistent with applicable law, duplicate mailings of shareholder reports and certain other Fund information to shareholders residing at the same address may be eliminated.

                                  APPENDIX A

DESCRIPTION OF MOODY'S INVESTORS SERVICE, INC.'S CORPORATE BOND RATINGS:

Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than in Aaa securities.

A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa: Bonds which are rated Baa are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safe-guarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C: Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

NOTE: Moody's applies numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa to B. The modifier 1 indicates that the Company ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the Company ranks in the lower end of its generic rating category.

DESCRIPTION OF STANDARD & POOR'S RATINGS GROUP'S CORPORATE BOND RATINGS:

INVESTMENT GRADE

AAA: Debt rated AAA has the highest rating assigned by S&P's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

AA: Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

A: Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB: Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

SPECULATIVE GRADE

Debt rated BB, B, CCC, CC, and C is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

BB: Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

B: Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB-rating.

CCC: Debt rated CCC has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

CC: The rating CC is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC debt rating.

C: The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

C1: The Rating C1 is reserved for income bonds on which no interest is being paid.

D: Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

PLUS (+) OR MINUS (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

NR: Bonds may lack a S&P's rating because no public rating has been requested, because there is insufficient information on which to base a rating, or because S&P's does not rate a particular type of obligation as a matter of policy.

    Investors should note that the assignment of a rating to a bond by a rating service may not reflect the effect of recent developments on the issuer's ability to make interest and principal payments.

EATON VANCE HIGH INCOME FUND AS OF MARCH 31, 2000

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

AS OF MARCH 31, 2000
Assets
- ------------------------------------------------------
Investment in High Income Portfolio, at
   value
   (identified cost, $934,901,230)        $897,418,912
Receivable for Fund shares sold              5,048,943
- ------------------------------------------------------
TOTAL ASSETS                              $902,467,855
- ------------------------------------------------------
Liabilities
- ------------------------------------------------------
Dividends payable                         $  3,654,940
Payable for Fund shares redeemed             2,751,505
Accrued expenses                               523,905
- ------------------------------------------------------
TOTAL LIABILITIES                         $  6,930,350
- ------------------------------------------------------
NET ASSETS                                $895,537,505
- ------------------------------------------------------

Sources of Net Assets
- ------------------------------------------------------
Paid-in capital                           $957,581,889
Accumulated net realized loss from
   Portfolio (computed on the basis of
   identified cost)                        (30,877,655)
Accumulated undistributed net investment
   income                                    6,315,589
Net unrealized depreciation from
   Portfolio (computed on the basis of
   identified cost)                        (37,482,318)
- ------------------------------------------------------
TOTAL                                     $895,537,505
- ------------------------------------------------------

Class B Shares
- ------------------------------------------------------
NET ASSETS                                $758,686,388
SHARES OUTSTANDING                         104,322,686
NET ASSET VALUE, OFFERING PRICE AND
   REDEMPTION PRICE PER SHARE
   (net assets  DIVIDED BY shares of
      beneficial interest outstanding)    $       7.27
- ------------------------------------------------------
Class C Shares
- ------------------------------------------------------
NET ASSETS                                $136,851,117
SHARES OUTSTANDING                          14,311,853
NET ASSET VALUE, OFFERING PRICE AND
   REDEMPTION PRICE PER SHARE
   (net assets  DIVIDED BY shares of
      beneficial interest outstanding)    $       9.56
- ------------------------------------------------------

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED
MARCH 31, 2000
Investment Income
- ------------------------------------------------------
Interest allocated from Portfolio         $ 82,381,241
Dividends allocated from Portfolio           8,311,935
Miscellaneous income allocated from
   Portfolio                                 1,175,160
Expenses allocated from Portfolio           (5,285,547)
- ------------------------------------------------------
NET INVESTMENT INCOME FROM PORTFOLIO      $ 86,582,789
- ------------------------------------------------------

Expenses
- ------------------------------------------------------
Trustees fees and expenses                $      4,724
Distribution and service fees
   Class B                                   6,870,991
   Class C                                     946,179
Transfer and dividend disbursing agent
   fees                                        866,080
Registration fees                               88,733
Printing and postage                            75,280
Custodian fee                                   31,016
Legal and accounting services                   27,896
Miscellaneous                                   77,195
- ------------------------------------------------------
TOTAL EXPENSES                            $  8,988,094
- ------------------------------------------------------

NET INVESTMENT INCOME                     $ 77,594,695
- ------------------------------------------------------

Realized and Unrealized
Gain (Loss) from Portfolio
- ------------------------------------------------------
Net realized gain (loss) --
   Investment transactions (identified
      cost basis)                         $  8,548,220
   Foreign currency and forward foreign
      currency
      exchange contract transactions         4,240,787
- ------------------------------------------------------
NET REALIZED GAIN                         $ 12,789,007
- ------------------------------------------------------
Change in unrealized appreciation
   (depreciation) --
   Investments (identified cost basis)    $(41,114,102)
   Foreign currency and forward foreign
      currency exchange contracts            1,781,769
- ------------------------------------------------------
NET CHANGE IN UNREALIZED APPRECIATION
   (DEPRECIATION)                         $(39,332,333)
- ------------------------------------------------------

NET REALIZED AND UNREALIZED LOSS          $(26,543,326)
- ------------------------------------------------------

NET INCREASE IN NET ASSETS FROM
   OPERATIONS                             $ 51,051,369
- ------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE HIGH INCOME FUND AS OF MARCH 31, 2000

FINANCIAL STATEMENTS CONT'D

STATEMENTS OF CHANGES IN NET ASSETS

INCREASE (DECREASE) IN                    YEAR ENDED      YEAR ENDED
NET ASSETS                                MARCH 31, 2000  MARCH 31, 1999
- ------------------------------------------------------------------------
From operations --
   Net investment income                  $   77,594,695  $   64,032,525
   Net realized gain (loss)                   12,789,007      (5,306,735)
   Net change in unrealized
      appreciation (depreciation)            (39,332,333)    (42,231,862)
- ------------------------------------------------------------------------
NET INCREASE IN NET ASSETS
   FROM OPERATIONS                        $   51,051,369  $   16,493,928
- ------------------------------------------------------------------------
Distributions to shareholders --
   From net investment income
      Class B                             $  (68,703,356) $  (57,887,205)
      Class C                                 (8,930,184)     (3,801,298)
- ------------------------------------------------------------------------
TOTAL DISTRIBUTIONS TO SHAREHOLDERS       $  (77,633,540) $  (61,688,503)
- ------------------------------------------------------------------------
Transactions in shares of beneficial interest --
   Proceeds from sale of shares
      Class B                             $  240,920,128  $  170,794,418
      Class C                                129,517,104      54,928,047
   Issued in reorganization of EV
      Classic High Income Fund
      Class C                                         --      33,094,017
   Net asset value of shares issued to
      shareholders in payment of
      distributions declared
      Class B                                 19,726,829      18,897,976
      Class C                                  3,912,531       2,251,108
   Cost of shares redeemed
      Class B                               (167,676,291)   (151,322,234)
      Class C                                (55,080,525)    (26,466,468)
- ------------------------------------------------------------------------
NET INCREASE IN NET ASSETS FROM FUND
   SHARE TRANSACTIONS                     $  171,319,776  $  102,176,864
- ------------------------------------------------------------------------

NET INCREASE IN NET ASSETS                $  144,737,605  $   56,982,289
- ------------------------------------------------------------------------

Net Assets
- ------------------------------------------------------------------------
AT BEGINNING OF YEAR                      $  750,799,900  $  693,817,611
- ------------------------------------------------------------------------
AT END OF YEAR                            $  895,537,505  $  750,799,900
- ------------------------------------------------------------------------

Accumulated undistributed
net investment income
included in net assets
- ------------------------------------------------------------------------
AT END OF YEAR                            $    6,315,589  $    3,257,567
- ------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE HIGH INCOME FUND AS OF MARCH 31, 2000

FINANCIAL STATEMENTS CONT'D

FINANCIAL HIGHLIGHTS

                                                             CLASS B
                                  -------------------------------------------------------------
                                                      YEAR ENDED MARCH 31,
                                  -------------------------------------------------------------
                                   2000(1)       1999         1998         1997         1996
- -----------------------------------------------------------------------------------------------
Net asset value -- Beginning
   of year                        $  7.510     $  8.030     $  7.220     $  7.100     $  6.920
- -----------------------------------------------------------------------------------------------

Income (loss) from operations
- -----------------------------------------------------------------------------------------------
Net investment income             $  0.702     $  0.685     $  0.658     $  0.652     $  0.665
Net realized and unrealized
   gain (loss)                      (0.242)      (0.543)       0.774        0.120        0.189
- -----------------------------------------------------------------------------------------------
TOTAL INCOME FROM OPERATIONS      $  0.460     $  0.142     $  1.432     $  0.772     $  0.854
- -----------------------------------------------------------------------------------------------

Less distributions
- -----------------------------------------------------------------------------------------------
From net investment income        $ (0.700)    $ (0.662)    $ (0.622)    $ (0.646)    $ (0.665)
In excess of net investment
   income                               --           --           --       (0.006)      (0.009)
- -----------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS               $ (0.700)    $ (0.662)    $ (0.622)    $ (0.652)    $ (0.674)
- -----------------------------------------------------------------------------------------------

NET ASSET VALUE -- END OF YEAR    $  7.270     $  7.510     $  8.030     $  7.220     $  7.100
- -----------------------------------------------------------------------------------------------

TOTAL RETURN(2)                       6.36%        2.08%       20.59%       11.37%       12.80%
- -----------------------------------------------------------------------------------------------

Ratios/Supplemental Data
- -----------------------------------------------------------------------------------------------
Net assets, end of year (000's
   omitted)                       $758,686     $689,140     $693,818     $598,273     $496,966
Ratios (As a percentage of
   average daily net assets):
   Expenses(3)                        1.74%        1.75%        1.73%        1.77%        1.78%
   Net investment income              9.49%        9.13%        8.58%        8.97%        9.38%
Portfolio Turnover of the
   Portfolio                           113%         150%         137%          78%          88%
- -----------------------------------------------------------------------------------------------

 (1) Net investment income per share was computed using average shares outstanding.
 (2) Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed reinvested at the net asset value on the reinvestment date. Total return is not computed on an annualized basis.
 (3)  Includes the Fund's share of the Portfolio's allocated expenses.

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE HIGH INCOME FUND AS OF MARCH 31, 2000

FINANCIAL STATEMENTS CONT'D

FINANCIAL HIGHLIGHTS

                                         CLASS C
                                  ----------------------
                                   YEAR ENDED MARCH 31,
                                  ----------------------
                                   2000(1)       1999
- --------------------------------------------------------
Net asset value -- Beginning
   of year                        $  9.880      $10.560
- --------------------------------------------------------

Income (loss) from operations
- --------------------------------------------------------
Net investment income             $  0.915      $ 0.901
Net realized and unrealized
   loss                             (0.321)      (0.715)
- --------------------------------------------------------
TOTAL INCOME FROM OPERATIONS      $  0.594      $ 0.186
- --------------------------------------------------------

Less distributions
- --------------------------------------------------------
From net investment income        $ (0.914)     $(0.866)
- --------------------------------------------------------
TOTAL DISTRIBUTIONS               $ (0.914)     $(0.866)
- --------------------------------------------------------

NET ASSET VALUE -- END OF YEAR    $  9.560      $ 9.880
- --------------------------------------------------------

TOTAL RETURN(2)                       6.26%        2.08%
- --------------------------------------------------------

Ratios/Supplemental Data
- --------------------------------------------------------
Net assets, end of year (000's
   omitted)                       $136,851      $61,660
Ratios (As a percentage of
   average daily net assets):
   Expenses(3)                        1.78%        1.79%
   Net investment income              9.42%        9.18%
Portfolio Turnover of the
   Portfolio                           113%         150%
- --------------------------------------------------------

 (1) Net investment income per share was computed using average shares outstanding.
 (2) Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed reinvested at the net asset value on the reinvestment date. Total return is not computed on an annualized basis.
 (3)  Includes the Fund's share of the Portfolio's allocated expenses.

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE HIGH INCOME FUND AS OF MARCH 31, 2000

NOTES TO FINANCIAL STATEMENTS

1 Significant Accounting Policies
- -------------------------------------------
   Eaton Vance High Income Fund (the Fund) is a diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is an entity of the type commonly known as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company. The Fund offers two classes of shares. Class B shares and Class C shares are sold at net asset value and are subject to a contingent deferred sales charge (see Note 6). Each class represents a pro rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Net investment income, other than class specific expenses, is allocated daily to each class of shares based upon the ratio of the value of each class' paid shares to the total value of all paid shares. Each class of shares differs in its distribution plan and certain other class specific expenses. The Fund invests all of its investable assets in interests in the High Income Portfolio (the Portfolio), a New York Trust, having the same investment objective as the Fund. The value of the Fund's investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio (75.7% at March 31, 2000). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements.

   The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

 A Investment Valuation -- Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio's Notes to Financial Statements which are included elsewhere in this report.

 B Income -- The Fund's net investment income consists of the Fund's pro rata share of the net investment income of the Portfolio, less all actual and accrued expenses of the Fund determined in accordance with accounting principles generally accepted in the United States of America.

 C Federal Taxes -- The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is necessary. At March 31, 2000, the Fund, for federal income tax purposes, had a capital loss carryover of $28,921,374, which will reduce the Fund's taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Internal Revenue Code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. Such capital loss carryover will expire on March 31, 2003 ($12,690,352), 2004 ($5,868,015), 2005 ($7,020,394) and 2007
   ($3,342,613), respectively.

 D Other -- Investment transactions are accounted for on a trade-date basis.

 E Use of Estimates -- The preparation of the financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

2 Distributions to Shareholders
- -------------------------------------------
   The net income of the Fund is determined daily and substantially all of the net income so determined is declared as a dividend to shareholders of record at the time of declaration. Such daily dividends are paid monthly. Distributions of realized capital gains, if any, are made at least annually. Shareholders may reinvest capital gain distributions in additional shares of the Fund at the net asset value as of the ex-dividend date. Distributions are paid in the form of additional shares of the Fund or, at the election of the shareholder, in cash. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Generally accepted accounting principles require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in over distributions for financial statement purposes only are classified as distributions in excess of net investment income or accumulated net realized gains.

   Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital.

EATON VANCE HIGH INCOME FUND AS OF MARCH 31, 2000

NOTES TO FINANCIAL STATEMENTS CONT'D

3 Shares of Beneficial Interest
- -------------------------------------------
   The Funds Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

                                                 YEAR ENDED MARCH 31,
                                              --------------------------
    CLASS B                                       2000          1999
    --------------------------------------------------------------------
    Sales                                      32,600,657    22,874,813
    Issued to shareholders electing to
     receive payments of distributions in
     Fund shares                                2,667,731     2,521,238
    Redemptions                               (22,665,226)  (20,058,915)
    --------------------------------------------------------------------
    NET INCREASE                               12,603,162     5,337,136
    --------------------------------------------------------------------

                                                 YEAR ENDED MARCH 31,
                                              --------------------------
    CLASS C                                       2000          1999
    --------------------------------------------------------------------
    Sales                                      13,334,738     5,574,324
    Issued to shareholders electing to
     receive payments of distributions in
     Fund shares                                  403,015       228,574
    Redemptions                                (5,667,675)   (2,696,157)
    Issued to EV Classic High Income
     Fund shareholders                                 --     3,135,034
    --------------------------------------------------------------------
    NET INCREASE                                8,070,078     6,241,775
    --------------------------------------------------------------------

4 Transactions with Affiliates
- -------------------------------------------
   Eaton Vance Management (EVM) serves as the administrator of the Fund, but receives no compensation. The Portfolio has engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. See Note 2 of the Portfolio's Notes to Financial Statements which are included elsewhere in this report. Except as to Trustees of the Fund and the Portfolio who are not members of EVM's or BMR's organization, officers and Trustees receive remuneration for their services to the Fund out of such investment adviser fee.

   Certain officers and Trustees of the Fund and of the Portfolio are officers of the above organizations.

5 Distribution and Service Plans
- -------------------------------------------
   The Fund has in effect distribution plans for Class B Shares (the Class B
   Plan) and Class C Shares (Class C Plan) pursuant to Rule 12b-1 under the Investment Company Act of 1940 (collectively, the Plans). The Class B and Class C Plans require the Fund to pay Eaton Vance Distributors, Inc. (EVD) amounts equal to 1/365 of 0.75% of the Fund's average daily net assets attributable to Class B and Class C shares for providing ongoing distribution services and facilities to the Fund. The Fund will automatically discontinue payments to EVD during any period in which there are no outstanding Uncovered Distribution Charges, which are equivalent to the sum of (i) 5% and 6.25% of the aggregate amount received by the Fund for the Class B and Class C shares sold, respectively, plus, (ii) interest calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of Uncovered Distribution Charges of EVD of each respective class, reduced by the aggregate amount of contingent deferred sales charges (see Note 6) and daily amounts theretofore paid to EVD by each respective class. The Fund paid or accrued $5,426,918 and $709,634 for Class B and Class C shares, respectively, to or payable to EVD for the year ended March 31, 2000, representing 0.75% of the average daily net assets for Class B and Class C shares. At March 31, 2000, the amount of Uncovered Distribution Charges of EVD calculated under the Plan was approximately $23,735,000 and $10,784,000 for Class B and Class C shares, respectively.

   The Plans authorize the Fund to make payments of service fees to EVD, investment dealers and other persons in amounts not exceeding 0.25% of the Fund's average daily net assets attributable to Class B and Class C shares for each fiscal year. The Trustees initially implemented the Plans by authorizing the Fund to make quarterly payments of service fees to EVD and investment dealers in amounts equal to 0.25% per annum of the Fund's average daily net assets attributable to Class B shares based on the value of Fund shares sold by such persons and remaining outstanding for at least one year. On October 4, 1999, the Trustees approved service fee payments equal to 0.25% per annum of the Fund's average daily net assets attributable to Class B shares for any fiscal year on shares of the Fund sold on or after October 12, 1999. The Class C plan permits the Fund to make monthly payments of service fees in amounts not expected to exceed 0.25% per annum of the Fund's average daily net assets attributable to Class C shares. Service fee payments will be made for personal services and/or the maintenance of shareholder accounts. Service fees are separate and distinct from the sales commissions and distribution fees payable by the Fund to EVD and, as such are not subject to automatic discontinuance where there are no outstanding Uncovered Distribution Charges of EVD. Service fee payments for the year ended
   March 31, 2000 amounted to $1,444,073 and $236,545 for Class B and Class C, respectively.

   Certain officers and Trustees of the Fund are officers or directors of EVD.

EATON VANCE HIGH INCOME FUND AS OF MARCH 31, 2000

NOTES TO FINANCIAL STATEMENTS CONT'D

6 Contingent Deferred Sales Charge
- -------------------------------------------
   A contingent deferred sales charge (CDSC) generally is imposed on redemptions of Class B shares made within six years of purchase and on redemptions of Class C shares made within one year of purchase. Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gains distributions. Class B CDSC is imposed at declining rates that begin at 5% in the case of redemptions in the first and second year after purchase, declining one percentage point each subsequent year. No CDSC is levied on shares which have been sold to EVM or its affiliates or to their respective employees or clients and may be waived under certain other limited conditions. CDSC charges are paid to EVD to reduce the amount of Uncovered Distribution Charges calculated under the Fund's Distribution Plan. CDSC charges received when no Uncovered Distribution Charges exist will be retained by the Fund. EVD received approximately $1,598,000 and $43,000 of CDSC paid by shareholders for Class B shares and Class C shares, respectively, for the year ended March 31, 2000.

7 Investment Transactions
- -------------------------------------------
   Increases and decreases in the Fund's investment in the Portfolio for the year ended March 31, 2000, aggregated $367,727,092 and $283,430,632, respectively.

8 Transfer of Net Assets
- -------------------------------------------
   On April 1, 1998, Eaton Vance High Income Fund acquired the net assets of the EV Classic High Income Fund pursuant to an Agreement and Plan of Reorganization dated June 23, 1997. In accordance with the agreement, Eaton Vance High Income Fund, at the closing, issued 3,135,034 Class C shares of the Fund having an aggregate value of $33,094,017. As a result, the Fund issued one Class C share for each share of EV Classic High Income Fund. The transaction was structured for tax purposes to qualify as a tax free reorganization under the Internal Revenue Code. The EV Classic High Income Fund's net assets at the date of the transaction were $33,094,017, including $1,444,205 of unrealized appreciation. Directly after the merger, the combined net assets of the Fund were $726,911,628 with a net asset value of $8.03 and $10.56 for Class B shares and Class C shares, respectively.

EATON VANCE HIGH INCOME FUND AS OF MARCH 31, 2000

INDEPENDENT AUDITORS' REPORT

TO THE TRUSTEES AND SHAREHOLDERS
OF EATON VANCE HIGH INCOME FUND:
- ---------------------------------------------

We have audited the accompanying statement of assets and liabilities of Eaton Vance High Income Fund (the Fund) as of March 31, 2000, the related statement of operations for the year then ended, the statements of changes in net assets for the years ended March 31, 2000 and 1999, and the financial highlights for each of the years in the five-year period ended March 31, 2000. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund at March 31, 2000, the results of its operations, the changes in its net assets and its financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
April 28, 2000

HIGH INCOME PORTFOLIO AS OF MARCH 31, 2000

PORTFOLIO OF INVESTMENTS

(EXPRESSED IN UNITED STATES DOLLARS)

CORPORATE BONDS & NOTES -- 82.5%

                                                 PRINCIPAL
                                                 AMOUNT
SECURITY                                         (000'S OMITTED)  VALUE
- --------------------------------------------------------------------------------
Aerospace and Defense -- 0.7%
- --------------------------------------------------------------------------------
Dunlop Stand Aero Holdings, Sr. Notes,
11.875%, 5/15/09                                    $  3,900      $    3,958,500
Transdigm, Inc., 10.375%, 12/1/08                      4,800           3,864,000
- --------------------------------------------------------------------------------
                                                                  $    7,822,500
- --------------------------------------------------------------------------------
Apparel -- 0.7%
- --------------------------------------------------------------------------------
Coyne International Enterprises, Sr.
Sub. Notes, 11.25%, 6/1/08                          $  2,525      $    2,057,875
William Carter Co., Sr. Sub. Notes,
10.375%, 12/1/06                                       7,985           6,747,325
- --------------------------------------------------------------------------------
                                                                  $    8,805,200
- --------------------------------------------------------------------------------
Auto and Parts -- 0.6%
- --------------------------------------------------------------------------------
J.L. French Automative Casting,
11.50%, 6/1/09                                      $  6,225      $    6,131,625
Talon Automotive Group, Sr. Sub. Notes,
9.625%, 5/1/08                                         1,100             544,500
- --------------------------------------------------------------------------------
                                                                  $    6,676,125
- --------------------------------------------------------------------------------
Broadcasting and Cable -- 10.9%
- --------------------------------------------------------------------------------
Charter Communication Holdings LLC, Sr.
Disc. Notes, 11.75% (0% until 2005),
1/15/10(1)                                          $  5,250      $    2,920,312
Charter Communication Holdings LLC, Sr.
Notes, 8.625%, 4/1/09                                  5,250           4,659,375
Diamond Cable Communications Co., Sr.
Disc. Notes, 11.75% (0% until 2000),
12/15/05                                               3,000           2,880,000
EchoStar DBS Corp., Sr. Notes,
9.375%, 2/1/09                                         3,250           3,152,500
Golden Sky DBS, Inc., Sr. Disc. Notes,
13.50% (0% until 2004), 3/1/07                        11,445           7,725,375
Golden Sky Systems, 12.375%, 8/1/06                    7,865           8,690,825
Muzak Holdings LLC, 9.875%, 3/15/09                    3,400           3,281,000
Muzak Holdings LLC, Sr. Disc. Notes,
13.00% (0% until 2004), 3/15/10                        6,563           3,740,910
NTL Communications Corp., Sr. Notes,
9.25%, 11/15/06(1)                        EUR          3,500           3,303,912
NTL Communications Corp., Sr. Notes,
9.875%, 11/15/09(1)                       EUR          5,900           5,512,908
NTL Communications Corp., Sr. Notes,
11.50%, 10/1/08                                       11,600          11,832,000
NTL Communications Corp., Sr. Notes,
12.375% (0% until 2003), 10/1/08                       2,175           1,408,312
                                                 PRINCIPAL
                                                 AMOUNT
SECURITY                                         (000'S OMITTED)  VALUE
- --------------------------------------------------------------------------------

Broadcasting and Cable (continued)
- --------------------------------------------------------------------------------
Ono Finance PLC, 13.00%, 5/1/09(1)                  $ 10,870      $   11,033,050
Ono Finance PLC, 13.00%, 5/1/09(1)        EUR          3,800           3,823,816
Pegasus Communications Corp., Sr. Notes,
12.50%, 8/1/07(1)                                      6,410           6,954,850
RCN Corp., Sr. Disc. Notes, 9.80% (0%
until 2003), 2/15/08                                   2,250           1,316,250
Telemundo Holdings, Inc., Sr. Disc.
Notes, 11.50% (0% until 2003), 8/15/08                 9,050           5,859,875
Telewest Communication PLC, Debs.,
9.625%, 10/1/06                                          640             620,800
Telewest Communication PLC, Debs.,
11.00% (0% until 2000), 10/1/07                        9,390           8,826,600
Telewest Communication PLC, Sr. Disc.
Notes, 9.25% (0% until 2004), 4/15/09(1)               3,600           2,106,000
Telewest Communication PLC, Sr. Disc.
Notes, 9.875% (0% until 2004),
4/15/09(1)                                GBP          5,575           5,514,500
Telewest Communication PLC, Sr. Notes,
9.875%, 2/1/10(1)                         GBP          2,725           4,314,859
United Pan-Europe Communications, Sr.
Disc. Notes, 13.375% (0% until 2004),
11/1/09(1)                                            18,750           9,656,250
United Pan-Europe Communications, Sr.
Notes, 10.875%, 11/1/07(1)                EUR          2,250           2,140,115
United Pan-Europe Communications, Sr.
Notes, 11.25%, 11/1/09(1)                 EUR          6,540           6,236,271
United Pan-Europe Communications, Sr.
Notes, 11.25%, 2/1/10(1)                               2,125           2,050,625
- --------------------------------------------------------------------------------
                                                                  $  129,561,290
- --------------------------------------------------------------------------------
Business Services - Miscellaneous -- 1.7%
- --------------------------------------------------------------------------------
AP Holdings, Inc., Sr. Disc. Notes,
11.25% (0% until 2003), 3/15/08                     $  8,550      $    1,752,750
Apcoa, Inc., Guaranteed Sr. Sub. Notes,
9.25%, 3/15/08                                         3,320           1,846,750
Federal Data Corp., Sr. Sub. Notes,
10.125%, 8/1/05                                        4,740           3,092,850
Intertek Finance PLC, Sr. Sub. Notes,
10.25%, 11/1/06                                        5,600           4,676,000
Richmont Marketing Special,
10.125%, 12/15/07                                     17,770           9,329,250
- --------------------------------------------------------------------------------
                                                                  $   20,697,600
- --------------------------------------------------------------------------------
Business Services - Rental & Leasing -- 3.0%
- --------------------------------------------------------------------------------
Anthony Crane Rental LP, Guaranteed Sr.
Notes, 10.375%, 8/1/08                              $  4,000      $    3,220,000

                       SEE NOTES TO FINANCIAL STATEMENTS

HIGH INCOME PORTFOLIO AS OF MARCH 31, 2000

PORTFOLIO OF INVESTMENTS CONT'D

(EXPRESSED IN UNITED STATES DOLLARS)

                                                 PRINCIPAL
                                                 AMOUNT
SECURITY                                         (000'S OMITTED)  VALUE
- --------------------------------------------------------------------------------

Business Services - Rental & Leasing (continued)
- --------------------------------------------------------------------------------
NationsRent, Inc., Guaranteed Sr. Sub.
Notes, 10.375%, 12/15/08                            $  4,600      $    4,128,500
Neff Corp., 10.25%, 6/1/08                             4,050           3,594,375
Neff Corp., Guaranteed Sr. Sub. Notes,
10.25%, 6/1/08                                         6,150           5,458,125
Spectrasite Holdings, Inc., Sr. Disc.
Notes, 11.25% (0% until 2004), 4/15/09                13,700           7,124,000
Spectrasite Holdings, Inc., Sr. Disc.
Notes, 12.00% (0% until 2003), 7/15/08                 6,350           3,841,750
Spectrasite Holdings, Inc., Sr. Disc.
Notes, 12.875% (0% until 2005),
3/15/10(1)                                             6,870           3,589,575
Spectrasite Holdings, Inc., Sr. Notes,
10.75%, 3/15/10(1)                                     5,100           4,857,750
- --------------------------------------------------------------------------------
                                                                  $   35,814,075
- --------------------------------------------------------------------------------
Chemicals -- 0.8%
- --------------------------------------------------------------------------------
Huntsman Corp., Sr. Sub. Notes,
9.50%, 7/1/07(1)                                    $  1,000      $      917,500
PCI Chemicals Canada, Inc.,
9.25%, 10/15/07                                        3,500           2,887,500
Sterling Chemicals Holdings, Inc., Sr.
Sub. Notes, 11.25%, 4/1/07                               250             204,375
Sterling Chemicals Holdings, Inc., Sr.
Sub. Notes, 11.75%, 8/15/06                            5,750           4,887,500
- --------------------------------------------------------------------------------
                                                                  $    8,896,875
- --------------------------------------------------------------------------------
Consumer Products -- 0.8%
- --------------------------------------------------------------------------------
Amscan Holdings, Inc., Sr. Sub. Notes,
9.875%, 12/15/07                                    $  4,480      $    3,920,000
Glenoit Corp., Sr. Sub. Notes,
11.00%, 4/15/07                                        9,000           2,565,000
Icon Health and Fitness, Inc.,
12.00%, 9/27/05(1)                                     1,421             781,440
Polaroid Corp., Sr. Notes,
11.50%, 2/15/06                                        2,500           2,562,500
- --------------------------------------------------------------------------------
                                                                  $    9,828,940
- --------------------------------------------------------------------------------
Containers and Packaging -- 0.2%
- --------------------------------------------------------------------------------
Consumers International, Inc., Sr.
Notes, 10.25%, 4/1/05                               $  3,935      $    2,695,475
- --------------------------------------------------------------------------------
                                                                  $    2,695,475
- --------------------------------------------------------------------------------
Drugs -- 1.3%
- --------------------------------------------------------------------------------
King Pharmaceutical, Inc.,
10.75%, 2/15/09                                     $  4,750      $    4,726,250
                                                 PRINCIPAL
                                                 AMOUNT
SECURITY                                         (000'S OMITTED)  VALUE
- --------------------------------------------------------------------------------

Drugs (continued)
- --------------------------------------------------------------------------------
Warner Chilcott, Inc.,
12.625%, 2/15/08(1)                                 $ 10,275      $   10,146,562
- --------------------------------------------------------------------------------
                                                                  $   14,872,812
- --------------------------------------------------------------------------------
Electronic Equipment -- 1.2%
- --------------------------------------------------------------------------------
Cherokee International, Sr. Sub. Notes,
10.50%, 5/1/09                                      $  4,875      $    4,034,062
Viasystems, Inc., Sr. Sub. Notes,
9.75%, 6/1/07                                          3,600           3,042,000
Viasystems, Inc., Sr. Sub. Notes, Series
B, 9.75%, 6/1/07                                       3,565           3,012,425
Wavetek Corp., Sr. Sub. Notes,
10.125%, 6/15/07                                       3,360           3,712,800
- --------------------------------------------------------------------------------
                                                                  $   13,801,287
- --------------------------------------------------------------------------------
Entertainment -- 1.7%
- --------------------------------------------------------------------------------
Loews Cineplex Entertainment Corp., Sr.
Sub. Notes, 8.875%, 8/1/08                          $  1,000      $      635,000
Marvel Enterprise, Inc.,
12.00%, 6/15/09                                       12,725          10,879,875
Premier Parks, Inc., Sr. Notes,
9.75%, 6/15/07                                         1,625           1,529,531
Regal Cinemas, Inc., Sr. Sub. Notes,
8.875%, 12/15/10                                      10,905           4,089,375
Regal Cinemas, Inc., Sr. Sub. Notes,
9.50%, 6/1/08                                          7,925           3,368,125
- --------------------------------------------------------------------------------
                                                                  $   20,501,906
- --------------------------------------------------------------------------------
Financial Services -- 0.4%
- --------------------------------------------------------------------------------
Willis Corroon Corp., 9.00%, 2/1/09                 $  6,400      $    4,768,000
- --------------------------------------------------------------------------------
                                                                  $    4,768,000
- --------------------------------------------------------------------------------
Foods -- 2.8%
- --------------------------------------------------------------------------------
B & G Foods, Inc., Sub. Notes,
9.625%, 8/1/07                                      $  7,445      $    6,067,675
Del Monte Corp., Sr. Notes,
12.25%, 4/15/07                                        9,979          10,477,950
Del Monte Foods Co., Sr. Disc. Notes,
12.50% (0% until 2002), 12/15/07                       3,515           2,636,250
Luigino's, Inc., Sr. Sub. Notes,
10.00%, 2/1/06                                         3,175           2,651,125
Premier International Foods, Sr. Notes,
12.00%, 9/1/09(1)                                     12,562          11,871,090
- --------------------------------------------------------------------------------
                                                                  $   33,704,090
- --------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

HIGH INCOME PORTFOLIO AS OF MARCH 31, 2000

PORTFOLIO OF INVESTMENTS CONT'D

(EXPRESSED IN UNITED STATES DOLLARS)

                                                 PRINCIPAL
                                                 AMOUNT
SECURITY                                         (000'S OMITTED)  VALUE
- --------------------------------------------------------------------------------
Health Services -- 0.2%
- --------------------------------------------------------------------------------
Lifepoint Hospitals Holding,
10.75%, 5/15/09                                     $  2,820      $    2,834,100
- --------------------------------------------------------------------------------
                                                                  $    2,834,100
- --------------------------------------------------------------------------------
Information Technology Services -- 8.9%
- --------------------------------------------------------------------------------
Covad Communication Group, Sr. Notes,
12.00%, 2/15/10(1)                                  $ 14,375      $   13,153,124
Cybernet Internet Services
International, Inc., Sr. Notes,
14.00%, 7/1/09                                         4,825           3,787,625
Diva Systems Corp., Sr. Notes, 12.625%
(0% until 2003), 3/1/08                                9,000           5,175,000
Equinix, Inc., 13.00%, 12/1/07                         4,500           4,702,500
Exodus Communications, Inc., Sr. Notes,
10.75%, 12/15/09                                       2,938           2,923,310
Exodus Communications, Inc., Sr. Notes,
10.75%, 12/15/09(1)                       EUR          1,156           1,152,167
Exodus Communications, Inc., Sr. Notes,
11.25%, 7/1/08                                         9,835           9,835,000
Globix Corp., Sr. Notes,
12.50%, 2/1/10(1)                                     10,600           9,805,000
IPC Information Systems, Sr. Disc.
Notes, 10.875% (0% until 2001), 5/1/08                 7,000           6,116,250
Northpoint Communication Group, Inc.,
12.875%, 2/15/10(1)                                   14,625          13,089,375
PSINet, Inc., Sr. Notes,
10.50%, 12/1/06(1)                                     1,500           1,440,000
PSINet, Inc., Sr. Notes,
10.50%, 12/1/06(1)                        EUR          2,850           2,758,610
PSINet, Inc., Sr. Notes, 11.00%, 8/1/09                8,200           7,995,000
PSINet, Inc., Sr. Notes, 11.00%, 8/1/09   EUR          3,000           2,903,800
PSINet, Inc., Sr. Notes,
11.50%, 11/1/08                                        6,100           6,130,500
Rhythms NetConnections, Sr. Notes,
14.00%, 2/15/10(1)                                     6,000           5,190,000
Verio, Inc., Sr. Notes,
10.625%, 11/15/09(1)                                   5,500           5,362,500
Verio, Inc., Sr. Notes, 11.25%, 12/1/08                1,000             995,000
Verio, Inc., Sr. Notes, 13.50%, 6/15/04                3,200           3,452,000
- --------------------------------------------------------------------------------
                                                                  $  105,966,761
- --------------------------------------------------------------------------------
Lodging and Gaming -- 5.1%
- --------------------------------------------------------------------------------
HMH Properties, 7.875%, 8/1/08                      $  3,988      $    3,379,830
Hollywood Casino Corp., 11.25%, 5/1/07                 3,350           3,366,750
Hollywood Casino Corp., 12.414%, 5/1/06                6,925           7,167,375
Hollywood Casino Corp., First Mortgage
Bonds, 13.00%, 8/1/06(1)                               8,150           8,679,750
Horseshoe Gaming Holding Corp.,
8.625%, 5/15/09                                           63              57,803
Majestic Star LLC, 10.875%, 7/1/06                     7,000           6,545,000
                                                 PRINCIPAL
                                                 AMOUNT
SECURITY                                         (000'S OMITTED)  VALUE
- --------------------------------------------------------------------------------

Lodging and Gaming (continued)
- --------------------------------------------------------------------------------
Mandalay Resort Group, Sr. Sub. Notes,
9.25%, 12/1/05                                      $  3,250      $    3,103,750
Sun International Hotels,
8.625%, 12/15/07                                       8,500           7,777,500
Sun International Hotels, Sr. Sub.
Notes, 9.00%, 3/15/07                                  6,975           6,312,375
Trump Atlantic City Associates, Inc.,
11.25%, 5/1/06                                         5,437           3,656,383
Waterford Gaming LLC, Sr. Notes,
9.50%, 3/15/10(1)                                     10,252           9,790,660
- --------------------------------------------------------------------------------
                                                                  $   59,837,176
- --------------------------------------------------------------------------------
Manufacturing -- 0.6%
- --------------------------------------------------------------------------------
Roller Bearing Holdings Co., Sr. Disc.
Notes, 13.00% (0% until 2002),
6/15/09(1)                                          $ 12,875      $    6,727,188
- --------------------------------------------------------------------------------
                                                                  $    6,727,188
- --------------------------------------------------------------------------------
Oil and Gas - Equipment and Services -- 1.9%
- --------------------------------------------------------------------------------
DI Industries, Inc., (Grey Wolf, Inc.),
Sr. Notes, 8.875%, 7/1/07                           $  8,524      $    7,756,840
Grant Geophysical, Inc., Sr. Notes,
9.75%, 2/15/08                                         4,000           2,540,000
R&B Falcon Corp., 9.50%, 12/15/08                        840             810,600
R&B Falcon Corp., 10.25%, 5/15/03                      3,250           3,217,500
RBF Finance Co., 11.375%, 3/15/09                      2,900           3,088,500
Universal Compression, Inc., Sr. Disc.
Notes, 9.875% (0% until 2003), 2/15/08                 9,400           5,405,000
- --------------------------------------------------------------------------------
                                                                  $   22,818,440
- --------------------------------------------------------------------------------
Oil and Gas - Exploration and Development -- 0.5%
- --------------------------------------------------------------------------------
Comstock Resources, Inc., 11.25%, 5/1/07            $  5,850      $    5,703,750
- --------------------------------------------------------------------------------
                                                                  $    5,703,750
- --------------------------------------------------------------------------------
Oil and Gas - Exploration and Production -- 2.0%
- --------------------------------------------------------------------------------
Chesapeake Energy Corp., 9.125%, 4/15/06            $  4,000      $    3,560,000
Chesapeake Energy Corp., Sr. Notes,
7.875%, 3/15/04                                        1,320           1,181,400
Chesapeake Energy Corp., Sr. Notes,
8.50%, 3/15/12                                         8,480           6,911,200
Energy Corp. of America, Sr. Sub. Notes,
9.50%, 5/15/07                                         2,340           1,696,500
Gothic Production Corp.,
11.125%, 5/1/05                                        6,500           5,557,500
Plains Resources, Inc., Sr. Sub. Notes,
10.25%, 3/15/06                                          750             723,750

                       SEE NOTES TO FINANCIAL STATEMENTS

HIGH INCOME PORTFOLIO AS OF MARCH 31, 2000

PORTFOLIO OF INVESTMENTS CONT'D

(EXPRESSED IN UNITED STATES DOLLARS)

                                                 PRINCIPAL
                                                 AMOUNT
SECURITY                                         (000'S OMITTED)  VALUE
- --------------------------------------------------------------------------------

Oil and Gas - Exploration and Production (continued)
- --------------------------------------------------------------------------------
Plains Resources, Inc., Sr. Sub. Notes,
10.25%, 3/15/06(1)                                  $  3,750      $    3,618,750
- --------------------------------------------------------------------------------
                                                                  $   23,249,100
- --------------------------------------------------------------------------------
Oil and Gas - Refining -- 0.1%
- --------------------------------------------------------------------------------
Western Gas Resources, 10.00%, 6/15/09              $  1,050      $    1,065,750
- --------------------------------------------------------------------------------
                                                                  $    1,065,750
- --------------------------------------------------------------------------------
Packaging -- 0.5%
- --------------------------------------------------------------------------------
Clondalkin Industries, Sr. Notes,
10.625%, 1/15/10(1)                       EUR            375      $      368,366
IFCO Systems NV, Sr. Sub. Notes,
10.625%, 3/15/10(1)                       EUR          3,022           2,983,018
Kappa Beheer BV, 10.625%, 7/15/09         EUR          2,500           2,560,591
- --------------------------------------------------------------------------------
                                                                  $    5,911,975
- --------------------------------------------------------------------------------
Paper and Forest Products -- 0.3%
- --------------------------------------------------------------------------------
Indah Kiat Finance Mauritius, Sr. Unsec.
Notes, 10.00%, 7/1/07                               $  3,400      $    2,380,000
Pindo Deli Finance Mauritius, Ltd.,
Guaranteed Sr. Notes, 10.75%, 10/1/07                  2,400           1,722,000
- --------------------------------------------------------------------------------
                                                                  $    4,102,000
- --------------------------------------------------------------------------------
Printing and Business Products -- 1.7%
- --------------------------------------------------------------------------------
MDC Communications Corp., Sr. Sub.
Notes, 10.50%, 12/1/06                              $ 15,600      $   14,976,000
Merrill Corp., 12.00%, 5/1/09(1)                       5,250           5,066,250
- --------------------------------------------------------------------------------
                                                                  $   20,042,250
- --------------------------------------------------------------------------------
Publishing -- 0.6%
- --------------------------------------------------------------------------------
American Lawyer Media Corp., Sr. Disc.
Notes, 12.25% (0% to 2002), 12/15/08                $  2,920      $    1,876,100
Von Hoffman Press, Inc., Sr. Sub. Notes,
10.875%, 5/15/07(1)                                    5,095           4,814,775
- --------------------------------------------------------------------------------
                                                                  $    6,690,875
- --------------------------------------------------------------------------------
Restaurants -- 0.8%
- --------------------------------------------------------------------------------
AFC Enterprises, Inc., Sr. Sub Notes,
10.25%, 5/15/07                                     $  9,600      $    9,360,000
- --------------------------------------------------------------------------------
                                                                  $    9,360,000
- --------------------------------------------------------------------------------
                                                 PRINCIPAL
                                                 AMOUNT
SECURITY                                         (000'S OMITTED)  VALUE
- --------------------------------------------------------------------------------
Retail - Food and Drug -- 1.5%
- --------------------------------------------------------------------------------
Pantry, Inc., Sr. Sub. Notes,
10.25%, 10/15/07                                    $ 13,105      $   11,597,925
Pathmark Stores, Inc., Sr. Sub. Notes,
9.625%, 5/1/03                                         9,000           6,525,000
- --------------------------------------------------------------------------------
                                                                  $   18,122,925
- --------------------------------------------------------------------------------
Retail - General -- 2.2%
- --------------------------------------------------------------------------------
Advance Holding Corp., Sr. Debs.,
12.875% (0% until 2003), 4/15/09                    $  4,000      $    1,985,000
Advance Stores Co., Inc., Sr. Sub.
Notes, 10.25%, 4/15/08                                 8,400           6,678,000
Ames Department Stores, Sr. Notes,
10.00%, 4/15/06                                        6,400           6,016,000
Kindercare Learning Ctrs., Inc., Sr.
Sub. Notes, 9.50%, 2/15/09                             7,900           7,228,500
Tuesday Morning Corp., Sr. Sub. Notes,
11.00%, 12/15/07                                       4,057           4,036,715
- --------------------------------------------------------------------------------
                                                                  $   25,944,215
- --------------------------------------------------------------------------------
Semiconductors -- 1.8%
- --------------------------------------------------------------------------------
Amkor Technologies, Inc., Sr. Notes,
9.25%, 5/1/06                                       $  1,600      $    1,552,000
Asat Finance LLC, 12.50%, 11/1/06(1)                   2,350           2,479,250
Asat Finance LLC, 12.50%, 11/1/06(1)                   6,350           7,588,250
Intersil Corp., 13.25%, 8/15/09                          815             929,100
SCG Holding Corp., 12.00%, 8/1/09                      8,250           8,868,750
- --------------------------------------------------------------------------------
                                                                  $   21,417,350
- --------------------------------------------------------------------------------
Transportation -- 1.3%
- --------------------------------------------------------------------------------
Budget Group, Inc., Sr. Notes,
9.125%, 4/1/06                                      $  7,760      $    6,246,800
MTL, Inc., Variable rate, 6/15/06                      1,600           1,336,000
Pacer International, Inc.,
11.75%, 6/1/07                                         7,544           7,506,280
- --------------------------------------------------------------------------------
                                                                  $   15,089,080
- --------------------------------------------------------------------------------
Waste Management -- 0.4%
- --------------------------------------------------------------------------------
Stericycle, Inc., 12.375%, 11/15/09                 $  4,400      $    4,532,000
- --------------------------------------------------------------------------------
                                                                  $    4,532,000
- --------------------------------------------------------------------------------
Wireless Communication Services -- 7.3%
- --------------------------------------------------------------------------------
Airgate PCS, Inc., 13.50% (0% until
2004), 10/1/09                                      $  2,000      $    1,110,000

                       SEE NOTES TO FINANCIAL STATEMENTS

HIGH INCOME PORTFOLIO AS OF MARCH 31, 2000

PORTFOLIO OF INVESTMENTS CONT'D

(EXPRESSED IN UNITED STATES DOLLARS)

                                                 PRINCIPAL
                                                 AMOUNT
SECURITY                                         (000'S OMITTED)  VALUE
- --------------------------------------------------------------------------------

Wireless Communication Services (continued)
- --------------------------------------------------------------------------------
Alamosa PCS Holdings, Inc., 12.875% (0%
until 2005), 2/15/10                                $ 11,625      $    5,696,250
Clearnet Communications, Inc.,
10.125%, 7/7/07(1)                                     4,500           4,500,000
Dolphin Telecom PLC, Sr. Disc. Notes,
14.00% (0% until 2004), 5/15/09                       13,375           5,015,625
Leap Wireless, 12.50%, 4/15/10(1)                      7,500           7,537,500
Nextel Communications, Inc., Sr. Disc.
Notes, 10.65% (0% until 2002), 9/15/07                 4,540           3,325,550
Nextel Communications, Inc., Sr. Notes,
9.375%, 11/15/09                                      15,285          14,138,625
Nextel International, Inc., Sr. Disc.
Notes, 12.125% (0% until 2003), 4/15/08                2,250           1,400,625
Nextel Partners, Inc., Sr. Notes,
11.00%, 3/15/10(1)                                     7,925           7,707,063
PTC International Finance II SA,
11.25%, 12/1/09(1)                                     1,875           1,912,500
PTC International Finance II SA,
11.25%, 12/1/09(1)                        EUR          3,375           3,426,093
TeleCorp PCS, Inc., 8.50%, 10/15/09                    6,500           5,070,000
Teligent, Inc., Sr. Notes,
11.50%, 12/1/07                                       11,750          10,633,750
US Unwired, Inc., Sr. Disc. Notes,
13.375% (0% until 2004), 11/1/09(1)                    4,400           2,365,000
Winstar Communications, Inc., Sr. Disc.
Notes, 14.00% (0% until 2000), 10/15/05               12,150          12,453,750
- --------------------------------------------------------------------------------
                                                                  $   86,292,331
- --------------------------------------------------------------------------------
Wireline Communication Services -
International -- 12.9%
- --------------------------------------------------------------------------------
Call-Net Enterprises, Inc., Sr. Notes,
8.00%, 8/15/08                                      $  4,000      $    2,820,000
Call-Net Enterprises, Inc., Sr. Notes,
9.375%, 5/15/09                                        1,062             801,810
Carrier1 International SA, Sr. Notes,
13.25%, 2/15/09                                       16,375          17,070,942
Completel Europe NV, 14.00% (0% until
2004), 2/15/09                                         7,840           3,959,200
Esat Telecom Group PLC, Sr. Notes,
11.875%, 12/1/08                                       2,200           2,574,000
Esat Telecom Group PLC, Sr. Notes,
12.50% (0% until 2002), 2/1/07                         1,440           1,303,200
Esprit Telecom Group PLC, Sr. Notes,
10.875%, 6/15/08                                       8,825           7,898,375
Esprit Telecom Group PLC, Sr. Notes,
11.50%, 12/15/07                                      12,600          11,529,000
                                                 PRINCIPAL
                                                 AMOUNT
SECURITY                                         (000'S OMITTED)  VALUE
- --------------------------------------------------------------------------------

Wireline Communication Services -
International (continued)
- --------------------------------------------------------------------------------
Flag Telecom Holdings Ltd., Sr. Notes,
11.625%, 3/30/10(1)                       EUR       $  5,895      $    5,479,989
Global Crossing Holding Ltd., Sr. Notes,
9.125%, 11/15/06(1)                                   10,500          10,027,500
Global TeleSystems Group, Inc.,
11.00%, 12/1/09                           EUR          3,750           3,439,185
Globenet Communication Group Ltd., Sr.
Notes, 13.00%, 7/15/07                                 6,625           6,558,750
GT Group Telecom, 13.25% (0% until
2005), 2/1/10(1)                                      13,900           7,714,500
Jazztel PLC, 14.00%, 4/1/09                            2,000           2,050,000
Jazztel PLC, Sr. Notes,
13.25%, 12/15/09(1)                       EUR          5,813           5,765,870
Level 3 Communications, Inc., Sr. Disc.
Notes, 12.875% (0% until 2005),
3/15/10(1)                                             2,250           1,130,625
Level 3 Communications, Inc., Sr. Notes,
10.75%, 3/15/08(1)                        EUR          7,000           6,514,046
Primus Telecom Group, Sr. Notes,
11.25%, 1/15/09                                        3,750           3,543,750
Primus Telecom Group, Sr. Notes,
11.75%, 8/1/04                                         4,600           4,393,000
RSL Communications PLC, Guaranteed Sr.
Notes, 10.50%, 11/15/08                                2,000           1,700,000
RSL Communications PLC, Sr. Notes,
12.25%, 11/15/06                                       4,190           4,148,100
Tele1 Europe BV, Sr. Notes,
11.875%, 12/1/09(1)                       EUR          7,406           7,310,466
Tele1 Europe BV, Sr. Notes,
13.00%, 5/15/09                                        3,050           3,141,500
Versatel Telecom BV, Sr. Notes,
11.875%, 7/15/09                                       2,045           2,039,888
Versatel Telecom BV, Sr. Notes,
13.25%, 5/15/08                                        9,010           9,392,925
Versatel Telecom BV, Sr. Notes,
13.25%, 5/15/08                                        6,160           6,421,800
Viatel, Inc., Sr. Disc. Notes, 12.50%
(0% until 2003), 4/15/08                               6,415           3,544,288
Viatel, Inc., Sr. Notes,
11.25%, 4/15/08                                        1,805           1,669,625
Viatel, Inc., Sr. Notes,
11.50%, 3/15/09                                        9,550           8,977,000
- --------------------------------------------------------------------------------
                                                                  $  152,919,334
- --------------------------------------------------------------------------------
Wireline Communication Services -
North America -- 5.1%
- --------------------------------------------------------------------------------
Allegiance Telecom, Inc., Sr. Notes,
12.875%, 5/15/08                                    $ 10,755      $   11,830,500
Focal Communications Corp., Sr. Notes,
11.875%, 1/15/10(1)                                    3,275           3,291,375

                       SEE NOTES TO FINANCIAL STATEMENTS

HIGH INCOME PORTFOLIO AS OF MARCH 31, 2000

PORTFOLIO OF INVESTMENTS CONT'D

(EXPRESSED IN UNITED STATES DOLLARS)

                                                 PRINCIPAL
                                                 AMOUNT
SECURITY                                         (000'S OMITTED)  VALUE
- --------------------------------------------------------------------------------
Wireline Communication Services -
North America (continued)
- --------------------------------------------------------------------------------
GST Equipment Funding, Sr. Notes,
13.25%, 5/1/07                                      $  4,125      $    2,887,500
GST Telecommunications, Sr. Sub. Notes,
12.75%, 11/15/07                                       3,700           3,089,500
ICG Holdings, Inc., 12.50% (0% until
2001), 5/1/06                                          6,325           5,170,688
Intermedia Communications, Inc., Sr.
Disc. Notes, 12.25% (0% until 2004),
3/1/09                                                 6,750           4,083,750
MGC Communications, Inc., Sr. Notes,
13.00%, 4/1/10(1)                                     10,550          10,233,500
Nextlink Communications, Inc., Sr. Disc.
Notes, 12.125% (0% until 2004),
12/1/09(1)                                            16,900           8,957,000
Nextlink Communications, Inc., Sr.
Notes, 12.50%, 4/15/06                                 6,720           6,955,200
Nextlink Communications, Sr. Notes,
10.50%, 12/1/09(1)                                       250             238,125
World Access, Inc., Sr. Notes,
13.25%, 1/15/08                                        3,845           3,364,375
- --------------------------------------------------------------------------------
                                                                  $   60,101,513
- --------------------------------------------------------------------------------
Total Corporate Bonds & Notes
   (identified cost, $1,064,263,641)                              $  977,174,288
- --------------------------------------------------------------------------------

COMMON STOCKS, WARRANTS AND RIGHTS -- 2.8%

SECURITY                                         SHARES           VALUE
- --------------------------------------------------------------------------------
Broadcasting and Cable -- 0.1%
- --------------------------------------------------------------------------------
Ono Finance PLC, Warrants(2)(3)                       10,870      $            0
Ono Finance PLC, Warrants(2)(3)                        3,800                   0
Pegasus Communications Corp., Common                  10,919           1,535,823
UIH Australia/Pacific, Inc.,
Warrants(2)(3)                                         3,600      $      115,200
- --------------------------------------------------------------------------------
                                                                  $    1,651,023
- --------------------------------------------------------------------------------
Chemicals -- 0.0%
- --------------------------------------------------------------------------------
Sterling Chemicals Holdings, Inc.,
Common(2)                                              9,600      $       53,991
- --------------------------------------------------------------------------------
                                                                  $       53,991
- --------------------------------------------------------------------------------
Consumer Products -- 0.0%
- --------------------------------------------------------------------------------
HF Holdings, Inc., Warrants(2)(3)                     13,600      $            0
- --------------------------------------------------------------------------------
                                                                  $            0
- --------------------------------------------------------------------------------
SECURITY                                         SHARES           VALUE
- --------------------------------------------------------------------------------
Electronic Equipment -- 0.0%
- --------------------------------------------------------------------------------
Jordan Telecommunications, Deferred
Contingent Cash Rights(2)(3)                           2,500      $            0
- --------------------------------------------------------------------------------
                                                                  $            0
- --------------------------------------------------------------------------------
Information Technology Services -- 0.0%
- --------------------------------------------------------------------------------
Cybernet Internet Services
International, Inc., Warrants(2)(3)                    4,825      $       57,900
Diva Systems Corp., Warrants(2)(3)                    27,000                   0
Verio, Inc., Common(2)                                 9,134             411,601
- --------------------------------------------------------------------------------
                                                                  $      469,501
- --------------------------------------------------------------------------------
Lodging and Gaming -- 0.0%
- --------------------------------------------------------------------------------
Peninsula Gaming LLC, Warrants(2)(3)                  25,351      $      152,107
- --------------------------------------------------------------------------------
                                                                  $      152,107
- --------------------------------------------------------------------------------
Oil and Gas - Equipment and Services -- 0.2%
- --------------------------------------------------------------------------------
Key Energy Services, Inc.,
Warrants(2)(3)                                         1,900      $      171,000
R&B Falcon Corp., Warrants(2)                          5,400           1,728,000
- --------------------------------------------------------------------------------
                                                                  $    1,899,000
- --------------------------------------------------------------------------------
Semiconductors -- 0.1%
- --------------------------------------------------------------------------------
Intersil Corp., Warrants(2)(3)(4)                      1,250      $      717,151
- --------------------------------------------------------------------------------
                                                                  $      717,151
- --------------------------------------------------------------------------------
Wireline Communication Services -
International -- 2.2%
- --------------------------------------------------------------------------------
Carrier1 International SA,
Warrants(2)(3)(4)                                     16,375      $    8,339,607
Completel Europe NV, Warrants(2)(3)                   78,400           5,488,000
Esat Telecom Group PLC, Common                        16,552             712,925
Jazztel PLC, Warrants(3)(4)                           10,000           2,479,930
Primus Telecom Group, Warrants, Exp.
8/1/04(2)(3)                                           4,600             325,993
Tele1 Europe Holding AB-ADR, Common                   56,270           1,076,164
Versatel Telecom BV, Warrants(2)(3)(4)                14,000           7,962,533
- --------------------------------------------------------------------------------
                                                                  $   26,385,152
- --------------------------------------------------------------------------------
Wireline Communication Services -
North America -- 0.2%
- --------------------------------------------------------------------------------
MGC Communications, Inc., Warrants, Exp.
10/1/04(2)(4)                                          5,680      $    1,900,653

                       SEE NOTES TO FINANCIAL STATEMENTS

HIGH INCOME PORTFOLIO AS OF MARCH 31, 2000

PORTFOLIO OF INVESTMENTS CONT'D

(EXPRESSED IN UNITED STATES DOLLARS)

SECURITY                                         SHARES           VALUE
- --------------------------------------------------------------------------------

Wireline Communication Services -
North America (continued)
- --------------------------------------------------------------------------------
World Access, Inc., Common                          $ 11,579      $      221,448
- --------------------------------------------------------------------------------
                                                                  $    2,122,101
- --------------------------------------------------------------------------------
Total Common Stocks, Warrants and Rights
   (identified cost, $3,405,998)                                  $   33,450,026
- --------------------------------------------------------------------------------

PREFERRED STOCKS -- 8.9%

SECURITY                                         SHARES           VALUE
- --------------------------------------------------------------------------------
Apparel -- 0.0%
- --------------------------------------------------------------------------------
Cluett American Corp., 12.50%                            337      $        6,730
- --------------------------------------------------------------------------------
                                                                  $        6,730
- --------------------------------------------------------------------------------
Broadcasting and Cable -- 3.1%
- --------------------------------------------------------------------------------
Adelphia Communications Corp., 13%                    48,000      $    5,136,000
CSC Holdings, Inc., Series M, 11.125%
(PIK)                                                137,790          14,605,740
Granite Broadcasting Corp., 12.75% (PIK)               7,125           7,125,000
Pegasus Communications Corp., 12.75%
(PIK)                                                  9,737          10,321,220
- --------------------------------------------------------------------------------
                                                                  $   37,187,960
- --------------------------------------------------------------------------------
Business Services - Rental & Leasing -- 0.8%
- --------------------------------------------------------------------------------
Crown Castle International Corp., 12.75%
(PIK)                                                  9,358      $    9,358,000
- --------------------------------------------------------------------------------
                                                                  $    9,358,000
- --------------------------------------------------------------------------------
Machinery -- 0.0%
- --------------------------------------------------------------------------------
MMH Holdings, Inc., 12% (PIK)                          1,940      $       19,400
- --------------------------------------------------------------------------------
                                                                  $       19,400
- --------------------------------------------------------------------------------
Oil and Gas - Equipment and Services -- 0.9%
- --------------------------------------------------------------------------------
R&B Falcon Corp., 13.875% (PIK)                        9,881      $   10,869,100
- --------------------------------------------------------------------------------
                                                                  $   10,869,100
- --------------------------------------------------------------------------------
Wireless Communication Services -- 1.7%
- --------------------------------------------------------------------------------
Dobson Communications Corp., 12.25%
(PIK)                                                  1,839      $    1,820,610
Nextel Communications, Inc., 11.125%
(PIK)                                                  5,982           5,742,720
Rural Cellular Corp., 11.375% (PIK)                    7,264           7,336,640
Rural Cellular Corp., 12.25%                           4,800           4,800,000
- --------------------------------------------------------------------------------
                                                                  $   19,699,970
- --------------------------------------------------------------------------------
SECURITY                                         SHARES           VALUE
- --------------------------------------------------------------------------------
Wireline Communication Services -
International -- 1.0%
- --------------------------------------------------------------------------------
Global Crossing Holding Ltd., 10.5%
(PIK)                                                 11,700      $   11,700,000
- --------------------------------------------------------------------------------
                                                                  $   11,700,000
- --------------------------------------------------------------------------------
Wireline Communication Services -
North America -- 1.4%
- --------------------------------------------------------------------------------
Intermedia Communications, Inc., 7%                  135,000      $    6,480,000
IXC Communications, Inc., Series B,
12.5%                                                  9,547          10,119,820
Nextlink Communications, Inc., 14% (PIK)                 868              45,136
- --------------------------------------------------------------------------------
                                                                  $   16,644,956
- --------------------------------------------------------------------------------
Total Preferred Stocks
   (identified cost, $104,258,666)                                $  105,486,116
- --------------------------------------------------------------------------------

COMMERCIAL PAPER -- 3.2%

                                                 PRINCIPAL
                                                 AMOUNT
SECURITY                                         (000'S OMITTED)  VALUE
- --------------------------------------------------------------------------------
CIT Group Holdings, Inc., 6.28%, 4/3/00             $ 13,217      $   13,212,389
Prudential Funding Corp., 5.91%, 4/4/00               25,000          24,987,687
- --------------------------------------------------------------------------------
Total Commercial Paper
   (at amortized cost, $38,200,075)                               $   38,200,076
- --------------------------------------------------------------------------------
Total Investments -- 97.4%
   (identified cost, $1,210,128,380)                              $1,154,310,506
- --------------------------------------------------------------------------------
Other Assets, Less Liabilities -- 2.6%                            $   30,687,429
- --------------------------------------------------------------------------------
Net Assets -- 100.0%                                              $1,184,997,935
- --------------------------------------------------------------------------------

 (PIK) - Payment in kind.

 EUR - Euro Dollar

 GBP - British Pound
 (1) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
 (2)  Non-income producing security.
 (3)  Restricted security.
 (4) Security valued at fair value using methods determined in good faith by or at the direction of the Trustees.

                       SEE NOTES TO FINANCIAL STATEMENTS

HIGH INCOME PORTFOLIO AS OF MARCH 31, 2000

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

AS OF MARCH 31, 2000
(EXPRESSED IN UNITED STATES DOLLARS)
Assets
- --------------------------------------------------------
Investments, at value (identified cost,
   $1,210,128,380)                        $1,154,310,506
Cash                                               6,958
Foreign currency, at value (identified
   cost, $1,174,207)                           1,105,349
Receivable for investments sold               12,161,356
Interest receivable                           27,393,984
Receivable for open forward foreign
   currency contracts                          2,591,729
- --------------------------------------------------------
TOTAL ASSETS                              $1,197,569,882
- --------------------------------------------------------
Liabilities
- --------------------------------------------------------
Payable for investments purchased         $   12,497,495
Accrued expenses                                  74,452
- --------------------------------------------------------
TOTAL LIABILITIES                         $   12,571,947
- --------------------------------------------------------
NET ASSETS APPLICABLE TO INVESTORS'
   INTEREST IN PORTFOLIO                  $1,184,997,935
- --------------------------------------------------------
Sources of Net Assets
- --------------------------------------------------------
Net proceeds from capital contributions
   and withdrawals                        $1,238,453,366
Net unrealized depreciation (computed on
   the basis of identified cost)             (53,455,431)
- --------------------------------------------------------
TOTAL                                     $1,184,997,935
- --------------------------------------------------------

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED
MARCH 31, 2000
(EXPRESSED IN UNITED STATES DOLLARS)
Investment Income
- ------------------------------------------------------
Interest                                  $111,585,707
Dividends                                   11,271,175
Miscellaneous                                1,579,587
- ------------------------------------------------------
TOTAL INVESTMENT INCOME                   $124,436,469
- ------------------------------------------------------

Expenses
- ------------------------------------------------------
Investment adviser fee                    $  6,676,593
Trustees fees and expenses                      32,571
Custodian fee                                  315,994
Legal and accounting services                  125,602
Amortization of organization expenses              736
Miscellaneous                                   10,884
- ------------------------------------------------------
TOTAL EXPENSES                            $  7,162,380
- ------------------------------------------------------

NET INVESTMENT INCOME                     $117,274,089
- ------------------------------------------------------

Realized and Unrealized Gain (Loss)
- ------------------------------------------------------
Net realized gain (loss) --
   Investment transactions (identified
      cost basis)                         $  9,220,755
   Foreign currency and forward foreign
      currency exchange
      contract transactions                  5,668,832
- ------------------------------------------------------
NET REALIZED GAIN                         $ 14,889,587
- ------------------------------------------------------
Change in unrealized appreciation
   (depreciation) --
   Investments (identified cost basis)    $(53,816,671)
   Foreign currency and forward foreign
      currency exchange contracts            2,362,443
- ------------------------------------------------------
NET CHANGE IN UNREALIZED APPRECIATION
   (DEPRECIATION)                         $(51,454,228)
- ------------------------------------------------------

NET REALIZED AND UNREALIZED LOSS          $(36,564,641)
- ------------------------------------------------------

NET INCREASE IN NET ASSETS FROM
   OPERATIONS                             $ 80,709,448
- ------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

HIGH INCOME PORTFOLIO AS OF MARCH 31, 2000

FINANCIAL STATEMENTS CONT'D

STATEMENTS OF CHANGES IN NET ASSETS

(EXPRESSED IN UNITED STATES DOLLARS)

INCREASE (DECREASE)                       YEAR ENDED      YEAR ENDED
IN NET ASSETS                             MARCH 31, 2000  MARCH 31, 1999
- ------------------------------------------------------------------------
From operations --
   Net investment income                  $  117,274,089  $   99,349,959
   Net realized gain (loss)                   14,889,587     (13,513,235)
   Net change in unrealized
      appreciation (depreciation)            (51,454,228)    (53,977,702)
- ------------------------------------------------------------------------
NET INCREASE IN NET ASSETS FROM
   OPERATIONS                             $   80,709,448  $   31,859,022
- ------------------------------------------------------------------------
Capital transactions --
   Contributions                          $  465,123,511  $  376,878,683
   Withdrawals                              (400,057,623)   (330,015,816)
- ------------------------------------------------------------------------
NET INCREASE IN NET ASSETS FROM
   CAPITAL TRANSACTIONS                   $   65,065,888  $   46,862,867
- ------------------------------------------------------------------------

NET INCREASE IN NET ASSETS                $  145,775,336  $   78,721,889
- ------------------------------------------------------------------------

Net Assets
- ------------------------------------------------------------------------
At beginning of year                      $1,039,222,599  $  960,500,710
- ------------------------------------------------------------------------
AT END OF YEAR                            $1,184,997,935  $1,039,222,599
- ------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

HIGH INCOME PORTFOLIO AS OF MARCH 31, 2000

FINANCIAL STATEMENTS CONT'D

SUPPLEMENTARY DATA

                                                       YEAR ENDED MARCH 31,
                                  ---------------------------------------------------------------
                                     2000          1999         1998         1997         1996
- -------------------------------------------------------------------------------------------------
Ratios/Supplemental Data
- -------------------------------------------------------------------------------------------------
Ratios (As a percentage of
   average daily net assets):
   Expenses                           0.64%         0.65%         0.63%        0.67%        0.71%
   Net investment income             10.54%        10.23%         9.63%       10.02%       10.41%
   Portfolio Turnover                  113%          150%          137%          78%          88%
- -------------------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (000'S
   OMITTED)                       $1,184,998    $1,039,223    $960,501     $706,711     $511,347
- -------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

HIGH INCOME PORTFOLIO AS OF MARCH 31, 2000

NOTES TO FINANCIAL STATEMENTS

(EXPRESSED IN UNITED STATES DOLLARS)

1 Significant Accounting Policies
- -------------------------------------------
   High Income Portfolio (the Portfolio) is registered under the Investment Company Act of 1940 as a diversified open-end management investment company which was organized as a trust under the laws of the State of New York on May 1, 1992. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America.

 A Investment Valuations -- Investments listed on securities exchanges or in the NASDAQ National Market are valued at closing sale prices. Listed or unlisted investments for which closing sale prices are not available are valued at the mean between the latest bid and asked prices. Fixed income investments (other than short-term obligations), including listed investments and investments for which price quotations are available, will normally be valued on the basis of market valuations furnished by a pricing service. Financial futures contracts listed on commodity exchanges are valued at closing settlement prices. Short-term obligations, maturing in sixty days or less, are valued at amortized cost, which approximates value. Investments for which there are no quotations or valuations are valued at fair value using methods determined in good faith by or at the direction of the Trustees.

 B Income -- Interest income is determined on the basis of interest accrued, adjusted for amortization of premium or discount when required for federal income tax purposes. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities.

 C Income Taxes -- The Portfolio has elected to be treated as a partnership for United States Federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes. Since some of the Portfolio's investors are regulated investment companies that invest all or substantially all of their assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate at least annually among its investors each investor's distributive share of the Portfolio's net taxable investment income, net realized capital gains, and any other items of income, gain, loss, deduction or credit.

 D Deferred Organization Expenses -- Costs incurred by the Portfolio in connection with its organization were amortized on the straight-line basis over five years and are fully amortized at March 31, 2000

 E Financial Futures Contracts -- Upon the entering of a financial futures contract, the Portfolio is required to deposit (initial margin) either in cash or securities an amount equal to a certain percentage of the purchase price indicated in the financial futures contract. Subsequent payments are made or received by the Portfolio (margin maintenance) each day, dependent on the daily fluctuations in the value of the underlying security, and are recorded for book purposes as unrealized gains or losses by the Portfolio. The Portfolio's investment in financial futures contracts is designed only to hedge against anticipated future changes in interest rates. Should interest rates move unexpectedly, the Portfolio may not achieve the anticipated benefits of the financial futures contracts and may realize a loss.

 F Foreign Currency Translation -- Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

 G Forward Foreign Currency Exchange Contracts -- The Portfolio may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from movements in the value of a foreign currency relative to the U.S. dollar. The Portfolio will enter into forward contracts for hedging purposes as well as non-hedging purposes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any

HIGH INCOME PORTFOLIO AS OF MARCH 31, 2000

NOTES TO FINANCIAL STATEMENTS CONT'D

(EXPRESSED IN UNITED STATES DOLLARS)

   gains or losses are recorded for financial statement purposes as unrealized until such time as the contracts have been closed.

 H Use of Estimates -- The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amount of revenue and expense during the reporting period. Actual results could differ from those estimated.

 I Other -- Investment transactions are accounted for on a trade date basis.
   Realized gains and losses are computed based on the specific identification of the securities sold.

2 Investment Adviser Fee and Other Transactions with Affiliates
- -------------------------------------------
   The investment adviser fee is earned by Boston Management and Research (BMR), a wholly-owned subsidiary of Eaton Vance Management (EVM), as compensation for management and investment advisory services rendered to the Portfolio. The fee is based upon a percentage of average daily net assets plus a percentage of gross income (i.e., income other than gains from the sale of securities). For the year ended March 31, 2000, the fee was equivalent to 0.60% of the Portfolio's average daily net assets and amounted to $6,676,593. Except as to Trustees of the Portfolio who are not members of EVM's or BMR's organization, officers and Trustees receive remuneration for their services to the Portfolio out of such investment adviser fee. Certain officers and Trustees of the Portfolio are officers of the above organizations. Trustees of the Portfolio that are not affiliated with the Investment Adviser may elect to defer receipt of all or a portion of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended March 31, 2000, no significant amounts have been deferred.

3 Investments
- -------------------------------------------
   The Portfolio invests primarily in debt securities. The ability of the issuers of the debt securities held by the Portfolio to meet their obligations may be affected by economic developments in a specific industry. Purchases and sales of investments, other than U.S. Government securities and short-term obligations, aggregated $1,342,179,050 and $1,190,195,622, respectively, for the year ended
   March 31, 2000.

4 Line of Credit
- -------------------------------------------
   The Portfolio participates with other portfolios and funds managed by BMR and EVM and its affiliates in a $150 million unsecured line of credit agreement with a group of banks. Borrowings will be made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to each participating portfolio or fund based on its borrowings at an amount above either the Eurodollar rate or federal funds rate. In addition, a fee computed at an annual rate of 0.10% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. The Portfolio did not have any significant borrowings or allocated fees during the year ended March 31, 2000.

5 Financial Instruments
- -------------------------------------------
   The Portfolio regularly trades in financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to various market risks. These financial instruments include written options, forward foreign currency contracts and financial futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Portfolio has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. A summary of obligations under these financial instruments at March 31, 2000 is as follows:

   FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

                                      SALES
    -------------------------------------------------------------------------
    SETTLEMENT                               IN EXCHANGE FOR   NET UNREALIZED
    DATE(S)       DELIVER                   (IN U.S. DOLLARS)   APPRECIATION
    -------------------------------------------------------------------------
    4/17/00 -     British Pound Sterling
    5/22/00       11,831,425                    19,320,911          442,324
    4/17/00 -     Euro Dollar
    6/19/00       75,928,930                    75,149,088        2,192,421
    -------------------------------------------------------------------------
                                               $94,469,999       $2,634,745
    -------------------------------------------------------------------------

HIGH INCOME PORTFOLIO AS OF MARCH 31, 2000

NOTES TO FINANCIAL STATEMENTS CONT'D

(EXPRESSED IN UNITED STATES DOLLARS)

                                    PURCHASES
    -------------------------------------------------------------------------
    SETTLEMENT                                   DELIVER       NET UNREALIZED
    DATE(S)       IN EXCHANGE FOR           (IN U.S. DOLLARS)   DEPRECIATION
    -------------------------------------------------------------------------
    4/17/00       British Pound Sterling
                  5,646,781                      9,043,212          (33,522)
    4/17/00       Euro Dollar
                  4,301,833                      4,136,922           (9,494)
    -------------------------------------------------------------------------
                                               $13,180,134       $  (43,016)
    -------------------------------------------------------------------------

6 Federal Income Tax Basis of Investments
- -------------------------------------------
   The cost and unrealized appreciation (depreciation) in value of the investments owned at March 31, 2000 as computed on a federal income tax basis, were as follows:

    AGGREGATE COST                            $1,210,555,535
    --------------------------------------------------------
    Gross unrealized appreciation             $   47,379,868
    Gross unrealized depreciation               (103,698,771)
    --------------------------------------------------------
    NET UNREALIZED DEPRECIATION               $  (56,318,903)
    --------------------------------------------------------

7 Restricted Securities
- -------------------------------------------
   At March 31, 2000, the Portfolio owned the following securities (representing 2.18% of net assets) which were restricted as to public resale and not registered under the Securities Act of 1933 (excluding Rule 144A securities). The Portfolio has various registration rights (exercisable under a variety of circumstances) with respect to these securities. The fair value of these securities is determined based on valuations provided by brokers when available, or if not available, they are valued at fair value using methods determined in good faith by or at the direction of the Trustees.

                          DATE OF
    DESCRIPTION           ACQUISITION   SHARES/FACE  COST        FAIR VALUE
    ------------------------------------------------------------------------
    COMMON STOCKS, WARRANTS AND RIGHTS
    ------------------------------------------------------------------------
    Carrier1              9/09/99 -          16,375  $1,593,750  $ 8,339,607
     International SA,    2/25/00
     Warrants
    Completel Europe NV,  10/19/99           78,400           0    5,488,000
     Warrants
    Cybernet Internet     10/20/99 -          4,825     195,000       57,900
     Services             10/28/99
     International,
     Inc., Warrants
    Diva Systems Corp.,   12/30/98 -         27,000          90            0
     Warrants             9/21/99
    HF Holdings, Inc.,    9/24/97 -          13,600     730,314            0
     Warrants             8/04/98
    Intersil Corp.,       12/10/99            1,250           0      717,151
     Warrants
    Jazztel PLC,          5/19/99            10,000           0    2,479,930
     Warrants
    Jordan                3/22/00             2,500           0            0
     Telecommunications,
     Deferred Contingent
     Cash Rights
    Key Energy Services,  7/22/99             1,900      28,500      171,000
     Inc., Warrants
    Ono Finance PLC,      10/12/99 -         14,670           0            0
     Warrants             11/5/99
    Peninsula Gaming      7/08/99            25,351           0      152,107
     LLC, Warrants
    Primus Telecom        10/31/97            4,600           0      325,993
     Group, Warrants,
     Exp. 8/1/04
    UIH                   3/05/98             3,600           0      115,200
     Australia/Pacific,
     Inc., Warrants
    Versatel Telecom BV,  8/11/98 -          14,000           0    7,962,533
     Warrants             1/29/99
    ------------------------------------------------------------------------
                                                     $2,547,654  $25,809,421
    ------------------------------------------------------------------------

HIGH INCOME PORTFOLIO AS OF MARCH 31, 2000

INDEPENDENT AUDITORS' REPORT

TO THE TRUSTEES AND INVESTORS
OF HIGH INCOME PORTFOLIO:
- ---------------------------------------------

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of High Income Portfolio (the Portfolio) as of March 31, 2000, and the related statement of operations for the year then ended, the statements of changes in net assets for the years ended March 31, 2000 and 1999 and the supplementary data for each of the years in the five-year period ended (all expressed in United States dollars). These financial statements and supplementary data are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and supplementary data based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and supplementary data are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities held as of March 31, 2000 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other audit procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and supplementary data present fairly, in all material respects, the financial position of the Portfolio at March 31, 2000, the results of its operations, the changes in its net assets and the supplementary data for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
April 28, 2000